Rule 497(c)
                                                         File Number 333-140895


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                                 [LOGO OMITTED]

                                   AlphaDEX(R)
                                        Family of ETFs

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                                  SECTOR SERIES
               First Trust Consumer Discretionary AlphaDEX(R) Fund
                  First Trust Consumer Staples AlphaDEX(R) Fund
                       First Trust Energy AlphaDEX(R) Fund
                     First Trust Financials AlphaDEX(R) Fund
                    First Trust Health Care AlphaDEX(R) Fund
           First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                     First Trust Materials AlphaDEX(R) Fund
                     First Trust Technology AlphaDEX(R) Fund
                     First Trust Utilities AlphaDEX(R) Fund

                                   CORE SERIES
                   First Trust Large Cap Core AlphaDEX(R) Fund
                    First Trust Mid Cap Core AlphaDEX(R) Fund
                   First Trust Small Cap Core AlphaDEX(R) Fund

                                  STYLE SERIES
           First Trust Large Cap Value Opportunities AlphaDEX(R) Fund First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

                                MULTI CAP SERIES
                  First Trust Multi Cap Value AlphaDEX(R) Fund
                  First Trust Multi Cap Growth AlphaDEX(R) Fund



                          First Trust AlphaDEX(R) Funds
                                December 1, 2009
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Front Cover


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                  First Trust Exchange-Traded AlphaDEX(R) Fund

                                   PROSPECTUS

                                December 1, 2009

First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust") is a registered management investment company that consists of First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund and First Trust Utilities AlphaDEX(R) Fund (collectively, the "AlphaDEX(R) Sector Funds") and First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "AlphaDEX(R) Style Funds" and, together with the AlphaDEX(R) Sector Funds, the "Funds"), each a separate exchange-traded index fund. First Trust Advisors L.P. ("First Trust") is the investment adviser to each Fund.

The shares of each Fund ("Shares") are listed on the NYSE Arca, Inc. (the "NYSE Arca" or the "Exchange"), an affiliate of NYSE Euronext. Market prices may differ to some degree from the net asset value ("NAV") of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks each consisting of 50,000 Shares (each block of Shares issued and redeemed, called a "Creation Unit" and collectively, the "Creation Units"). Each Fund's Creation Units are issued and redeemed principally in-kind for securities included in the applicable Fund.

EXCEPT WHEN AGGREGATED IN CREATION UNITS, THE SHARES ARE NOT REDEEMABLE SECURITIES OF THE FUNDS.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



                        NOT FDIC INSURED. MAY LOSE VALUE.

                               NO BANK GUARANTEE.


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                                TABLE OF CONTENTS

Introduction...............................................................   3
Who Should Invest in the Funds.............................................   3
Tax Efficient Product Structure............................................   3
Principal Investment Risks.................................................   3
Sector Series
   First Trust Consumer Discretionary AlphaDEX(R) Fund.....................  11
   First Trust Consumer Staples AlphaDEX(R) Fund...........................  15
   First Trust Energy AlphaDEX(R) Fund.....................................  19
   First Trust Financials AlphaDEX(R) Fund.................................  23
   First Trust Health Care AlphaDEX(R) Fund................................  27
   First Trust Industrials/Producer Durables AlphaDEX(R) Fund..............  31
   First Trust Materials AlphaDEX(R) Fund..................................  35
   First Trust Technology AlphaDEX(R) Fund.................................  39
   First Trust Utilities AlphaDEX(R) Fund..................................  43
Core Series
   First Trust Large Cap Core AlphaDEX(R) Fund.............................  47
   First Trust Mid Cap Core AlphaDEX(R) Fund...............................  51
   First Trust Small Cap Core AlphaDEX(R) Fund.............................  55
Style Series
   First Trust Large Cap Value Opportunities AlphaDEX(R) Fund..............  59
   First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund.............  63
Multi Cap Series
   First Trust Multi Cap Value AlphaDEX(R) Fund............................  67
   First Trust Multi Cap Growth AlphaDEX(R) Fund...........................  72
Additional Investment Strategies...........................................  77
Additional Risks of Investing in the Funds.................................  77
Fund Organization..........................................................  78
Management of the Funds....................................................  78
How to Buy and Sell Shares.................................................  79
Creations, Redemptions and Transaction Fees................................  81
Dividends, Distributions and Taxes.........................................  82
Federal Tax Matters........................................................  83
Distribution Plan..........................................................  84
Net Asset Value............................................................  85
Fund Service Providers.....................................................  85
Index Providers............................................................  86
Disclaimers................................................................  86
Additional Index Information...............................................  88
Premium/Discount Information...............................................  88
Total Return Information...................................................  92
Financial Highlights.......................................................  96
Other Information.......................................................... 105


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                                  INTRODUCTION

Each Fund is a series of the Trust, an investment company and an exchange-traded "index fund." The investment objective of each Fund is to seek investment results that correspond generally to the price and yield (before each Fund's fees and expenses) of such Fund's corresponding equity index (each Fund's corresponding equity index is referred to herein as an "Index," and together, as the "Indices;" the provider of each Fund's Index is referred to herein as an "Index Provider" and together, as the "Index Providers").

The "StrataQuant(R) Series" is a family of custom enhanced indices developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext" or an "Index Provider"), and licensed to First Trust Portfolios L.P. by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext, which is comprised of the StrataQuant(R) Consumer Discretionary Index, StrataQuant(R) Consumer Staples Index, StrataQuant(R) Energy Index, StrataQuant(R) Financials Index, StrataQuant(R) Health Care Index, StrataQuant(R) Industrials Index, StrataQuant(R) Materials Index, StrataQuant(R) Technology Index and StrataQuant(R) Utilities Index. Prior to the acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the equity indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX.

The "Defined Index Series" is a family of custom enhanced indices developed, maintained and sponsored by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P" or an "Index Provider"), which is comprised of the Defined Large Cap Core Index, Defined Mid Cap Core Index, Defined Small Cap Core Index, Defined Large Cap Value Opportunities Index, Defined Large Cap Growth Opportunities Index, Defined Multi Cap Value Index and Defined Multi Cap Growth Index.


                         WHO SHOULD INVEST IN THE FUNDS

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in the applicable Index. The Funds may be suitable for long-term investment in the markets represented by the applicable Index and may also be used as an asset allocation tool or as a speculative trading instrument.


                         TAX EFFICIENT PRODUCT STRUCTURE

Unlike many conventional mutual funds, the Shares of each Fund are traded throughout the day on the Exchange, whereas mutual funds are typically only bought and sold at closing NAVs. The Shares of each Fund have been designed to be tradable in the secondary market on the Exchange on an intra-day basis, and to be created and redeemed principally in-kind in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from adverse effects on the Funds that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Funds or their ongoing shareholders.


                           PRINCIPAL INVESTMENT RISKS

Risk is inherent in all investing. The Shares of the Funds will change in value, and loss of money is a risk of investing in the Funds. Many factors may affect the value of an investment in a Fund, including market conditions, interest rates and other economic, political or financial events. A Fund's response to such events will depend upon the types of securities in which the Fund invests, the level of investment in particular issuers, and other factors, including the financial condition, industry, economic sector and location of such issuers. A Fund's NAV will fluctuate daily based upon these variations. A Fund may not achieve its investment objective. An investment in a Fund is not a deposit with a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The factors most likely to have a significant impact on a Fund's portfolio are called "principal risks." The principal risks for each Fund are noted in each Fund's description and described below. Some risks apply to all Funds, while others are specific to the investment strategies of certain Funds, as indicated below. The Statement of Additional Information ("SAI") contains additional information about the Funds, their investment strategies and related risks. Each Fund may be subject to risks in addition to those identified as principal risks.


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MARKET RISK
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All Funds                       One of the principal risks of investing in each
                                Fund is market risk. Market risk is the risk
                                that a particular stock owned by a Fund, Shares of a Fund or stocks in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments. Since 2008, the securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has been significant and long-lasting and has had a substantial impact on the value of a Fund.
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INDEX TRACKING RISK
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All Funds                       You should anticipate that the value of Fund
                                Shares will decline, more or less, in
                                correlation with any decline in the value of
                                that Fund's Index.
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NON-CORRELATION RISK
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All Funds                       A Fund's return may not match the return of its
                                underlying Index for a number of reasons. For example, a Fund incurs operating expenses not applicable to its Index, and may incur costs in buying and selling securities, especially when rebalancing a Fund's portfolio holdings to reflect changes in the composition of its Index. In addition, a Fund's portfolio holdings may not exactly replicate the securities included in its Index or the ratios between the securities included in its Index.

                                A Fund may not be fully invested at times,
                                either as a result of cash flows into the Fund
                                or reserves of cash held by the Fund to meet
                                redemptions and expenses. If a Fund utilizes a
                                sampling approach or uses futures or other
                                derivative instruments, its return may not
                                correlate as well with the return of its
                                underlying Index, as would be the case if it
                                purchased all of the stocks in its Index with
                                the same weightings as its Index. While First
                                Trust seeks to have a correlation of 0.95 or
                                better, before fees and expenses, between a
                                Fund's performance and the performance of its
                                Index, there can be no assurance that a Fund
                                will be able to achieve such a correlation.
                                Accordingly, a Fund's performance may correlate
                                to a lesser extent and may possibly vary
                                substantially from the performance of its Index.
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REPLICATION MANAGEMENT RISK
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All Funds                       Each Fund is also exposed to additional market
                                risk due to its policy of investing principally
                                in the securities included in the Index. As a
                                result of this policy, securities held by a Fund
                                will generally not be bought or sold in response
                                to market fluctuations. Therefore, a Fund will
                                generally not sell a stock because the stock's
                                issuer is in financial trouble, unless that
                                stock is removed or is anticipated to be removed
                                from the Index.
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INTELLECTUAL PROPERTY RISK
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All Funds                       Each Fund relies on a license and related
                                sublicense that permits the Fund to use its
                                Index and associated trade names and trademarks
                                (the "Intellectual Property") in connection with
                                the name and investment strategies of the Fund.
                                Such license and related sublicense may be
                                terminated by the Index Provider and, as a
                                result, the Fund may lose its ability to use the
                                Intellectual Property. There is also no
                                guarantee that the Index Provider has all rights
                                to license the Intellectual Property to First
                                Trust Portfolios L.P., on behalf of First Trust
                                and the Fund. Accordingly, in the event the
                                license is terminated or the Index Provider does
                                not have rights to license the Intellectual
                                Property, it may have a significant effect on
                                the operation of the Fund.
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ISSUER SPECIFIC CHANGES RISK
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All Funds                        The value of an individual security or
                                particular type of security can be more volatile
                                than the market as a whole and can perform
                                differently from the value of the market as a
                                whole.
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CONCENTRATION RISK
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All Funds                       A Fund will be concentrated in the securities of
                                a given industry if the Index is concentrated in
                                such industry. A concentration makes the Fund
                                more susceptible to any single occurrence
                                affecting the industry and may subject the Fund
                                to greater market risk than less concentrated
                                funds.
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PASSIVE INVESTMENT RISK
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All Funds                       No Fund is actively managed. A Fund may be
                                affected by a general decline in certain market
                                segments relating to its Index. A Fund invests
                                in securities included in or representative of
                                its Index regardless of their investment merit.
                                A Fund generally will not attempt to take
                                defensive positions in declining markets.
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NON-DIVERSIFICATION RISK
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All Funds                       Each Fund is classified as "non-diversified"
                                under the Investment Company Act of 1940, as
                                amended (the "1940 Act"). As a result, a Fund is
                                only limited as to the percentage of its assets
                                which may be invested in the securities of any
                                one issuer by the diversification requirements
                                imposed by the Internal Revenue Code of 1986, as
                                amended (the "Code"). Because a Fund may invest
                                a relatively high percentage of its assets in a
                                limited number of issuers, such Fund may be more
                                susceptible to any single economic, political or
                                regulatory occurrence and to the financial
                                conditions of the issuers in which it invests.
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SMALLER COMPANY RISK
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All Funds                       Each Fund may invest in small and/or mid
                                capitalization companies. Such companies may be
                                more vulnerable to adverse general market or
                                economic developments, and their securities may
                                be less liquid and may experience greater price
                                volatility than larger, more established
                                companies as a result of several factors,
                                including limited trading volumes, products or
                                financial resources, management inexperience and
                                less publicly available information.
                                Accordingly, such companies are generally
                                subject to greater market risk than larger, more
                                established companies.
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VALUE INVESTMENT STYLE RISK
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First Trust Large Cap Value     The Fund's value-oriented investment style may
   Opportunities AlphaDEX(R)    not be successful in realizing the Fund's
   Fund                         investment objective. Value companies may have
                                experienced adverse business developments or
                                may be subject to special risks that cause their
First Trust Multi Cap Value     securities to be out of favor, may never
   AlphaDEX(R) Fund             reach what may be their full value or may go
                                down in price.
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GROWTH INVESTMENT STYLE RISK
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First Trust Large Cap Growth    The Fund's growth-oriented investment style may
   Opportunities AlphaDEX(R)    not be successful in realizing the Fund's
   Fund                         investment objective. Securities of growth
                                companies may experience significant
FirstTrust Multi Cap Growth     fluctuations in price in response to economic,
   AlphaDEX(R) Fund             political, regulatory, company specific, sector
                                or market developments, changes in perceptions
                                or interest rate changes.
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MARKET CAPITALIZATION RISK
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First Trust Large Cap Core      The Fund normally invests at least 90% of its
   AlphaDEX(R) Fund             assets in common stocks that comprise the Index
                                upon which it is based. The securities of
First Trust Mid Cap Core        companies represented in the Index upon which
   AlphaDEX(R) Fund             the Fund is based generally have market
                                capitalizations that are consistent with the
First Trust Small Cap Core      name of the Index. For purposes of determining
   AlphaDEX(R) Fund             the market capitalization range of such
                                securities, the Fund will use the current range
First Trust Large Cap Value     of the Index upon which it is based. However,
   Opportunities                the Fund will not be forced to sell a stock
   AlphaDEX(R) Fund             because the stock has exceeded or fallen below
                                the current market capitalization range of the
First Trust Large Cap           Index. Because of market movement, there can be
   Growth Opportunities         no assurance that the securities in the Fund
   AlphaDEX(R) Fund             will stay within a given market capitalization
                                range. As a result, the Fund may be exposed to
                                additional risk or may not give investors the
                                opportunity to invest fully in a given market
                                capitalization range.
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CONSUMER DISCRETIONARY SECTOR RISK
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First Trust Consumer            The Fund invests in the securities of companies
   Discretionary AlphaDEX(R)    in the consumer discretionary sector to
   Fund                         approximately the same extent as the Index.
                                Companies in the consumer discretionary sector
                                manufacture products and provide discretionary
                                services directly to the consumer, and the
                                success of these companies is tied closely to
                                the performance of the overall domestic and
                                international economy, interest rates,
                                competition and consumer confidence. Success
                                depends heavily on disposable household
                                income and consumer spending. Changes in
                                demographics and consumer tastes can also affect
                                the demand for, and success of, consumer
                                discretionary products in the marketplace.
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CONSUMER STAPLES SECTOR RISK
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First Trust Consumer Staples    The Fund invests in the securities of companies
   AlphaDEX(R) Fund             in the consumer staples sector. Companies in the
                                consumer staples sector provide products
                                directly to the consumer that are typically
                                considered non-discretionary items based on
                                consumer purchasing habits, and may be affected
                                by a variety of factors which could impact
                                company profitability. For instance, government
                                regulations may affect the permissibility of
                                using various food additives and the production
                                methods of companies that manufacture food
                                products. Tobacco companies may be adversely
                                affected by the adoption of proposed legislation
                                and/or by litigation. Also, the success of foods
                                and soft drinks may be strongly affected by
                                fads, marketing campaigns and other factors
                                affecting supply and demand.
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ENERGY SECTOR RISK
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First Trust Energy AlphaDEX(R)  The Fund invests in the securities of companies
   Fund                         in the energy sector. The companies in the
                                energy sector include integrated oil companies
                                that are involved in the exploration, production
                                and refining process, gas distributors and
                                pipeline-related companies and other energy
                                companies involved with mining, producing and
                                delivering energy-related services and drilling.
                                General problems of issuers in the energy sector
                                include volatile fluctuations in price and
                                supply of energy fuels, international politics,
                                terrorist attacks, reduced demand, the success
                                of exploration projects, clean-up and litigation
                                costs relating to oil spills and environmental
                                damage, and tax and other regulatory policies of
                                various governments. Natural disasters, such as
                                hurricanes in the Gulf of Mexico, also impact
                                the petroleum industry. Oil production and
                                refining companies are subject to extensive
                                federal, state and local environmental laws and
                                regulations regarding air emissions and the
                                disposal of hazardous materials. In addition,
                                oil prices have been extremely volatile.
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FINANCIALS SECTOR RISK
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First Trust Financials          The Fund invests in the securities of companies
   AlphaDEX(R) Fund             in the financials sector which may include
                                banks, thrifts, brokerage firms, broker/dealers, investment banks, finance companies and companies involved in the insurance industry.
                                Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; decreases in the availability of capital; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although the barriers which separated the banking, insurance and securities industries were eliminated by legislation, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.

                                Negative developments relating to the subprime mortgage market have adversely affected credit and capital markets worldwide and reduced the willingness of lenders to extend credit, thus making borrowing on favorable terms more difficult. In addition, the liquidity of certain debt instruments has been reduced or eliminated due to the lack of available market makers.

                                Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

                                Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

                                Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, new legislation, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, such as hurricanes and earthquakes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes and any additional government involvement in the health care sector including measures to provide universal health care.

                                The Fund may invest in companies that may be
                                significantly affected by the downturn in the
                                U.S. and world economies that began with the
                                significant decline in the subprime mortgage
                                lending market in the United States. Due to the
                                downturn, subprime mortgage loans in recent
                                periods have experienced increased rates of
                                delinquency, foreclosure, bankruptcy and loss,
                                and are likely to continue to be subject to
                                interest rates that are significantly higher
                                than those experienced by mortgage loans
                                underwritten in a more traditional manner. The
                                downturn in the subprime mortgage lending market
                                and the resulting impact on the world's
                                economies has had a significant adverse effect
                                on the financials sector and the economy and may
                                have far-reaching consequences into various
                                aspects of the financials sector, and
                                consequently, the value of the Fund may decline
                                in response to such developments.
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HEALTH CARE SECTOR RISK
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First Trust Health Care         The Fund invests in the securities of companies
   AlphaDEX(R) Fund             in the health care sector. Companies in the
                                health care sector are involved in medical
                                services or health care, including biotechnology
                                research and production, drugs and
                                pharmaceuticals and health care facilities and
                                services, and are subject to extensive
                                competition, generic drug sales or the loss of
                                patent protection, product liability litigation
                                and increased government regulation. Research
                                and development costs of bringing new drugs to
                                market are substantial, and there is no
                                guarantee that the product will ever come to
                                market. Health care facility operators may be
                                affected by the demand for services, efforts by
                                government or insurers to limit rates,
                                restriction of government financial assistance
                                and competition from other providers.
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INDUSTRIALS AND PRODUCER DURABLES SECTORS RISK
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First Trust Industrials/        The Fund invests in the securities of companies
   Producer Durables            in the industrials and producer durables
   AlphaDEX(R) Fund             sectors. Many companies in these sectors convert
                                unfinished goods into finished durables used to
                                manufacture other goods or provide services.
                                Some industries included in these sectors are
                                electrical equipment and components, industrial
                                products, manufactured housing and
                                telecommunications equipment. General risks of
                                these companies include the general state of the
                                economy, intense competition, consolidation,
                                domestic and international politics, excess
                                capacity and consumer demand and spending
                                trends. In addition, they may also be
                                significantly affected by overall capital
                                spending levels, economic cycles, technical
                                obsolescence, delays in modernization, labor
                                relations, government regulations and e-commerce
                                initiatives.
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MATERIALS SECTOR RISK
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First Trust Materials           The Fund invests in the securities of companies
   AlphaDEX(R) Fund             in the materials sector. Companies in the
                                materials sector are involved in the extracting
                                or processing of raw materials. General risks of
                                these companies include the general state of the
                                economy, consolidation, domestic and
                                international politics and excess capacity. In
                                addition, materials companies may also be
                                significantly affected by volatility of
                                commodity prices, import controls, worldwide
                                competition, liability for environmental damage,
                                depletion of resources, and mandated
                                expenditures for safety and pollution control
                                devices.
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TECHNOLOGY SECTOR RISK
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First Trust Technology          The Fund invests in the securities of companies
   AlphaDEX(R) Fund             in the technology sector. Because companies in
                                the technology sector serve the electronics and
                                computer industries or manufacture products
                                based on the latest applied science, general
                                risks of these companies include the risks of
                                rapidly changing technologies, short product
                                life cycles, fierce competition, aggressive
                                pricing and reduced profit margins, loss of
                                patent, copyright and trademark protections,
                                cyclical market patterns, evolving industry
                                standards, and frequent new product
                                introductions. Technology companies may be
                                smaller and less experienced companies, with
                                limited product lines, markets or financial
                                resources and fewer experienced management or
                                marketing personnel. Technology company stocks,
                                particularly those involved with the Internet,
                                have experienced extreme price and volume
                                fluctuations that often have been unrelated to
                                their operating performance.
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UTILITIES SECTOR RISK
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First Trust Utilities           The Fund invests in the securities of companies
   AlphaDEX(R) Fund             in the utilities sector. Issuers in the
                                utilities sector are subject to the imposition
                                of rate caps, increased competition due to
                                deregulation, the difficulty in obtaining an
                                adequate return on invested capital or in
                                financing large construction projects, the
                                limitations on operations and increased costs
                                and delays attributable to environmental
                                considerations, and the capital market's ability
                                to absorb utility debt. In addition, taxes,
                                government regulation, international politics,
                                price and supply fluctuations, volatile interest
                                rates and energy conservation may cause
                                difficulties for utilities. Utilities issuers
                                have been experiencing certain of these problems
                                to varying degrees.
--------------------------------------------------------------------------------

               FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXD            33734X101          NYSE Arca        StrataQuant(R) Consumer Discretionary Index             STRQCD
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Discretionary Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board of Trustees of the Trust (the "Board") can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 123 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
            First Trust Consumer Discretionary AlphaDEX(R) Fund - FXD
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the consumer discretionary sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the consumer discretionary sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Consumer Discretionary Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
            First Trust Consumer Discretionary AlphaDEX(R) Fund - FXD
--------------------------------------------------------------------------------


FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -42.87%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 49.64%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -5.06% and -28.37%, respectively, for the quarters ended September 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -42.87%          -35.37%
      Return After Taxes on Distributions                                        -43.03%          -35.52%
      Return After Taxes on Distributions and Sale of Shares                     -27.85%          -29.41%
      StrataQuant(R) Consumer Discretionary Index                                -42.56%          -34.84%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Consumer Discretionary Index                                    -33.49%          -29.53%
      Russell 1000(R) Consumer Discretionary and Services Index*                 -34.28%          -26.16%

      * On or about June 30, 2009, Russell Investment Group ("Russell") changed the name of the Russell 1000(R) Consumer Discretionary and Services Index to the Russell 1000(R) Consumer Discretionary Index.

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $1,000
       Additional transaction charge if settled outside of the usual process through the
          Continuous Net Settlement System of the National Securities Clearing Corporation (1)      Up to 3 times
                                                                                                    the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                1.09%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.59%
          Fee Waiver and Expense Reimbursement (4)                                                      0.89%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
            First Trust Consumer Discretionary AlphaDEX(R) Fund - FXD
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $418                $842             $2,023

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000 for the Fund (assuming 101 to 200 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only broker-dealers or large institutional investors that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units, called "Authorized Participants" ("APs"), can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS            5 YEARS            10 YEARS
         $9,151              $43,820            $86,162            $204,297

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                  FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXG            33734X119          NYSE Arca           StrataQuant(R) Consumer Staples Index                STRQCS
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Consumer Staples Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 39 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
               First Trust Consumer Staples AlphaDEX(R) Fund - FXG
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the consumer staples sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the consumer staples sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%)
         and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Consumer Staples Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
               First Trust Consumer Staples AlphaDEX(R) Fund - FXG
--------------------------------------------------------------------------------


FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -24.67%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 22.98%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 1.64% and -17.59%, respectively, for the quarters ended September 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008
                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -24.67%          -17.86%
      Return After Taxes on Distributions                                        -25.10%          -18.25%
      Return After Taxes on Distributions and Sale of Shares                     -16.02%          -15.22%
      StrataQuant(R) Consumer Staples Index                                      -24.25%          -17.32%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Consumer Staples Index                                          -15.43%           -5.08%
      Russell 1000(R) Consumer Staples Index                                     -17.57%           -6.46%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.80%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.30%
          Fee Waiver and Expense Reimbursement (4)                                                      0.60%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
               First Trust Consumer Staples AlphaDEX(R) Fund - FXG
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $369                $728             $1,741

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $8,151              $37,909             $73,839           $175,088

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                       FIRST TRUST ENERGY ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXN            33734X127          NYSE Arca                StrataQuant(R) Energy Index                     STRQEN
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Energy Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 58 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive the rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
                    First Trust Energy AlphaDEX(R) Fund - FXN
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the energy sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the energy sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Energy Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and three more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                    First Trust Energy AlphaDEX(R) Fund - FXN
--------------------------------------------------------------------------------


FIRST TRUST ENERGY ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -50.78%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 39.01%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 29.92% and -38.75%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008
                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -50.78%          -28.93%
      Return After Taxes on Distributions                                        -50.81%          -29.03%
      Return After Taxes on Distributions and Sale of Shares                     -33.00%          -24.17%
      StrataQuant(R) Energy Index                                                -50.50%          -28.49%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Energy Index                                                    -34.87%          -12.88%
      Russell 1000(R) Other Energy Index*                                        -53.64%          -30.05%
      Russell 1000(R) Integrated Oils Index*                                     -21.67%           -2.76%

      * On or about June 30, 2009, Russell combined the Russell 1000(R) Other Energy Index and the Russell 1000(R) Integrated Oils Index into one index, the Russell 1000(R) Energy Index.

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.85%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.35%
          Fee Waiver and Expense Reimbursement (4)                                                      0.65%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                    First Trust Energy AlphaDEX(R) Fund - FXN
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $378                $748             $1,790

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS            5 YEARS            10 YEARS
         $8,151              $38,757            $75,800            $180,004

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                     FIRST TRUST FINANCIALS ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXO            33734X135          NYSE Arca              StrataQuant(R) Financials Index                   STRQFN
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Financials Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 144 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
                  First Trust Financials AlphaDEX(R) Fund - FXO
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the financials sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the financials sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Financials Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                  First Trust Financials AlphaDEX(R) Fund - FXO
--------------------------------------------------------------------------------


FIRST TRUST FINANCIALS ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -38.24%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 29.54%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 3.94% and -22.43%, respectively, for the quarters ended September 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008
                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -38.24%          -34.86%
      Return After Taxes on Distributions                                        -38.67%          -35.32%
      Return After Taxes on Distributions and Sale of Shares                     -24.81%          -29.14%
      StrataQuant(R) Financials Index                                            -37.76%          -34.17%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Financials Index                                                -55.32%          -46.75%
      Russell 1000(R) Financial Services Index                                   -51.09%          -42.82%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $1,000
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                1.00%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.50%
          Fee Waiver and Expense Reimbursement (4)                                                      0.80%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                  First Trust Financials AlphaDEX(R) Fund - FXO
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $403                $807             $1,936

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000 for the Fund (assuming between 101 to 200 different securities in a Creation
         Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

          1 YEAR              3 YEARS            5 YEARS            10 YEARS
          $9,151              $42,298            $82,661            $195,621

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                    FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXH            33734X143          NYSE Arca             StrataQuant(R) Health Care Index                   STRQHC
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Health Care Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 72 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
                 First Trust Health Care AlphaDEX(R) Fund - FXH
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the health care sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the health care sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Health Care Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                 First Trust Health Care AlphaDEX(R) Fund - FXH
--------------------------------------------------------------------------------


FIRST TRUST HEALTH CARE ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -29.32%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 36.30%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -0.17% and -19.65%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008
                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -29.32%          -18.51%
      Return After Taxes on Distributions                                        -29.32%          -18.51%
      Return After Taxes on Distributions and Sale of Shares                     -19.06%          -15.57%
      StrataQuant(R) Health Care Index                                           -28.67%          -17.76%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Health Care Index                                               -22.81%          -15.87%
      Russell 1000(R) Health Care Index                                          -22.40%          -15.31%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.65%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.15%
          Fee Waiver and Expense Reimbursement (4)                                                      0.45%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                 First Trust Health Care AlphaDEX(R) Fund - FXH
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $344                $669             $1,592

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS            5 YEARS            10 YEARS
         $8,151              $35,360            $67,935            $160,205

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

           FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXR            33734X150          NYSE Arca             StrataQuant(R) Industrials Index                   STRQIN
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Industrials Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 92 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
        First Trust Industrials/Producer Durables AlphaDEX(R) Fund - FXR
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the industrials/producer durables sectors are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the industrials/producer durables sectors is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Industrials and Producer Durables Sectors Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
        First Trust Industrials/Producer Durables AlphaDEX(R) Fund - FXR
--------------------------------------------------------------------------------


FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -45.90%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 30.89%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 2.11% and -28.74%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008
                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -45.90%          -32.23%
      Return After Taxes on Distributions                                        -46.00%          -32.32%
      Return After Taxes on Distributions and Sale of Shares                     -29.82%          -26.86%
      StrataQuant(R) Industrials Index                                           -45.55%          -31.70%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Industrials Index                                               -39.92%          -24.80%
      Russell 1000(R) Producer Durables Index                                    -40.85%          -25.32%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                1.13%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.63%
          Fee Waiver and Expense Reimbursement (4)                                                      0.93%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
        First Trust Industrials/Producer Durables AlphaDEX(R) Fund - FXR
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $425                $857             $2,061

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS            5 YEARS            10 YEARS
         $8,151              $43,495            $86,715            $207,130

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                     FIRST TRUST MATERIALS ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXZ            33734X168          NYSE Arca              StrataQuant(R) Materials Index                    STRQMT
---------------------------------------------------------------------------------------------------------------------------------


INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Materials Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 53 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
                  First Trust Materials AlphaDEX(R) Fund - FXZ
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the materials sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the materials sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Materials Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                  First Trust Materials AlphaDEX(R) Fund - FXZ
--------------------------------------------------------------------------------


FIRST TRUST MATERIALS ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -44.61%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 48.65%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 8.65% and -28.66%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008
                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -44.61%          -26.04%
      Return After Taxes on Distributions                                        -44.90%          -26.33%
      Return After Taxes on Distributions and Sale of Shares                     -28.95%          -21.89%
      StrataQuant(R) Materials Index                                             -44.22%          -25.49%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Materials Index                                                 -45.66%          -28.01%
      Russell 1000(R) Materials and Processing Index                             -47.26%          -27.91%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.90%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.40%
          Fee Waiver and Expense Reimbursement (4)                                                      0.70%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                  First Trust Materials AlphaDEX(R) Fund - FXZ
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $386                $768             $1,839

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $8,151              $39,605             $77,757           $184,898

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                     FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXL            33734X176          NYSE Arca              StrataQuant(R) Technology Index                 STRQTC
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Technology Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 84 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
                  First Trust Technology AlphaDEX(R) Fund - FXL
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the technology sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the technology sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Technology Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                  First Trust Technology AlphaDEX(R) Fund - FXL
--------------------------------------------------------------------------------


FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -48.07%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 50.28%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 4.35% and -28.69%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -48.07%          -31.41%
      Return After Taxes on Distributions                                        -48.07%          -31.41%
      Return After Taxes on Distributions and Sale of Shares                     -31.24%          -26.16%
      StrataQuant(R) Technology Index                                            -47.47%          -30.70%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Information Technology Index                                    -43.14%          -25.32%
      Russell 1000(R) Technology Index                                           -42.21%          -24.50%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.76%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.26%
          Fee Waiver and Expense Reimbursement (4)                                                      0.56%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                  First Trust Technology AlphaDEX(R) Fund - FXL
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $362                $713             $1,701

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $8,151              $37,230             $72,268           $171,139

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                     FIRST TRUST UTILITIES ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FXU            33734X184          NYSE Arca              StrataQuant(R) Utilities Index                  STRQUT
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the StrataQuant(R) Utilities Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by NYSE Euronext to objectively identify and select stocks from the Russell 1000(R) Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Russell 1000(R) Index consists of approximately 1,000 of the largest stocks within the Russell 3000(R) Index. The Russell 3000(R) Index is constructed to represent approximately 98% of the U.S. market. The Index was created and trademarked by AMEX on April 11, 2007. The initial divisor was created to set a benchmark value of 1000.00 on July 3, 2003. As of October 31, 2009, the Russell 1000(R) Index consisted of 961 stocks and the Index consisted of 55 stocks. The value of the Index will be disseminated every 15 seconds over the Consolidated Tape Association's Network B between the hours of approximately 9:30 a.m. and 4:15 p.m. Eastern time.

NYSE Euronext constructs the Index in the following manner:

     1. The selection universe of stocks is constituents of the Russell 1000(R) Index.

     2a. All stocks in the selection universe are scored and ranked using the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. For stocks in the Russell 1000(R) Index that Russell has classified solely as growth or value, such stocks receive a rank for that style from step 2a as their selection score. For stocks in the Russell 1000(R) Index that Russell has allocated between growth and value, such stocks receive the best rank from step 2a as their selection score.

--------------------------------------------------------------------------------
                  First Trust Utilities AlphaDEX(R) Fund - FXU
--------------------------------------------------------------------------------


     3. The selection universe is then divided into respective sectors as defined by Russell. The component stocks contained in the utilities sector are ranked according to their selection score from step 2b. The bottom 25% in such sector is eliminated.

     4. The top 75% of the stocks contained in the utilities sector is then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15
         (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted on the last business day of each calendar quarter. Changes will be effective at the open on the fourth business day of the following month.

The NYSE Euronext reserves the right to make changes to the Index at any time. When applicable, Index changes will be announced at least two business days prior to effectiveness. The Index divisor will be maintained to ensure non-trading events will not affect the Index level. The Index will be maintained to conform to the following rules:

         o Mergers: Components being acquired will be removed from the Index upon effectiveness of the merger. If the acquiring company is also an Index member, their weight will be increased by the Index weight of the acquired component.

         o Spin-offs: The Index component's price and shares will be adjusted to maintain its pre spin-off Index weight.

         o Extraordinary Dividends: The Index component's price will be adjusted to ensure the component's weight is not reduced by the distribution.

         o Deletions: Components will be removed from the Index if they are removed from a listed exchange. Removed components will not be replaced.

         o Splits and Stock Dividends: Stock splits and stock dividends will be adjusted on effective date.

         o Cash Dividends: The price return Index will not be adjusted for cash dividends.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Utilities Sector Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and two more specialized indices. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                  First Trust Utilities AlphaDEX(R) Fund - FXU
--------------------------------------------------------------------------------


FIRST TRUST UTILITIES ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -27.43%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 13.83%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 6.57% and -14.04%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -27.43%          -20.11%
      Return After Taxes on Distributions                                        -27.95%          -21.17%
      Return After Taxes on Distributions and Sale of Shares                     -17.80%          -17.39%
      StrataQuant(R) Utilities Index                                             -26.76%          -19.37%
      Russell 1000(R) Index                                                      -37.60%          -25.51%
      S&P 500(R) Utilities Index                                                 -28.98%          -17.28%
      Russell 1000(R) Utilities Index                                            -28.81%          -19.66%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                           $500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.65%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.15%
          Fee Waiver and Expense Reimbursement (4)                                                      0.45%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                  First Trust Utilities AlphaDEX(R) Fund - FXU
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $344                $669             $1,592

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $500 for the Fund (assuming 100 or fewer different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $20 per Share price would be approximately $1,000,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,000,000, a $20 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $8,151              $35,360             $67,935           $160,205

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                   FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FEX            33734K109          NYSE Arca              Defined Large Cap Core Index                   DEFILCCI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Core Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy representing approximately 75% of the U.S. equities market. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P 500 consisted of 500 stocks and the Index consisted of 374 stocks.

The Index is constructed by S&P in the following manner:

     1.  S&P begins with the universe of stocks in the S&P 500 Index.

     2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 2a as its selection score.

--------------------------------------------------------------------------------
                First Trust Large Cap Core AlphaDEX(R) Fund - FEX
--------------------------------------------------------------------------------


     3. For the Index, stocks are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Market Capitalization Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index and a broad measure of market performance. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                First Trust Large Cap Core AlphaDEX(R) Fund - FEX
--------------------------------------------------------------------------------


FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -38.35%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 26.40%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -0.43% and -23.68%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -38.35%          -27.99%
      Return After Taxes on Distributions                                        -38.66%          -28.30%
      Return After Taxes on Distributions and Sale of Shares                     -24.90%          -23.51%
      Defined Large Cap Core Index                                               -37.87%          -27.41%
      S&P 500(R) Index                                                           -37.00%          -25.02%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $2,000
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                    transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.67%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.17%
          Fee Waiver and Expense Reimbursement (4)                                                      0.47%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                First Trust Large Cap Core AlphaDEX(R) Fund - FEX
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $347                $677             $1,612

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $2,000 for the Fund (assuming 301 to 400 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $14,726             $56,051           $105,587            $245,802

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                    FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FNX            33735B108          NYSE Arca               Defined Mid Cap Core Index                    DEFIMCCI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P MidCap 400 Index includes 400 stocks selected on market capitalization, liquidity and industry representation covering over 7% of the U.S. equities market. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P MidCap 400 Index consisted of 400 stocks and the Index consisted of 298 stocks.

The Index is constructed by S&P in the following manner:

     1.  S&P begins with the universe of stocks in the S&P MidCap 400 Index.

     2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 2a as its selection score.

--------------------------------------------------------------------------------
                 First Trust Mid Cap Core AlphaDEX(R) Fund - FNX
--------------------------------------------------------------------------------


     3. For the Index, stocks are ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Market Capitalization Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index and a broad measure of market performance. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                 First Trust Mid Cap Core AlphaDEX(R) Fund - FNX
--------------------------------------------------------------------------------


FIRST TRUST MID CAP CORE ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -36.77%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 39.50%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 3.76% and -26.89%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -36.77%          -27.12%
      Return After Taxes on Distributions                                        -36.95%          -27.29%
      Return After Taxes on Distributions and Sale of Shares                     -23.89%          -22.74%
      Defined Mid Cap Core Index                                                 -36.34%          -26.60%
      S&P MidCap 400 Index                                                       -36.23%          -25.28%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $1,500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.78%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.28%
          Fee Waiver and Expense Reimbursement (4)                                                      0.58%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                 First Trust Mid Cap Core AlphaDEX(R) Fund - FNX
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $366                $721             $1,721

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,500 for the Fund (assuming 201 to 300 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $13,726             $57,854            $111,080           $261,172

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                   FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FYX            33734Y109          NYSE Arca              Defined Small Cap Core Index                   DEFISCCI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Small Cap Core Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P SmallCap 600 Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P SmallCap 600 Index includes 600 stocks selected on size, financial viability, liquidity, adequate float size and other trading requirements covering 3%-4% of the U.S. equities market. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P SmallCap 600 Index consisted of 600 stocks and the Index consisted of 449 stocks.

The Index is constructed by S&P in the following manner:

     1.  S&P begins with the universe of stocks in the S&P SmallCap 600 Index.

     2a. S&P ranks all stocks in the above universe on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2b. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 2a as its selection score. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 2a as its selection score.

--------------------------------------------------------------------------------
                First Trust Small Cap Core AlphaDEX(R) Fund - FYX
--------------------------------------------------------------------------------


     3. For the Index, stocks are then ranked according to their selection score from step 2b. The bottom 25% of such stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Market Capitalization Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index and a broad measure of market performance. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
                First Trust Small Cap Core AlphaDEX(R) Fund - FYX
--------------------------------------------------------------------------------


FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -34.28%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 31.11%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 0.67% and -27.22%, respectively, for the quarters ended September 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -34.28%          -27.94%
      Return After Taxes on Distributions                                        -34.40%          -28.04%
      Return After Taxes on Distributions and Sale of Shares                     -22.28%          -23.39%
      Defined Small Cap Core Index                                               -33.69%          -27.26%
      S&P SmallCap 600 Index                                                     -31.07%          -23.99%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $2,500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.90%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.40%
          Fee Waiver and Expense Reimbursement (4)                                                      0.70%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
                First Trust Small Cap Core AlphaDEX(R) Fund - FYX
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $386                $768             $1,839

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $2,500 for the Fund (assuming 401 to 500 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $15,726             $62,907            $120,135           $280,847

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

           FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FTA            33735J101          NYSE Arca       Defined Large Cap Value Opportunities Index           DEFILVOI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Value Opportunities Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P 500/Citigroup Value Index includes certain stocks within the S&P 500 Index selected on value factors. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P 500/Citigroup Value Index consisted of 369 stocks and the Index consisted of 219 stocks.

The Index is constructed by S&P in the following manner:

     1. S&P ranks all stocks in the S&P 500/Citigroup Value Index against all the stocks in the S&P 500 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that

--------------------------------------------------------------------------------
        First Trust Large Cap Value Opportunities AlphaDEX(R) Fund - FTA
--------------------------------------------------------------------------------


         S&P/Citigroup classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; Value Investment Style Risk; and Market Capitalization Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and a more specialized index. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

--------------------------------------------------------------------------------
        First Trust Large Cap Value Opportunities AlphaDEX(R) Fund - FTA
--------------------------------------------------------------------------------


FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -36.09%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 30.64%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -2.54% and -24.78%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -36.09%          -29.45%
      Return After Taxes on Distributions                                        -36.64%          -29.97%
      Return After Taxes on Distributions and Sale of Shares                     -23.41%          -24.80%
      Defined Large Cap Value Opportunities Index                                -35.58%          -28.86%
      S&P 500(R) Index                                                           -37.00%          -25.02%
      S&P 500(R)/Citigroup Value Index                                           -39.22%          -28.38%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $1,500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.57%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.07%
          Fee Waiver and Expense Reimbursement (4)                                                      0.37%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

--------------------------------------------------------------------------------
        First Trust Large Cap Value Opportunities AlphaDEX(R) Fund - FTA
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $330                $638             $1,512

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,500 for the Fund (assuming 201 to 300 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $13,726             $52,498             $98,661           $229,779

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

           FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FTC            33735K108          NYSE Arca      Defined Large Cap Growth Opportunities Index           DEFILGOI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Large Cap Growth Opportunities Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P 500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P 500/Citigroup Growth Index includes certain stocks within the S&P 500 Index selected on growth factors. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of 100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P 500/Citigroup Growth Index consisted of 296 stocks and the Index consisted of 155 stocks.

The Index is constructed by S&P in the following manner:

     1. S&P ranks all stocks in the S&P 500/Citigroup Growth Index against all stocks in the S&P 500 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as value are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that

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        First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund - FTC
--------------------------------------------------------------------------------


         S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; Growth Investment Style Risk; and Market Capitalization Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and a more specialized index. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

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        First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund - FTC
--------------------------------------------------------------------------------


FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -41.12%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 20.99%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 1.97% and -22.58%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -41.12%          -26.34%
      Return After Taxes on Distributions                                        -41.24%          -26.49%
      Return After Taxes on Distributions and Sale of Shares                     -26.72%          -22.09%
      Defined Large Cap Growth Opportunities Index                               -40.71%          -25.80%
      S&P 500(R) Index                                                           -37.00%          -25.02%
      S&P 500(R)/Citigroup Growth Index                                          -34.92%          -21.65%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $1,000
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                0.51%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.01%
          Fee Waiver and Expense Reimbursement (4)                                                      0.31%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%

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        First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund - FTC
--------------------------------------------------------------------------------


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $320                $614             $1,451

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $1,000 for the Fund (assuming 101 to 200 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.
     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $12,726             $49,964             $94,095           $219,700

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                  FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FAB            33733C108          NYSE Arca              Defined Multi Cap Value Index                  DEFIMCVI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Value Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Value Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P Composite 1500/Citigroup Value Index includes certain stocks within the S&P Composite 1500 Index considered to have value characteristics. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of
100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P Composite 1500/Citigroup Value Index consisted of 1,079 stocks and the Index consisted of 652 stocks.

The stocks of the S&P Composite 1500/Citigroup Value Index (i) that are members of the S&P 500/Citigroup Value Index will comprise 50% of the Index, (ii) that are members of the S&P MidCap 400/Citigroup Value Index will comprise 30% of the Index and (iii) that are members of the S&P SmallCap 600/Citigroup Value Index will comprise 20% of the Index. The Index is constructed in the following manner:

For the stocks selected from the S&P 500/Citigroup Value Index:

     1. S&P ranks all stocks in the S&P 500/Citigroup Value Index against all the stocks in the S&P 500 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

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               First Trust Multi Cap Value AlphaDEX(R) Fund - FAB
--------------------------------------------------------------------------------


     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P MidCap 400/Citigroup Value Index:

     1. S&P ranks all stocks in the S&P MidCap 400/Citigroup Value Index against all the stocks in the S&P MidCap 400 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P SmallCap 600/Citigroup Value Index:

     1. S&P ranks all stocks in the S&P SmallCap 600/Citigroup Value Index against all the stocks in the S&P SmallCap 600 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as growth are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their growth scores are better than their value scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the

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               First Trust Multi Cap Value AlphaDEX(R) Fund - FAB
--------------------------------------------------------------------------------


day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Value Investment Style Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and a more specialized index. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -35.41%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 38.13%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were -1.14% and -26.85%, respectively, for the quarters ended September 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

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               First Trust Multi Cap Value AlphaDEX(R) Fund - FAB
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -35.41%          -29.81%
      Return After Taxes on Distributions                                        -35.88%          -30.20%
      Return After Taxes on Distributions and Sale of Shares                     -22.96%          -25.02%
      Defined Multi Cap Value Index                                              -34.92%          -29.22%
      S&P Composite 1500/Citigroup Value Index                                   -38.52%          -28.08%
      S&P Composite 1500 Index                                                   -36.72%          -25.85%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $3,500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                1.67%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          2.17%
          Fee Waiver and Expense Reimbursement (4)                                                      1.47%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $516               $1,065            $2,565

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $3,500 for the Fund (assuming 601 to 700 different securities in a Creation Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.

--------------------------------------------------------------------------------
               First Trust Multi Cap Value AlphaDEX(R) Fund - FAB
--------------------------------------------------------------------------------


     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $17,726             $84,361             $166,684          $391,811

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                  FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

---------------------------------------------------------------------------------------------------------------------------------
   FUND TICKER          CUSIP             LISTING                     UNDERLYING INDEX                 UNDERLYING INDEX TICKER
       FAD            33733F101          NYSE Arca             Defined Multi Cap Growth Index                  DEFIMCGI
---------------------------------------------------------------------------------------------------------------------------------



INVESTMENT OBJECTIVE, STRATEGIES AND RISKS

INVESTMENT OBJECTIVE
The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Multi Cap Growth Index (the "Index").


PRINCIPAL INVESTMENT STRATEGIES
The Fund will normally invest at least 90% of its assets in common stocks that comprise the Index. The Fund's investment objective and the 90% investment strategy are non-fundamental policies and require 60 days' prior written notice to shareholders before they can be changed. As non-fundamental policies, the Board can change such policies without receiving shareholder approval.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation. First Trust will regularly monitor the Fund's tracking accuracy and will use the investment techniques described below in seeking to maintain an appropriate correlation.

In seeking to achieve the Fund's investment objective, the Fund generally will invest in all of the stocks comprising the Index in proportion to their weightings in the Index. However, under various circumstances, it may not be possible or practicable to purchase all of those stocks in those weightings. In those circumstances, the Fund may purchase a sample of stocks in the Index. There may also be instances in which First Trust may choose to overweight certain stocks in the Index, purchase securities not in the Index which First Trust believes are appropriate to substitute for certain securities in the Index, use futures or other derivative instruments, or utilize various combinations of the above techniques in seeking to track the Index. The Fund may sell stocks that are represented in the Index in anticipation of their removal from the Index or purchase stocks not represented in the Index in anticipation of their addition to the Index.


INDEX CONSTRUCTION
The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P Composite 1500/Citigroup Growth Index that may generate positive alpha relative to traditional passive style indices through the use of the AlphaDEX(R) screening methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The S&P Composite 1500/Citigroup Growth Index includes certain stocks within the S&P Composite 1500 Index considered to have growth characteristics. The inception date of the Index was April 9, 2007. The initial divisor was created to set a benchmark value of
100.00 on January 8, 1996. The Index was created and trademarked by S&P. As of October 31, 2009, the S&P Composite 1500/Citigroup Growth Index consisted of 916 stocks and the Index consisted of 469 stocks.

The stocks of the S&P Composite 1500/Citigroup Growth Index (i) that are members of the S&P 500/Citigroup Growth Index will comprise 50% of the Index, (ii) that are members of the S&P MidCap 400/Citigroup Growth Index will comprise 30% of the Index and (iii) that are members of the S&P SmallCap 600/Citigroup Growth Index will comprise 20% of the Index. The Index is constructed in the following manner:

For the stocks selected from the S&P 500/Citigroup Growth Index:

     1. S&P ranks all stocks in the S&P 500/Citigroup Growth Index against all the stocks in the S&P 500 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

--------------------------------------------------------------------------------
               First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD
--------------------------------------------------------------------------------


     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as value are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P MidCap 400/Citigroup Growth Index:

     1. S&P ranks all stocks in the S&P MidCap 400/Citigroup Growth Index against all the stocks in the S&P MidCap 400 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as value are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

For the stocks selected from the S&P SmallCap 600/Citigroup Growth Index:

     1. S&P ranks all stocks in the S&P SmallCap 600/Citigroup Growth Index against all the stocks in the S&P SmallCap 600 Index on the following growth and value factors: three, six and 12-month price appreciation, sales to price and one year sales growth (growth factors) and book value to price, cash flow to price and return on assets (value factors). All stocks are ranked on the sum of ranks for the growth factors and, separately, all stocks are ranked on the sum of ranks for the value factors.

     2. S&P/Citigroup Growth and Value series is a family of indices wherein each stock is classified in one of three ways: solely growth, solely value or a blend of growth and value. For stocks that S&P/Citigroup classified solely as growth or value, the stock receives the rank for that style from step 1 as its selection score. Stocks that S&P/Citigroup classified solely as value are not eligible for inclusion in the Index. For stocks that S&P/Citigroup allocates between growth and value, the stock receives the best rank from step 1 as its selection score and is treated as belonging solely to the style of its best rank henceforth in the selection process. Stocks that S&P/Citigroup allocates between growth and value are not eligible for inclusion in the Index if their value scores are better than their growth scores.

     3. For the Index, remaining stocks are then ranked according to their selection score from step 2. The bottom 25% of such remaining stocks is then eliminated and the top 75% of such stocks is selected for the Index.

     4. The selected stocks are then split into quintiles based on their score from step 3. The top ranked quintile receives 5/15 (33.3%) of the portfolio weight with successive quintiles receiving 4/15 (26.7%), 3/15 (20.0%), 2/15 (13.3%) and 1/15 (6.7%), respectively. Stocks are equally weighted within each quintile.

The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes will be effective at the open on the sixth business day of the following month. Acquired companies are deleted at the close on the

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               First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD
--------------------------------------------------------------------------------


day the merger closes for both cash and stock deals. An acquired company's weight in the Index is reallocated pro-rata among the remaining Index constituents. Spin-offs are not included in the Index. The value of the spin-off is reallocated to the parent company.

See "Additional Index Information" for additional information regarding the Index.


PRINCIPAL RISKS OF INVESTING IN THE FUND
The Fund is subject to the following principal risks: Market Risk; Index Tracking Risk; Non-Correlation Risk; Replication Management Risk; Intellectual Property Risk; Issuer Specific Changes Risk; Concentration Risk; Passive Investment Risk; Non-Diversification Risk; Smaller Company Risk; and Growth Investment Style Risk. For more information on the Fund's principal risks, including a description of the principal risks noted above, please refer to "Principal Investment Risks" beginning on page 3.

See "Additional Risks of Investing in the Funds" for additional information regarding risks.


HOW THE FUND HAS PERFORMED
The bar chart and table below illustrate annual calendar year returns of the Fund based on NAV for the past year as well as average annual Fund and Index returns for the one-year and since inception periods ended December 31, 2008. The bar chart and table provide an indication of the risks of investing in the Fund and show how the Fund's average annual total returns based on NAV compare to those of the Fund's underlying Index, a broad measure of market performance and a more specialized index. See "Total Return Information" for additional performance information regarding the Fund.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of Shares assume you sold your Shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund Shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.


FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND--TOTAL RETURN(1)

                                [GRAPHIC OMITTED]
                      [DATA POINT REPRESENTED IN BAR CHART]

                     Calendar Year Total Return as of 12/31

                              Year              %
                             ------         --------
                              2008          -38.98%


     (1) The Fund's year-to-date return based on NAV for the period from 12/31/2008 to 9/30/2009 was 22.60%.


During the year ended December 31, 2008, the Fund's highest and lowest calendar quarter returns were 4.88% and -23.61%, respectively, for the quarters ended June 30, 2008 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

--------------------------------------------------------------------------------
               First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2008

                                                                                  1 Year      Since Inception
                                                                                                 (5/8/2007)
      Return Before Taxes                                                        -38.98%          -25.24%
      Return After Taxes on Distributions                                        -39.03%          -25.29%
      Return After Taxes on Distributions and Sale of Shares                     -25.34%          -21.15%
      Defined Multi Cap Growth Index                                             -38.57%          -24.68%
      S&P Composite 1500/Citigroup Growth Index                                  -35.02%          -21.87%
      S&P Composite 1500 Index                                                   -36.72%          -25.85%

WHAT ARE THE COSTS OF INVESTING?
The following table describes the fees and expenses an Authorized Participant may pay when buying or selling Creation Units of the Fund. Investors purchasing Shares in the secondary market will not pay the shareholder fees shown below, but may be subject to costs (including customary brokerage commissions) charged by their broker.

     Shareholder Fees (paid directly by Authorized Participants)
       Sales Charge (Load)                                                                              None
       Standard Transaction Fee Per Order (1)                                                          $2,500
       Additional transaction charge if settled outside of the usual process through the Continuous Net Settlement System of the
          National Securities Clearing Corporation (1)                                              Up to 3 times
                                                                                                     the standard
                                                                                                   transaction fee
     Annual Fund Operating Expenses (2)
       (Expenses that are deducted from the Fund's assets)
          Management Fees                                                                               0.50%
          Distribution and Service (12b-1) Fees (3)                                                     0.00%
          Other Expenses                                                                                1.06%
                                                                                                       -------
          Total Annual Fund Operating Expenses                                                          1.56%
          Fee Waiver and Expense Reimbursement (4)                                                      0.86%
                                                                                                       -------
          Total Net Annual Fund Operating Expenses                                                      0.70%


     EXAMPLE

     This example is intended to help investors purchasing Shares in the secondary market compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account transaction fees on purchases and redemptions of Creation Units of the Fund or customary brokerage commissions that investors pay when purchasing or selling Shares of the Fund in the secondary market.

     The example assumes that an investor purchasing Shares in the secondary market invests $10,000 in the Fund for the time periods indicated and then the investor retains the Shares or sells all of the Shares at the end of those periods. The example also assumes that the investment has a 5% return each year and that the Fund's operating expenses remain at current levels until December 31, 2010. Following such date, the example assumes that the Fund imposes a 12b-1 fee of up to 0.25% per annum of the Fund's average daily net assets and First Trust's agreement to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of average daily net assets per year has terminated. Although an investor's actual costs may be higher or lower, the costs, based on these assumptions, would be:

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
           $72                 $413                $830             $1,994

-------------------
     (1) Purchasers of Creation Units and parties redeeming Creation Units must pay a standard creation or redemption transaction fee of $2,500 for the Fund (assuming between 401 to 500 different securities in a Creation
         Unit), as applicable. However, if a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard creation or redemption transaction fee may be charged. See "Creation Transaction Fees and Redemption Transaction Fees" below.

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               First Trust Multi Cap Growth AlphaDEX(R) Fund - FAD
--------------------------------------------------------------------------------


     (2) Expressed as a percentage of average daily net assets.
     (3) The Fund has adopted a distribution and service (12b-1) plan pursuant to which the Fund may bear a 12b-1 fee not to exceed 0.25% per annum of the Fund's average daily net assets. However, no such fee is currently paid by the Fund and pursuant to a contractual arrangement, the Fund will not pay 12b-1 fees any time before December 31, 2010.
     (4) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year.


CREATION TRANSACTION FEES AND REDEMPTION TRANSACTION FEES
The Fund issues and redeems Shares at NAV only in Creation Units. As a practical matter, only APs that have entered into authorized participant agreements with respect to purchases and redemptions of Creation Units can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each purchase transaction (regardless of the number of Creation Units involved). The value of a Creation Unit based upon a $30 per Share price would be approximately $1,500,000. An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee (as defined herein) as set forth in footnote 1 of the expense table above for each redemption transaction (regardless of the number of Creation Units involved). See "Creations, Redemptions and Transaction Fees" later in the Prospectus. APs who hold Creation Units in inventory will also indirectly pay Fund expenses. Assuming an investment in a Creation Unit of $1,500,000, a $30 per Share price and a 5% return each year, assuming that the Fund's operating expenses remain at current levels as discussed above, and assuming brokerage costs are not included, the total costs would be as set forth in the table below if the Creation Unit is redeemed after the periods indicated.

         1 YEAR              3 YEARS             5 YEARS           10 YEARS
         $15,726             $66,969             $129,495          $304,119

If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation or for cash, an additional variable fee of up to three times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

                        ADDITIONAL INVESTMENT STRATEGIES

Each of the policies described herein is a non-fundamental policy of each Fund that may be changed by the Board without shareholder approval. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information ("SAI") under "Investment Objective and Policies."


EQUITY SECURITIES
The Funds invest primarily in equity securities of U.S. issuers. Eligible equity securities include common stocks and warrants to purchase common stocks. In addition, the Funds may invest in equity securities of non-U.S. issuers listed on any national exchange if such securities are included in the applicable Index, including depositary receipts that represent non-U.S. common stocks deposited with a custodian.


SHORT-TERM INVESTMENTS
The Funds may invest in cash equivalents or other short-term investments, including U.S. government securities, commercial paper, repurchase agreements, money-market funds or similar fixed-income securities with remaining maturities of one year or less. For more information on short-term investments, see the Funds' SAI.


FUTURES AND OPTIONS
The Funds may use various investment strategies designed to hedge against changes in the values of securities the Funds own or expect to purchase or to hedge against interest rate or currency exchange rate changes. The instruments used to implement these strategies include financial futures contracts, options, forward contracts, options on financial futures and stock index options.


DELAYED DELIVERY SECURITIES
The Funds may buy or sell securities on a when-issued or delayed-delivery basis, paying for or taking delivery of the securities at a later date, normally within 15 to 45 days of the trade. Such transactions involve an element of risk because the value of the securities to be purchased may decline before the settlement date.


DISCLOSURE OF PORTFOLIO HOLDINGS
A description of the policies and procedures with respect to the disclosure of each Fund's portfolio securities is included in the Funds' SAI and on the Funds' website at www.ftportfolios.com.



                   ADDITIONAL RISKS OF INVESTING IN THE FUNDS

Risk is inherent in all investing. Investing in a Fund involves risk, including the risk that you may lose all or part of your investment. There can be no assurance that each Fund will meet its stated objective. Each Fund may be subject to risks in addition to those identified as principal, such as the following risks.


TRADING ISSUES
Although Shares of each Fund are listed for trading on NYSE Arca, there can be no assurance that an active trading market for such Shares will develop or be maintained. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable. In addition, trading in Shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange "circuit breaker" rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Funds will continue to be met or will remain unchanged. Due to the small asset size of some of the Funds, these Funds are more likely to have difficulty maintaining their listing on the Exchange.


FLUCTUATION OF NET ASSET VALUE
The NAV of Shares of each Fund will generally fluctuate with changes in the market value of such Fund's holdings. The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for Shares on the Exchange. First Trust cannot predict whether Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the stocks of the Funds trading individually or in the aggregate at any point in time. However, given that Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), First Trust believes that large discounts or premiums to the NAV of Shares should not be sustained.


INFLATION
Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund's assets can decline as can the value of a Fund's distributions. Common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.


NON-U.S. INVESTMENT
The Funds may invest in non-U.S. securities publicly traded in the United States. Securities issued by non-U.S. companies present risks beyond those of securities of U.S. issuers. Risks of investing in non-U.S. securities include: different accounting standards; expropriation, nationalization or other adverse political or economic developments; currency devaluation, blockages or transfer restrictions; changes in non-U.S. currency exchange rates; taxes; restrictions on non-U.S. investments and exchange of securities; and less government supervision and regulation of issuers in non-U.S. countries. Prices of non-U.S. securities also may be more volatile.


INVESTMENT STRATEGY
Each Fund is exposed to additional market risk due to its policy of investing principally in the securities included in each Fund's Index. As a result of this policy, securities held by a Fund will generally not be bought or sold in response to market fluctuations. This policy may subject investors to greater market risk than other mutual funds.



                                FUND ORGANIZATION

Each Fund is a series of the Trust, an investment company registered under the 1940 Act. Each Fund is treated as a separate fund with its own investment objective and policies. The Trust is organized as a Massachusetts business trust. The Board is responsible for the overall management and direction of the Trust. The Board elects the Trust's officers and approves all significant agreements, including those with the investment adviser, custodian and fund administrative and accounting agent.



                             MANAGEMENT OF THE FUNDS

First Trust Advisors L.P. ("First Trust"), 120 East Liberty Drive, Wheaton, Illinois 60187, is the investment adviser to the Funds. In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in each Fund's portfolio and certain other services necessary for the management of the portfolios.

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of the Trust.

First Trust serves as adviser or sub-adviser to 20 mutual fund portfolios, 40 exchange-traded fund portfolios and 13 closed-end funds and is also the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios L.P. ("FTP"), 120 East Liberty Drive, Wheaton, Illinois 60187. FTP specializes in the underwriting, trading and distribution of unit investment trusts and other securities. FTP is the principal underwriter of the Shares of each Fund.

There is no one individual primarily responsible for portfolio management decisions for the Funds. Investments are made under the direction of a committee (the "Investment Committee"). The Investment Committee consists of Daniel J. Lindquist, Robert F. Carey, Jon C. Erickson, David G. McGarel, Roger F. Testin and Stan Ueland. Mr. Lindquist rejoined First Trust as a Vice President in April 2004 and has been a Senior Vice President of First Trust and FTP since September 2005. Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is responsible for overseeing the implementation of each Fund's investment strategies. Mr. Carey is the Chief Investment Officer and a Senior Vice President of First Trust and FTP. As First Trust's Chief Investment Officer, Mr. Carey consults with the other members of the Investment Committee on market conditions and First Trust's general investment philosophy. Mr. Erickson is a Senior Vice President of First Trust and FTP. As the head of First Trust's Equity Research Group, Mr. Erickson is


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


responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies. Mr. McGarel is a Senior Vice President of First Trust and FTP. As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies. Mr. Testin is a Senior Vice President of First Trust and FTP. Mr. Testin is the head of First Trust's Portfolio Management Group. Mr. Ueland has been a Vice President of First Trust and FTP since August 2005. At First Trust, he plays an important role in executing the investment strategies of each portfolio of exchange-traded funds advised by First Trust. Before joining First Trust, Mr. Ueland was Vice President at BondWave LLC from May 2004 through August 2005. For additional information concerning First Trust, including a description of the services provided to the Funds, see the Funds' SAI. In addition, the SAI provides additional information about the compensation of Investment Committee members, other accounts managed by members of the Investment Committee and ownership by members of the Investment Committee of Shares of the Funds.

The table below sets forth the annual management fee that First Trust may receive from each Fund. The table also shows the amounts paid by the Funds to First Trust for the fiscal year ended July 31, 2009 (net of expense reimbursements) as a percentage of average daily net assets. A discussion regarding the Board's approval of the continuation of the Investment Management Agreement is available in the Funds' Annual Report to Shareholders for the period ended July 31, 2009.

                                                                                                                        NET
                                                                                                                   MANAGEMENT FEE
                                                                ANNUAL            ANNUAL                           PAID FOR THE YEAR
                                                            MANAGEMENT FEE      EXPENSE CAP        EXPENSE CAP       ENDED 7/31/09
                                                            (% OF AVERAGE      (% OF AVERAGE       TERMINATION       (% OF AVERAGE
FUND                                                       DAILY NET ASSETS)  DAILY NET ASSETS)       DATE        DAILY NET ASSETS)
First Trust Consumer Discretionary AlphaDEX(R) Fund              0.50%             0.70%        December 31, 2010       0.00%
First Trust Consumer Staples AlphaDEX(R) Fund                    0.50%             0.70%        December 31, 2010       0.00%
First Trust Energy AlphaDEX(R) Fund                              0.50%             0.70%        December 31, 2010       0.00%
First Trust Financials AlphaDEX(R) Fund                          0.50%             0.70%        December 31, 2010       0.00%
First Trust Health Care AlphaDEX(R) Fund                         0.50%             0.70%        December 31, 2010       0.05%
First Trust Industrials/Producer Durables AlphaDEX(R) Fund       0.50%             0.70%        December 31, 2010       0.00%
First Trust Materials AlphaDEX(R) Fund                           0.50%             0.70%        December 31, 2010       0.00%
First Trust Technology AlphaDEX(R) Fund                          0.50%             0.70%        December 31, 2010       0.00%
First Trust Utilities AlphaDEX(R) Fund                           0.50%             0.70%        December 31, 2010       0.05%
First Trust Large Cap Core AlphaDEX(R) Fund                      0.50%             0.70%        December 31, 2010       0.03%
First Trust Mid Cap Core AlphaDEX(R) Fund                        0.50%             0.70%        December 31, 2010       0.00%
First Trust Small Cap Core AlphaDEX(R) Fund                      0.50%             0.70%        December 31, 2010       0.00%
First Trust Large Cap Value Opportunities AlphaDEX(R) Fund       0.50%             0.70%        December 31, 2010       0.13%
First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund      0.50%             0.70%        December 31, 2010       0.19%
First Trust Multi Cap Value AlphaDEX(R) Fund                     0.50%             0.70%        December 31, 2010       0.00%
First Trust Multi Cap Growth AlphaDEX(R) Fund                    0.50%             0.70%        December 31, 2010       0.00%

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with the execution of portfolio transactions, paying for its sublicensing fees related to the Fund's Index, any distribution fees or expenses, and extraordinary expenses. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the annual operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) (the "Expense Cap") from exceeding the Expense Cap listed above, at least until the Expense Cap Termination Date listed above. Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by a Fund at any time if it would result in such Fund's expenses exceeding its Expense Cap.


                           HOW TO BUY AND SELL SHARES

Shares will be issued or redeemed by the Funds at NAV per Share only in Creation Unit size. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers. Shares of the Funds are listed for trading on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment when buying Shares on the Exchange. Although Shares are generally purchased and


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


sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "odd lots," at no per-Share price differential. When buying or selling Shares through a broker, investors should expect to incur customary brokerage commissions, investors may receive less than the NAV of the Shares, and investors may pay some or all of the spread between the bid and the offer price in the secondary market on each leg of a round trip (purchase and sale) transaction. Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from a Fund, and shareholders may tender their Shares for redemption directly to such Fund, only in Creation Units, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

For purposes of the 1940 Act, each Fund is treated as a registered investment company, and the acquisition of Shares by other registered investment companies is subject to the restrictions of Section 12(d)(1) of the 1940 Act. The Trust, on behalf of the Funds, has received an exemptive order from the Securities and Exchange Commission that permits certain registered investment companies to invest in a Fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions, including that any such investment companies enter into agreements with a Fund regarding the terms of any investment.


BOOK ENTRY
Shares are held in book-entry form, which means that no Share certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of Share certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book-entry or "street name" form.


SHARE TRADING PRICES
The trading prices of Shares of a Fund on the Exchange may differ from such Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of the Funds every 15 seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Funds because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of Shares of the Funds and the Funds do not make any warranty as to its accuracy.


FREQUENT PURCHASES AND REDEMPTIONS OF THE FUNDS' SHARES
The Funds impose no restrictions on the frequency of purchases and redemptions ("market timing"). In determining not to approve a written, established policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board considered that, unlike traditional mutual funds, each Fund issues and redeems its Shares at NAV per Share generally for a basket of securities intended to mirror such Fund's portfolio, plus a small amount of cash, and the Shares may be purchased and sold on the Exchange at prevailing market prices. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by APs and that the vast majority of trading in Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including: dilution, disruption of portfolio management, increases in a Fund's trading costs and the realization of capital gains. With respect to trades directly with a Fund, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as noted above) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund's ability to achieve its investment objective. However, the Board noted that direct trading by APs is critical to ensuring that the Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in executing in-kind trades, and with respect to the redemption fees, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that (a) it is unlikely that market timing would be attempted by a Fund's shareholders and (b) any attempts to market time a Fund by shareholders would not be expected to negatively impact a Fund or its shareholders.


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


                   CREATIONS, REDEMPTIONS AND TRANSACTION FEES

Investors such as market makers, large investors and institutions that wish to deal in Creation Units directly with the Funds must have entered into an AP agreement with the Funds' distributor and transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to purchases and redemptions of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


PURCHASE
In order to purchase Creation Units of the Funds, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the stocks included in the Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation ("NSCC") each day the New York Stock Exchange is open for trading. The Cash Component (including any cash in lieu amount) represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through an AP which is either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an AP agreement with the Funds' distributor and transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the Fund's transfer agent in proper form no later than the close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by a Fund's transfer agent no later than 3:00 p.m., Eastern time. A custom order may be placed by an AP in the event that a Fund permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.

Purchasers of Creation Units must pay to the transfer agent a standard creation transaction fee (the "Creation Transaction Fee"), which is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:




              NUMBER OF SECURITIES             CREATION
               IN A CREATION UNIT          TRANSACTION FEE
                      1-100                      $500
                    101-200                    $1,000
                    201-300                    $1,500
                    301-400                    $2,000
                    401-500                    $2,500
                    501-600                    $3,000
                    601-700                    $3,500




The Creation Transaction Fee is applicable to each purchase transaction regardless of the number of Creation Units purchased in the transaction. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the SAI. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of each Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with a Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


LEGAL RESTRICTIONS ON TRANSACTIONS IN CERTAIN STOCKS
An investor subject to a legal restriction with respect to a particular stock required to be deposited in connection with the purchase of a Creation Unit may,


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


at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any stock which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.


REDEMPTION
The Funds' custodian makes available each day the Exchange is open for trading, through the facilities of the NSCC, the list of the names and the numbers of Shares of each Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities, which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of Shares being redeemed as next determined after receipt by the Funds' transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to such Fund equal to the differential, plus the applicable Redemption Transaction Fee and, if applicable, any operational processing and brokerage costs, transfer fees or stamp taxes will be required to be arranged for, by or on behalf of the redeeming AP. Investors should expect to incur customary brokerage commissions in connection with assembling a sufficient number of Shares of the Funds to constitute a redeemable Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the SAI.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by a Fund's transfer agent in proper form no later than the Closing Time in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the SAI, the order must be received by a Fund's transfer agent no later than 3:00 p.m., Eastern time.

Parties redeeming Creation Units must pay to the transfer agent a standard redemption transaction fee (the "Redemption Transaction Fee"), which is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

               NUMBER OF SECURITIES            REDEMPTION
                IN A CREATION UNIT          TRANSACTION FEE
                      1-100                      $500
                    101-200                    $1,000
                    201-300                    $1,500
                    301-400                    $2,000
                    401-500                    $2,500
                    501-600                    $3,000
                    601-700                    $3,500

The Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, the Funds may, in their discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the SAI.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends from net investment income, if any, are declared and paid semi-annually by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available. Such Shares will generally be reinvested by the broker based upon the market price of those Shares and investors may be subject to customary brokerage commissions charged by the broker.


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


                               FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of the Funds. This section is current as of the date of this Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, counsel to the Funds was not asked to review, and has not reached a conclusion with respect to, the federal income tax treatment of the assets to be included in the Funds. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

As with any investment, you should seek advice based on your individual circumstances from your own tax adviser.


FUND STATUS
Each Fund intends to continue to qualify as a "regulated investment company" under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.


DISTRIBUTIONS
The Funds' distributions are generally taxable. After the end of each year, you will receive a tax statement that separates the distributions of a Fund into two categories, ordinary income distributions and capital gains dividends. Ordinary income distributions are generally taxed at your ordinary tax rate, however, as further discussed below, certain ordinary income distributions received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your Shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from a Fund is not affected by whether you reinvest your distributions in additional Shares or receive them in cash. The income from a Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.


DIVIDENDS RECEIVED DEDUCTION
A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Fund because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Funds from certain corporations may be designated by the Funds as being eligible for the dividends received deduction.


CAPITAL GAINS AND LOSSES AND CERTAIN ORDINARY INCOME DIVIDENDS
If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property acquired after December 31, 2000 with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your Shares to determine your holding period. However, if you receive a capital gain dividend from a Fund and sell your Shares at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Ordinary income dividends received by an individual shareholder from a regulated investment company such as the Funds are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Funds themselves. These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Funds will provide notice to its shareholders of the amount of any distribution which may be taken into account as a dividend which is eligible for the capital gains tax rates.


SALE OF SHARES
If you sell your Shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your Shares from the amount you receive in the transaction. Your tax basis in your Shares is generally equal to the cost of your Shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your Shares.


TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS
If you exchange equity securities for Creation Units you will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and your aggregate basis in the securities surrendered and the Cash Component paid. If you exchange Creation Units for equity securities, you will generally recognize a gain or loss equal to the difference between your basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.


DEDUCTIBILITY OF FUND EXPENSES
Expenses incurred and deducted by the Funds will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual's adjusted gross income.


NON-U.S. TAX CREDIT
Because the Funds may invest in non-U.S. securities, the tax statement that you receive may include an item showing non-U.S. taxes a Fund paid to other countries. In this case, dividends taxed to you will include your share of the taxes such Fund paid to other countries. You may be able to deduct or receive a tax credit for your share of these taxes.


NON-U.S. INVESTORS
If you are a non-U.S. investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from a Fund will be characterized as dividends for federal income tax purposes (other than dividends which a Fund designates as capital gain dividends) and will be subject to U.S. federal income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a non-U.S. investor from a Fund that are properly designated by a Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that a Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2010, distributions from a Fund that are properly designated by such Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by such Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that a Fund makes certain elections and certain other conditions are met.


                                DISTRIBUTION PLAN

FTP serves as the distributor of Creation Units for the Funds on an agency basis. FTP does not maintain a secondary market in Shares.

The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Rule 12b-1 plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year to reimburse FTP for amounts expended to finance activities primarily intended to result in the sale of Creation Units or the provision of investor services. FTP may also use this amount to compensate securities dealers or other persons that are APs for providing distribution assistance, including broker-dealer and shareholder support and educational and promotional services.

No 12b-1 fees are currently paid by the Funds, and pursuant to a contractual arrangement, the Funds will not pay 12b-1 fees any time before December 31, 2010. However, in the event 12b-1 fees are charged in the future, because these fees are paid out of the Funds' assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.


                                 NET ASSET VALUE

Each Fund's NAV is determined as of the close of trading (normally 4:00 p.m., Eastern time) on each day the New York Stock Exchange is open for business. NAV is calculated for a Fund by taking the market price of the Fund's total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing such amount by the total number of Shares outstanding. The result, rounded to the nearest cent, is the NAV per Share. All valuations are subject to review by the Board or its delegate.

Each Fund's investments are valued at market value or, in the absence of market value with respect to any portfolio securities, at fair value in accordance with valuation procedures adopted by the Trust's Board of Trustees and in accordance with the 1940 Act. Portfolio securities listed on any exchange other than the NASDAQ National Market ("NASDAQ") and the London Stock Exchange Alternative Investment Market ("AIM") are valued at the last sale price on the business day as of which such value is being determined. Securities listed on the NASDAQ or the AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on the NASDAQ or the AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. Portfolio securities traded in the over-the-counter market, but excluding securities trading on the NASDAQ and the AIM, are valued at the closing bid prices. Short-term investments that mature in less than 60 days when purchased are valued at amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board or its delegate at fair value. The use of fair value pricing by a Fund is governed by valuation procedures adopted by the Board and in accordance with the provisions of the 1940 Act. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended (the "Securities Act")) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. The use of fair value prices by a Fund generally results in the prices used by the Fund that may differ from the current market quotations or official closing prices on the applicable exchange. A variety of factors may be considered in determining the fair value of such securities. See the SAI for details.

Valuing a Fund's securities using fair value pricing will result in using prices for those securities that may differ from current market valuations. Use of fair value prices and certain current market quotations or official closing prices could result in a difference between the prices used to calculate a Fund's NAV and the prices used by its Index, which, in turn, could result in a difference between such Fund's performance and the performance of its Index.


                             FUND SERVICE PROVIDERS

The Bank of New York Mellon Corporation is the administrator, custodian and fund accounting and transfer agent for the Funds. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, serves as legal counsel to the Funds.

The Trust has entered into an agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PNC will provide certain administrative services to the Trust in connection with the Board's meetings and other related matters.


                                 INDEX PROVIDERS

Each equity index in the StrataQuant(R) Series that each applicable AlphaDEX(R) Sector Fund seeks to track is compiled by NYSE Euronext. NYSE Euronext is not affiliated with the AlphaDEX(R) Sector Funds, First Trust or FTP. The AlphaDEX(R) Sector Funds are entitled to use each equity index in the StrataQuant(R) Series pursuant to sublicensing arrangements by and among each applicable AlphaDEX(R) Sector Fund, Archipelago, First Trust and FTP, which in turn has a licensing agreement with Archipelago. NYSE Euronext, or its agent, also serves as the index calculation agent for each equity index in the StrataQuant(R) Series. The index calculation agent will calculate and disseminate the values of such Indices at least once every 15 seconds.

Each equity index in the Defined Index Series that each applicable AlphaDEX(R) Style Fund seeks to track is compiled by S&P. S&P is not affiliated with the AlphaDEX(R) Style Funds, First Trust or FTP. The AlphaDEX(R) Style Funds are entitled to use each equity index in the Defined Index Series pursuant to sublicensing arrangements by and among each applicable AlphaDEX(R) Style Fund, S&P, First Trust and FTP, which in turn has a licensing agreement with S&P. S&P, or its agent, also serves as the index calculation agent for each equity index in the Defined Index Series. The index calculation agent will calculate and disseminate the values of such Indices at least once every 15 seconds.


                                   DISCLAIMERS

First Trust does not guarantee the accuracy and/or the completeness of the Indices or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Indices or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indices or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indices, even if notified of the possibility of such damages.

"AlphaDEX(R)" is a registered trademark of FTP. The Funds and First Trust on behalf of the Funds have been granted the right by FTP to use the name "AlphaDEX(R)" for certain purposes.


ALPHADEX(R) SECTOR FUNDS
Each of the StrataQuant(R) Series Indices is a registered trademark of NYSE Euronext and is licensed for use by FTP. FTP sublicenses the StrataQuant(R) Series Indices to the AlphaDEX(R) Sector Funds and to First Trust. The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or the AlphaDEX(R) Sector Funds particularly or as to the result to be obtained by any person from the use of the StrataQuant(R) Series in connection with the trading of the AlphaDEX(R) Sector Funds.

FTP has licensed to Archipelago, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the creation of the StrataQuant(R) Series Indices. A patent application with respect to the AlphaDEX(R) stock selection method is pending at the United States Patent and Trademark Office.

Notwithstanding such license, NYSE Euronext (following the acquisition of AMEX by NYSE Euronext) is solely responsible for the creation, compilation and administration of the StrataQuant(R) Series Indices and has the exclusive right to determine the stocks included in the Indices and the Indices' methodologies.

The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company ("Underlying Index Provider") or by the Index Provider. Neither Underlying Index Provider nor Index Provider makes any representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Sector Funds particularly or the ability of any of the StrataQuant(R) Series to track general stock market performance or a segment of the same. Index Provider's publication of the StrataQuant(R) Series in no way suggests or implies an opinion by Underlying Index Provider or by Index Provider as to the advisability of investment in any or all of the securities upon which the StrataQuant(R) Series is based. Index Provider's only relationship to FTP is the licensing of certain trademarks and trade names of Index Provider and of the StrataQuant(R) Series which is determined, composed and calculated by Index Provider without regard to FTP, First Trust or the AlphaDEX(R) Sector Funds. Underlying Index Provider and Index Provider are not responsible for and have not reviewed the AlphaDEX(R) Sector Funds nor any associated literature or publications and make no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Underlying Index Provider reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the StrataQuant(R) Series. Underlying Index Provider and Index Provider have no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Sector Funds.

INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTP, FIRST TRUST, INVESTORS, OWNERS OF THE ALPHADEX(R) SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


ALPHADEX(R) STYLE FUNDS
FTP has licensed to S&P, free of charge, the right to use certain intellectual property owned by FTP, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the S&P's creation of the Defined Index Series. A patent application with respect to the AlphaDEX(R) stock selection method is pending at the United States Patent and Trademark Office.

Notwithstanding such license, S&P is solely responsible for the creation, compilation and administration of the Defined Index Series and has the exclusive right to determine the stocks included in the Indices and the Indices' methodologies.

The AlphaDEX(R) Style Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Style Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Style Funds particularly or the ability of the Defined Index Series to track general stock market performance or a segment of the same. S&P's publication of the Defined Index Series in no way suggests or implies an opinion by S&P as to the advisability of investment in any or all of the securities upon which the Defined Index Series is based. S&P's only relationship to FTP is the licensing of certain trademarks and trade names of S&P and of the Defined Index Series, which is determined, composed and calculated by S&P without regard to FTP or the AlphaDEX(R) Style Funds. S&P is not responsible for and has not reviewed the AlphaDEX(R) Style Funds nor any associated literature or publications and S&P makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. S&P reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Defined Index Series. S&P has no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Style Funds.

S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS DO NOT GUARANTEE THE ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DEFINED INDEX SERIES OR ANY DATA INCLUDED THEREIN AND S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FTP, INVESTORS, OWNERS OF THE ALPHADEX(R) STYLE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DEFINED INDEX SERIES OR ANY DATA INCLUDED THEREIN. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DEFINED INDEX SERIES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                          ADDITIONAL INDEX INFORMATION

ALPHADEX(R) SECTOR FUNDS
The AlphaDEX(R) Sector Funds will make changes to their portfolios shortly after changes to the StrataQuant(R) Series are released to the public. Investors are able to access the holdings of each AlphaDEX(R) Sector Fund and the composition and compilation methodology of the StrataQuant(R) Series through the AlphaDEX(R) Sector Funds' website at www.ftportfolios.com.

In the event that NYSE Euronext no longer calculates the StrataQuant(R) Series, the StrataQuant(R) Series license is terminated or the identity or character of any equity index of the StrataQuant(R) Series is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the AlphaDEX(R) Sector Funds. The Board will also take whatever actions it deems to be in the best interests of the AlphaDEX(R) Sector Funds if the AlphaDEX(R) Sector Funds' Shares are delisted.


ALPHADEX(R) STYLE FUNDS
The Defined Index Series was created and trademarked by S&P. The AlphaDEX(R) Style Funds will make changes to their portfolios shortly after changes to the Defined Index Series are released to the public. Investors are able to access the holdings of each AlphaDEX(R) Style Fund and the composition and compilation methodology of the Defined Index Series through the AlphaDEX(R) Style Funds' website at www.ftportfolios.com.

In the event that S&P no longer calculates the Defined Index Series, the Defined Index Series license is terminated or the identity or character of any equity index of the Defined Index Series is materially changed, the Board will seek to engage a replacement index. However, if that proves to be impracticable, the Board will take whatever action it deems to be in the best interests of the AlphaDEX(R) Style Funds. The Board will also take whatever actions it deems to be in the best interests of the AlphaDEX(R) Style Funds if the AlphaDEX(R) Style Funds' Shares are delisted.


                          PREMIUM/DISCOUNT INFORMATION

The tables that follow present information about the differences between each Fund's daily market price on the Exchange and its NAV. The "Market Price" of a Fund generally is determined using the midpoint between the highest bid and lowest offer on the Exchange, as of the time a Fund's NAV is calculated. A Fund's Market Price may be at, above, or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of a Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV. A discount is the amount that a Fund is trading below the reported NAV.

The following information shows the frequency distribution of premiums and discounts of the daily bid/ask price of each Fund against each Fund's NAV. The information shown for each Fund is for the period indicated. All data presented here represents past performance, which cannot be used to predict future results. Information about the premiums and discounts at which the Funds' Shares have traded is available on the Funds' website at www.ftportfolios.com.


               First Trust Consumer Discretionary AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             112                       5                        4                        1
Quarter Ended 10/31/2009               24                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             124                       9                        0                        0
Quarter Ended 10/31/2009               40                       0                        0                        0


                                       88




                  First Trust Consumer Staples AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             106                       8                        8                        5
Quarter Ended 10/31/2009               41                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             119                       7                        2                        0
Quarter Ended 10/31/2009               23                       0                        0                        0


                       First Trust Energy AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             116                       9                       10                        2
Quarter Ended 10/31/2009               31                       1                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             108                       5                        4                        1
Quarter Ended 10/31/2009               32                       0                        0                        0


                     First Trust Financials AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             127                      11                        4                        6
Quarter Ended 10/31/2009               27                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009              99                       3                        4                        1
Quarter Ended 10/31/2009               37                       0                        0                        0


                    First Trust Health Care AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             118                       6                        7                        2
Quarter Ended 10/31/2009               28                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             116                       5                        1                        0
Quarter Ended 10/31/2009               36                       0                        0                        0


                                       89




           First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             115                       3                        6                        0
Quarter Ended 10/31/2009               23                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             122                       6                        3                        0
Quarter Ended 10/31/2009               41                       0                        0                        0


                     First Trust Materials AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             104                       8                        3                        1
Quarter Ended 10/31/2009               26                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             131                       8                        0                        0
Quarter Ended 10/31/2009               38                       0                        0                        0


                     First Trust Technology AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             111                       2                       11                        1
Quarter Ended 10/31/2009               30                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             119                      10                        0                        1
Quarter Ended 10/31/2009               34                       0                        0                        0


                     First Trust Utilities AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             110                       9                        5                        1
Quarter Ended 10/31/2009               36                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             125                       4                        1                        0
Quarter Ended 10/31/2009               28                       0                        0                        0


                                       90




                   First Trust Large Cap Core AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             106                       9                        2                        1
Quarter Ended 10/31/2009               24                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             127                       8                        2                        0
Quarter Ended 10/31/2009               40                       0                        0                        0


                    First Trust Mid Cap Core AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009              95                       9                        1                        2
Quarter Ended 10/31/2009               48                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             138                      10                        0                        0
Quarter Ended 10/31/2009               16                       0                        0                        0


                   First Trust Small Cap Core AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             102                       5                        5                        0
Quarter Ended 10/31/2009               23                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             131                       9                        3                        0
Quarter Ended 10/31/2009               41                       0                        0                        0


           First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             115                       7                        5                        1
Quarter Ended 10/31/2009               32                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             119                       7                        0                        1
Quarter Ended 10/31/2009               32                       0                        0                        0


                                       91




           First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             113                       4                        2                        0
Quarter Ended 10/31/2009               31                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             133                       3                        0                        0
Quarter Ended 10/31/2009               33                       0                        0                        0


                  First Trust Multi Cap Value AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             126                       8                        0                        0
Quarter Ended 10/31/2009               25                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             113                       8                        0                        0
Quarter Ended 10/31/2009               39                       0                        0                        0


                  First Trust Multi Cap Growth AlphaDEX(R) Fund
                            Bid/Ask Midpoint vs. NAV

                  Number of Days Bid/Ask Midpoint At/Above NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009              96                      12                        1                        2
Quarter Ended 10/31/2009               23                       0                        0                        0

                    Number of Days Bid/Ask Midpoint Below NAV
                                0-49 Basis Points      50-99 Basis Points     100-199 Basis Points     >= 200 Basis Points
12 Months Ended 7/31/2009             137                       7                        0                        0
Quarter Ended 10/31/2009               41                       0                        0                        0


                            TOTAL RETURN INFORMATION

The tables below compare the total return of each Fund to the total return of the Index on which it is based. The information presented for each Fund is for the period indicated. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by First Trust.

"Average annual total returns" represent the average annual change in the value of an investment over the period indicated."Cumulative total returns" represent the total change in value of an investment over the period indicated. The NAV per Share of a Fund is the value of one Share of a Fund and is computed by dividing the value of all assets of the Fund (including accrued interest and dividends), less liabilities (including accrued expenses and dividends declared but unpaid), by the total number of outstanding Shares. The NAV return is based on the NAV per Share of a Fund, and the market return is based on the market price per Share of a Fund. The price used to calculate market return ("Market Price") generally is determined by using the midpoint between the highest bid and the lowest offer on the Exchange on which the Shares of a Fund are listed for trading, as of the time that a Fund's NAV is calculated. Since the Shares of each Fund typically do not trade in the secondary market until several days after a Fund's inception, for the period from inception to the first day of secondary market trading in Shares of a Fund, the NAV of a Fund is used as a proxy for the secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An Index is a statistical composite that tracks a specified financial market or sector. Unlike each Fund, an Index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a Fund. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The total returns reflect the reinvestment of dividends on securities in the Indices. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of a Fund. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of a Fund may be worth more or less than their original cost when they are redeemed or sold in the market. A Fund's past performance is no guarantee of future results.


               FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                       -9.12%                 -17.66%                       -35.17%
Market Price                                              -8.92%                 -17.63%                       -35.12%
INDEX PERFORMANCE
StrataQuant(R) Consumer Discretionary Index                 -8.25%                 -16.98%                       -33.99%



                  FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                       -7.14%                  -7.32%                       -15.59%
Market Price                                              -7.14%                  -7.32%                       -15.59%
INDEX PERFORMANCE
StrataQuant(R) Consumer Staples Index                       -6.56%                  -6.64%                       -14.23%



                       FIRST TRUST ENERGY ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -42.74%                 -15.52%                       -31.34%
Market Price                                             -42.71%                 -15.52%                       -31.34%
INDEX PERFORMANCE
StrataQuant(R) Energy Index                                -42.34%                 -14.96%                       -30.35%



                     FIRST TRUST FINANCIALS ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -14.94%                 -24.07%                       -45.88%
Market Price                                             -14.95%                 -24.10%                       -45.94%
INDEX PERFORMANCE
StrataQuant(R) Financials Index                            -13.95%                 -23.18%                       -44.50%


                                       93




                    FIRST TRUST HEALTH CARE ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                       -6.71%                  -5.43%                       -11.70%
Market Price                                              -6.71%                  -5.43%                       -11.70%
INDEX PERFORMANCE
StrataQuant(R) Health Care Index                            -5.97%                  -4.60%                        -9.98%



           FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -30.83%                 -19.99%                       -39.18%
Market Price                                             -30.71%                 -19.99%                       -39.18%
INDEX PERFORMANCE
StrataQuant(R) Industrials Index                           -30.34%                 -19.38%                       -38.18%



                     FIRST TRUST MATERIALS ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -29.20%                 -10.47%                       -21.86%
Market Price                                             -29.14%                 -10.42%                       -21.76%
INDEX PERFORMANCE
StrataQuant(R) Materials Index                             -28.56%                  -9.76%                       -20.50%



                     FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -17.92%                 -13.51%                       -27.65%
Market Price                                             -17.76%                 -13.46%                       -27.55%
INDEX PERFORMANCE
StrataQuant(R) Technology Index                            -16.84%                 -12.63%                       -26.03%



                     FIRST TRUST UTILITIES ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -12.53%                 -12.42%                       -25.60%
Market Price                                             -12.52%                 -12.39%                       -25.55%
INDEX PERFORMANCE
StrataQuant(R) Utilities Index                             -11.72%                 -11.60%                       -24.07%


                                       94




                   FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -19.18%                 -16.38%                       -32.89%
Market Price                                             -19.13%                 -16.37%                       -32.88%
INDEX PERFORMANCE
Defined Large Cap Core Index                             -18.52%                 -15.70%                       -31.70%



                    FIRST TRUST MID CAP CORE ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -15.42%                 -12.35%                       -25.47%
Market Price                                             -15.38%                 -12.35%                       -25.47%
INDEX PERFORMANCE
Defined Mid Cap Core Index                               -14.78%                 -11.69%                       -24.25%



                   FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -15.77%                 -14.88%                       -30.19%
Market Price                                             -15.46%                 -14.88%                       -30.19%
INDEX PERFORMANCE
Defined Small Cap Core Index                             -15.00%                 -14.09%                       -28.75%



           FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -15.23%                 -16.65%                       -33.39%
Market Price                                             -15.32%                 -16.69%                       -33.46%
INDEX PERFORMANCE
Defined Large Cap Value Opportunities Index              -14.41%                 -15.92%                       -32.10%



           FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -24.38%                 -16.27%                       -32.70%
Market Price                                             -24.38%                 -16.27%                       -32.70%
INDEX PERFORMANCE
Defined Large Cap Growth Opportunities Index             -23.85%                 -15.64%                       -31.60%


                                       95




                  FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -11.51%                 -14.98%                       -30.36%
Market Price                                             -11.48%                 -15.00%                       -30.40%
INDEX PERFORMANCE
Defined Multi Cap Value Index                            -10.68%                 -14.23%                       -29.02%



                  FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND

                                                                        Average Annual Total Returns   Cumulative Total Returns
                                                        12 Months            Inception (5/8/07)          Inception (5/8/07)
                                                      Ended 7/31/09              to 7/31/09                  to 7/31/09
FUND PERFORMANCE
NAV                                                      -24.53%                 -14.99%                       -30.38%
Market Price                                             -24.44%                 -14.97%                       -30.35%
INDEX PERFORMANCE
Defined Multi Cap Growth Index                           -23.97%                 -14.34%                       -29.21%



                              FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Share of each Fund. The total returns represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). The information for the periods indicated has been derived from financial statements audited by Deloitte & Touche LLP, whose report for the year ended July 31, 2009, along with each Fund's financial statements, are included in the Annual Report to Shareholders dated July 31, 2009 and are incorporated by reference in the Funds' SAI, which is available upon request.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    14.19          $      18.83        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.10                  0.08                0.00 (b)(f)
Net realized and unrealized gain (loss)                        (1.42)                 (4.64)             (1.17)
                                                          _____________       _____________      _____________
Total from investment operations                               (1.32)                 (4.56)             (1.17)
                                                          _____________       _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.10)                (0.08)                 --
Return of capital                                              (0.00) (f)               --                  --
                                                          _____________       _____________      _____________
Total distributions                                            (0.10)                (0.08)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    12.77          $      14.19        $      18.83
                                                          =============       =============      =============

TOTAL RETURN (C)                                               (9.12)%              (24.24)%             (5.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    6,386          $      3,547        $      1,883
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.59%                 3.36%              11.39% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            1.00%                 0.58%               0.04% (d)
Portfolio turnover rate (e)                                      133%                   91%                 34%



FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    17.96          $      19.11        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.25                  0.21                0.04 (b)
Net realized and unrealized gain (loss)                        (1.57)                (1.14)              (0.93)
                                                          _____________       _____________      _____________
Total from investment operations                               (1.32)                (0.93)              (0.89)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.25)                (0.22)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    16.39          $      17.96        $      19.11
                                                          =============       =============      =============

TOTAL RETURN (C)                                               (7.14)%               (4.86)%             (4.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    9,017          $      2,695        $      2,866
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.30%                 2.55%               9.34% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            1.99%                 1.10%               0.98% (d)
Portfolio turnover rate (e)                                      145%                   96%                  1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST ENERGY ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    23.85          $      20.74        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.03                  0.12               (0.00) (b)(f)
Net realized and unrealized gain (loss)                       (10.23)                 3.12                0.74
                                                          _____________       _____________      _____________
Total from investment operations                              (10.20)                  3.24                 0.74
                                                          _____________       _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.03)                (0.13)                 --
Net realized gain                                                 --                 (0.00) (f)             --
Return of capital                                              (0.00) (f)               --                  --
                                                          _____________       _____________      _____________
Total distributions                                            (0.03)                (0.13)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    13.62          $      23.85        $      20.74
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (42.74)%               15.62%               3.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    9,531          $      8,347        $      5,184
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.35%                 1.80%               9.49%  (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70%  (d)
Ratio of net investment income (loss) to average net assets     0.24%                 0.48%              (0.03)% (d)
Portfolio turnover rate (e)                                      116%                   67%                  1%


FIRST TRUST FINANCIALS ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    12.41          $      17.91        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.18                  0.29                0.07 (b)
Net realized and unrealized gain (loss)                        (2.05)                (5.44)              (2.16)
                                                          _____________       _____________      _____________
Total from investment operations                               (1.87)                (5.15)              (2.09)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.17)                (0.35)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    10.37          $      12.41        $      17.91
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (14.94)%              (28.95)%            (10.45)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    8,295          $      1,861        $      1,791
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.50%                 3.89%              11.58% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            2.49%                 2.13%               1.46% (d)
Portfolio turnover rate (e)                                      140%                   74%                 26%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    18.93          $      19.48        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   (0.02)                (0.03)              (0.01) (b)
Net realized and unrealized gain (loss)                        (1.25)                (0.52)              (0.51)
                                                          _____________       _____________      _____________
Total from investment operations                               (1.27)                (0.55)              (0.52)
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    17.66          $      18.93        $      19.48
                                                          =============       =============      =============

TOTAL RETURN (C)                                               (6.71)%               (2.82)%             (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $  15,015          $      8,521        $      1,949
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.15%                 2.03%              11.48%  (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70%  (d)
Ratio of net investment income (loss) to average net assets    (0.17)%               (0.34)%             (0.31)% (d)
Portfolio turnover rate (e)                                      138%                   89%                 30%



FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    17.54          $      18.87        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.10                  0.05               (0.00) (b)(f)
Net realized and unrealized gain (loss)                        (5.52)                (1.33)              (1.13)
                                                          _____________       _____________      _____________
Total from investment operations                               (5.42)                (1.28)              (1.13)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.09)                (0.05)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    12.03          $      17.54        $      18.87
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (30.83)%               (6.82)%             (5.65)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    5,412          $      4,384        $      4,718
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.63%                 1.90%              10.09%  (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70%  (d)
Ratio of net investment income (loss) to average net assets     0.99%                 0.29%              (0.14)% (d)
Portfolio turnover rate (e)                                      153%                   81%                 24%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MATERIALS ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    21.90          $      20.17        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.20                  0.16                0.02 (b)
Net realized and unrealized gain (loss)                        (6.64)                 1.75                0.15
                                                          _____________       _____________      _____________
Total from investment operations                               (6.44)                 1.91                0.17

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.20)                (0.18)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    15.26          $      21.90        $      20.17
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (29.20)%                9.44%               0.85%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    9,922          $      5,474        $      3,025
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.40%                 2.33%               9.56% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            1.46%                 0.75%               0.46% (d)
Portfolio turnover rate (e)                                      153%                   59%                  1%



FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    17.63          $      20.47        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                   (0.02)                (0.02)              (0.02) (b)
Net realized and unrealized gain (loss)                        (3.14)                (2.82)               0.49
                                                          _____________       _____________      _____________
Total from investment operations                               (3.16)                (2.84)               0.47
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    14.47          $      17.63        $      20.47
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (17.92)%              (13.87)%              2.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $  12,374          $      8,904        $      2,149
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.26%                 2.01%              10.64%  (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70%  (d)
Ratio of net investment income (loss) to average net assets    (0.17)%               (0.29)%             (0.47)% (d)
Portfolio turnover rate (e)                                      135%                   89%                  6%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST UTILITIES ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    16.19          $      18.37        $      20.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.44                  0.90                0.09 (b)
Net realized and unrealized gain (loss)                        (2.50)                (2.17)              (1.72)
                                                          _____________       _____________      _____________
Total from investment operations                               (2.06)                (1.27)              (1.63)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.47)                (0.91)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    13.66          $      16.19        $      18.37
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (12.53)%               (7.39)%             (8.15)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $  13,660          $      5,667        $      2,756
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.15%                 2.50%              10.12% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            4.03%                 2.96%               2.18% (d)
Portfolio turnover rate (e)                                      128%                   68%                  1%



FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    24.66          $      28.68        $      30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.29                  0.25                0.04 (b)
Net realized and unrealized gain (loss)                        (5.06)                (4.00)              (1.36)
                                                          _____________       _____________      _____________
Total from investment operations                               (4.77)                (3.75)              (1.32)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.29)                (0.27)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    19.60          $      24.66        $      28.68
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (19.18)%              (13.14)%             (4.40)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   13,720          $     14,799        $      2,868
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.17%                 1.42%               7.86% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            1.63%                 1.16%               0.62% (d)
Portfolio turnover rate (e)                                      114%                   90%                  1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    26.30          $      28.58        $      30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.21                  0.14                0.01 (b)
Net realized and unrealized gain (loss)                        (4.30)                (2.28)              (1.43)
                                                          _____________       _____________      _____________
Total from investment operations                               (4.09)                (2.14)              (1.42)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.21)                (0.14)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    22.00          $      26.30        $      28.58
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (15.42)%               (7.51)%             (4.73)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    8,799          $     10,521        $      5,715
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.28%                 1.61%               5.98% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            1.07%                 0.54%               0.19% (d)
Portfolio turnover rate (e)                                      120%                   82%                  1%



FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    24.79          $      28.30        $      30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.10                  0.06                0.02 (b)
Net realized and unrealized gain (loss)                        (4.02)                (3.50)              (1.72)
                                                          _____________       _____________      _____________
Total from investment operations                               (3.92)                (3.44)              (1.70)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.10)                (0.07)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    20.77          $      24.79        $      28.30
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (15.77)%              (12.14)%             (5.67)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    8,307          $      9,916        $      5,660
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.40%                 1.87%               7.25% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            0.49%                 0.25%               0.42% (d)
Portfolio turnover rate (e)                                      105%                   95%                  2%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    23.16          $      28.35        $      30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.47                  0.43                0.06 (b)
Net realized and unrealized gain (loss)                        (4.06)                (5.18)              (1.71)
                                                          _____________       _____________      _____________
Total from investment operations                               (3.59)                (4.75)              (1.65)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.47)                (0.44)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    19.10          $      23.16        $      28.35
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (15.23)%              (16.85)%             (5.50)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   18,141          $     23,163        $      5,669
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.07%                 1.35%               6.95% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            2.47%                 1.80%               0.97% (d)
Portfolio turnover rate (e)                                      146%                  104%                  1%



FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    26.57          $    29.22          $  30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.14                  0.15               (0.00) (b)(f)
Net realized and unrealized gain (loss)                        (6.63)                (2.65)              (0.78)
                                                          _____________       _____________      _____________
Total from investment operations                               (6.49)                (2.50)              (0.78)
                                                          _____________       _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.14)                (0.15)                 --
Return of capital                                              (0.00) (f)               --                  --
                                                          _____________       _____________      _____________
Total distributions                                            (0.14)                (0.15)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    19.94          $      26.57        $      29.22
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (24.38)%               (8.62)%             (2.60)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                       $  13,960          $     37,204        $      5,845
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.01%                 1.17%               5.98%  (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70%  (d)
Ratio of net investment income (loss) to average net assets     0.54%                 0.43%              (0.07)% (d)
Portfolio turnover rate (e)                                      152%                  134%                  1%


(a) Inception date.
(b) Per share amounts have been calculated using the average share method.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions and in-kind transactions.
(f) Amount represents less than $0.01 per share.

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    23.23          $      27.95        $      30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.29                  0.35                0.06 (b)
Net realized and unrealized gain (loss)                        (3.02)                (4.68)              (2.11)
                                                          _____________       _____________      _____________
Total from investment operations                               (2.73)                (4.33)              (2.05)

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.30)                (0.39)                --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    20.20          $      23.23        $      27.95
                                                          =============       =============      =============

TOTAL RETURN (c)                                              (11.51)%              (15.53)%             (6.83)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $   10,101          $      4,647        $      2,795
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   2.17%                 1.70%               7.91% (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70% (d)
Ratio of net investment income to average net assets            1.99%                 1.45%               0.93% (d)
Portfolio turnover rate (e)                                      134%                   59%                  2%


FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND
                                                                                                 FOR THE PERIOD
                                                             FOR THE             FOR THE         MAY 8, 2007 (A)
                                                           YEAR ENDED          YEAR ENDED            THROUGH
                                                          JULY 31, 2009       JULY 31, 2008       JULY 31, 2007
                                                        _________________   _________________   _________________

Net asset value, beginning of period                      $    27.63          $      29.39        $      30.00
                                                          _____________       _____________      _____________
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                                    0.06                  0.05               (0.01) (b)
Net realized and unrealized gain (loss)                        (6.84)                (1.76)              (0.60)
                                                          _____________       _____________      _____________
Total from investment operations                               (6.78)                (1.71)              (0.61)
                                                          _____________       _____________      _____________

DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income                                          (0.06)                (0.04)                 --
Return of capital                                              (0.01)                (0.01)                 --
                                                          _____________       _____________      _____________
Total distributions                                            (0.07)                (0.05)                 --
                                                          _____________       _____________      _____________

Net asset value, end of period                            $    20.78          $      27.63        $      29.39
                                                          =============       =============      =============

TOTAL RETURN (C)                                              (24.53)%               (5.85)%             (2.03)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)                      $    5,196          $      8,288        $      8,818
RATIOS TO AVERAGE NET ASSETS:
Ratio of total expenses to average net assets                   1.56%                 1.55%               6.01%  (d)
Ratio of net expenses to average net assets                     0.70%                 0.70%               0.70%  (d)
Ratio of net investment income (loss) to average net assets     0.29%                 0.12%              (0.21)% (d)
Portfolio turnover rate (e)                                      153%                  110%                  1%


(a) Inception date.
(b) Based on average shares outstanding.
(c) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividend distributions at net asset value during the period, and redemption at net asset value on the last day of the period. The returns presented do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund shares. Total return calculated for a period of less than one year is not annualized. The total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.
(d) Annualized.
(e) Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

                                OTHER INFORMATION

CONTINUOUS OFFERING
Each Fund will issue, on a continuous offering basis, its Shares in one or more groups of a fixed number of Fund Shares (each such group of such specified number of individual Fund Shares, a "Creation Unit Aggregation"). The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by a Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with FTP, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a Prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. The Trust, on behalf of each Fund, however, has received from the Securities and Exchange Commission an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(c) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to a broker-dealer in connection with a sale on the Exchange is satisfied by the fact that the Prospectus is available from the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available with respect to transactions on a national securities exchange, a trading facility or an alternative trading system.

--------------------------------------------------------------------------------

                          [LOGO OMITTED]  FIRST TRUST

--------------------------------------------------------------------------------


                                  SECTOR SERIES
               First Trust Consumer Discretionary AlphaDEX(R) Fund
                  First Trust Consumer Staples AlphaDEX(R) Fund
                       First Trust Energy AlphaDEX(R) Fund
                     First Trust Financials AlphaDEX(R) Fund
                    First Trust Health Care AlphaDEX(R) Fund
           First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                     First Trust Materials AlphaDEX(R) Fund
                     First Trust Technology AlphaDEX(R) Fund
                     First Trust Utilities AlphaDEX(R) Fund

                                   CORE SERIES
                   First Trust Large Cap Core AlphaDEX(R) Fund
                    First Trust Mid Cap Core AlphaDEX(R) Fund
                   First Trust Small Cap Core AlphaDEX(R) Fund

                                  STYLE SERIES
           First Trust Large Cap Value Opportunities AlphaDEX(R) Fund First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund

                                MULTI CAP SERIES
                  First Trust Multi Cap Value AlphaDEX(R) Fund
                  First Trust Multi Cap Growth AlphaDEX(R) Fund


FOR MORE INFORMATION
For more detailed information on the Funds, several additional sources of information are available to you. The SAI, incorporated by reference into this Prospectus, contains detailed information on the Funds' policies and operation. Additional information about the Funds' investments is available in the annual and semi-annual reports to Shareholders. In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly impacted the Funds' performance during the last fiscal year. The Funds' most recent SAI, annual or semi-annual reports and certain other information are available free of charge by calling the Funds at (800) 621-1675, on the Funds' website at www.ftportfolios.com or through your financial adviser. Shareholders may call the toll-free number above with any inquiries.

You may obtain this and other information regarding the Funds, including the Codes of Ethics adopted by First Trust, FTP and the Trust, directly from the Securities and Exchange Commission (the "SEC"). Information on the SEC's website is free of charge. Visit the SEC's on-line EDGAR database at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C., or call the SEC at (202) 551-8090 for information on the Public Reference Room. You may also request information regarding the Funds by sending a request (along with a duplication fee) to the SEC's Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1520 or by sending an electronic request to publicinfo@sec.gov.



First Trust Advisors L.P.
120 East Liberty Drive
Wheaton, Illinois 60187
(800) 621-1675                                           SEC File #: 333-140895
www.ftportfolios.com                                                  811-22019

                       STATEMENT OF ADDITIONAL INFORMATION

                    INVESTMENT COMPANY ACT FILE NO. 811-22019
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND

               FIRST TRUST CONSUMER DISCRETIONARY ALPHADEX(R) FUND
                  FIRST TRUST CONSUMER STAPLES ALPHADEX(R) FUND
                       FIRST TRUST ENERGY ALPHADEX(R) FUND
                     FIRST TRUST FINANCIALS ALPHADEX(R) FUND
                    FIRST TRUST HEALTH CARE ALPHADEX(R) FUND
           FIRST TRUST INDUSTRIALS/PRODUCER DURABLES ALPHADEX(R) FUND
                     FIRST TRUST MATERIALS ALPHADEX(R) FUND
                     FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND
                     FIRST TRUST UTILITIES ALPHADEX(R) FUND
                   FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND
                    FIRST TRUST MID CAP CORE ALPHADEX(R) FUND
                   FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND
           FIRST TRUST LARGE CAP VALUE OPPORTUNITIES ALPHADEX(R) FUND
           FIRST TRUST LARGE CAP GROWTH OPPORTUNITIES ALPHADEX(R) FUND
                  FIRST TRUST MULTI CAP VALUE ALPHADEX(R) FUND
                  FIRST TRUST MULTI CAP GROWTH ALPHADEX(R) FUND



                             DATED DECEMBER 1, 2009

This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Funds' Prospectus dated December 1, 2009 (the "Prospectus") for each of the First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund, First Trust Utilities AlphaDEX(R) Fund, First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund (each, a "Fund" and collectively, the "Funds"), each a series of the First Trust Exchange-Traded AlphaDEX(R) Fund (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Funds' Prospectus, unless otherwise noted. A copy of the Funds' Prospectus may be obtained without charge by writing to the Trust's distributor, First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling toll free at (800) 621-1675.

                                TABLE OF CONTENTS


GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS.............................1

EXCHANGE LISTING AND TRADING...............................................4

INVESTMENT OBJECTIVES AND POLICIES.........................................4

INVESTMENT STRATEGIES......................................................6

SUBLICENSE AGREEMENTS.....................................................18

INVESTMENT RISKS..........................................................18

MANAGEMENT OF THE FUNDS...................................................22

ACCOUNTS MANAGED BY INVESTMENT COMMITTEE..................................33

BROKERAGE ALLOCATIONS.....................................................33

CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT, INDEX
                PROVIDERS AND EXCHANGE....................................37

ADDITIONAL INFORMATION....................................................41

PROXY VOTING POLICIES AND PROCEDURES......................................43

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS.....................44

FEDERAL TAX MATTERS.......................................................54

DETERMINATION OF NAV......................................................60

DIVIDENDS AND DISTRIBUTIONS...............................................62

MISCELLANEOUS INFORMATION.................................................62

FINANCIAL STATEMENTS......................................................62


The audited financial statements for the Funds' most recent fiscal year appear in the Funds' Annual Report to Shareholders dated July 31, 2009, which was filed with the Securities and Exchange Commission ("SEC") on October 9, 2009. The financial statements from such Annual Report are incorporated herein by reference. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                 GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on December 6, 2006 and is authorized to issue an unlimited number of shares in one or more series or "Funds." The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares in 16 series: First Trust Consumer Discretionary AlphaDEX(R) Fund, First Trust Consumer Staples AlphaDEX(R) Fund, First Trust Energy AlphaDEX(R) Fund, First Trust Financials AlphaDEX(R) Fund, First Trust Health Care AlphaDEX(R) Fund, First Trust Industrials/Producer Durables AlphaDEX(R) Fund, First Trust Materials AlphaDEX(R) Fund, First Trust Technology AlphaDEX(R) Fund and First Trust Utilities AlphaDEX(R) Fund (collectively, the "AlphaDEX(R) Sector Funds"), and First Trust Large Cap Core AlphaDEX(R) Fund, First Trust Mid Cap Core AlphaDEX(R) Fund, First Trust Small Cap Core AlphaDEX(R) Fund, First Trust Large Cap Value Opportunities AlphaDEX(R) Fund, First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund, First Trust Multi Cap Value AlphaDEX(R) Fund and First Trust Multi Cap Growth AlphaDEX(R) Fund (collectively, the "AlphaDEX(R) Style Funds" and, together with the AlphaDEX(R) Sector Funds, the "Funds" and individually, a "Fund"), each of which is a non-diversified series. This Statement of Additional Information relates to all of the Funds. The shares of the Funds are referred to herein as "Shares" or "Fund Shares." Each Fund as a series of the Trust represents a beneficial interest in a separate portfolio of securities and other assets, with its own objective and policies.

The Board of Trustees of the Trust (the "Board of Trustees" or the "Trustees") has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges without shareholder approval. Shares of any series may also be divided into one or more classes at the discretion of the Trustees.

The Trust or any series or class thereof may be terminated at any time by the Board of Trustees upon written notice to the shareholders.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all series of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular series, and, if a matter affects a particular series differently from other series, the Shares of that series will vote separately on such matter. The Trust's Declaration of Trust (the "Declaration") requires a shareholder vote only on those matters where the 1940 Act requires a vote of shareholders and otherwise permits the Trustees to take actions without seeking the consent of shareholders. For example, the Declaration gives the Trustees broad authority to approve reorganizations between a Fund and another entity, such as another exchange-traded fund, or the sale of all or substantially all of a Fund's assets, or the termination of the Trust or any Fund without shareholder approval if the 1940 Act would not require such approval.

The Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The Declaration may, except in limited circumstances, be amended or supplemented by the Trustees in any respect without a shareholder vote. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board of Trustees may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that Trustees may be removed, with or without cause, by a vote of shareholders holding at least two-thirds of the voting power of the Trust, or by a vote of two thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

The holders of Fund Shares are required to disclose information on direct or indirect ownership of Fund Shares as may be required to comply with various laws applicable to the Funds or as the Trustees may determine, and ownership of Fund Shares may be disclosed by the Funds if so required by law or regulation. In addition, pursuant to the Declaration, the Trustees may, in their discretion, require the Trust to redeem Shares held by any shareholder for any reason under terms set by the Trustees. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of a Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of a Fund. In making such a determination, a Trustee is not considered to have a personal financial interest by virtue of being compensated for his or her services as a Trustee. If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by a Fund in connection with the consideration of the demand under a number of circumstances. If a derivative action is brought in violation of the Declaration, the shareholder bringing the action may be responsible for a Fund's costs, including attorneys' fees. The Declaration also provides that any shareholder bringing an action against a Fund waives the right to trial by jury to the fullest extent permitted by law.

The Trust is not required to and does not intend to hold annual meetings of shareholders.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations.

The Declaration further provides that a Trustee acting in his or her capacity as Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available. The Declaration provides that any Trustee who serves as chair of the Board of Trustees or of a committee of the Board of Trustees, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Funds are advised by First Trust Advisors L.P. (the "Advisor" or "First Trust").

Each Fund offers and issues Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities (the "Deposit Securities") included in each Fund's corresponding Index (as hereinafter defined), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of each Fund are listed and trade on NYSE Arca, Inc., an affiliate of NYSE EuronextSM ("NYSE Arca"(R)). Prior to the October 1, 2008 acquisition of the American Stock Exchange LLC (the "AMEX") by NYSE Euronext, the Shares of the AlphaDEX(R) Style Funds were listed and traded on the AMEX. The Shares of the AlphaDEX(R) Style Funds were listed and began trading on NYSE Arca effective November 6, 2008. The Shares of each Fund will trade on NYSE Arca at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 50,000 Shares of a Fund.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the applicable Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

                          EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of NYSE Arca necessary to maintain the listing of Shares of a Fund will continue to be met. NYSE Arca may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of such Fund for 30 or more consecutive trading days; (ii) the value of such Fund's Index (as defined below) is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of NYSE Arca, makes further dealings on NYSE Arca inadvisable. Please note that NYSE Arca may have a conflict of interest with respect to the AlphaDEX(R) Sector Funds because the Shares of such Funds are listed on NYSE Arca and NYSE Arca is an affiliate of NYSE Euronext, the Index Provider (as defined below) of the AlphaDEX(R) Sector Funds. NYSE Arca will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on NYSE Arca, broker's commissions on transactions will be based on negotiated commission rates at customary levels.

The Funds reserve the right to adjust the price levels of Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.


                       INVESTMENT OBJECTIVES AND POLICIES

The Prospectus describes the investment objectives and policies of the Funds. The following supplements the information contained in the Prospectus concerning the investment objectives and policies of the Funds.

Each Fund is subject to the following fundamental policies, which may not be changed without approval of the holders of a majority of the outstanding voting securities of the Fund:

                   (1) A Fund may not issue senior securities, except as permitted under the 1940 Act.

                   (2) A Fund may not borrow money, except that a Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) and (ii) engage in other transactions permissible under the 1940 Act that may involve a borrowing (such as obtaining short-term credits as are necessary for the clearance of transactions, engaging in delayed-delivery transactions, or purchasing certain futures, forward contracts and options), provided that the combination of (i) and (ii) shall not exceed 33-1/3% of the value of a Fund's total assets (including the amount borrowed), less a Fund's liabilities (other than borrowings).

                   (3) A Fund will not underwrite the securities of other issuers except to the extent the Fund may be considered an underwriter under the Securities Act of 1933, as amended (the "1933 Act"), in connection with the purchase and sale of portfolio securities.

                   (4) A Fund will not purchase or sell real estate or interests therein, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit a Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

                   (5) A Fund may not make loans to other persons, except through (i) the purchase of debt securities permissible under a Fund's investment policies, (ii) repurchase agreements, or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by a Fund if, as a result, the aggregate of such loans would exceed 33-1/3% of the value of a Fund's total assets.

                   (6) A Fund may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts, forward contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

                   (7) A Fund may not invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Index that a Fund is based upon, concentrates in an industry or a group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets will not constitute a violation of that restriction.

The foregoing fundamental policies of each Fund may not be changed without the affirmative vote of the majority of the outstanding voting securities of the respective Fund. The 1940 Act defines a majority vote as the vote of the lesser of (i) 67% or more of the voting securities represented at a meeting at which more than 50% of the outstanding securities are represented; or (ii) more than 50% of the outstanding voting securities. With respect to the submission of a change in an investment policy to the holders of outstanding voting securities of a Fund, such matter shall be deemed to have been effectively acted upon with respect to a Fund if a majority of the outstanding voting securities of a Fund vote for the approval of such matter, notwithstanding that (1) such matter has not been approved by the holders of a majority of the outstanding voting securities of any other series of the Trust affected by such matter, and (2) such matter has not been approved by the vote of a majority of the outstanding voting securities.

In addition to the foregoing fundamental policies, the Funds are also subject to strategies and policies discussed herein which, unless otherwise noted, are non-fundamental restrictions and policies and may be changed by the Board of Trustees.

                              INVESTMENT STRATEGIES

Under normal circumstances, each Fund will invest at least 90% of its assets in common stocks that comprise such Fund's corresponding equity index as set forth below (each, an "Index" and together, the "Indices"). Fund shareholders are entitled to 60 days' notice prior to any change in this non-fundamental investment policy.

The Indices in the following table (the "StrataQuant(R) Series") are a family of custom "enhanced" indices developed, maintained and sponsored by NYSE Euronext or its affiliates ("NYSE Euronext" or an "Index Provider"), and licensed to First Trust Portfolios L.P. ("First Trust Portfolios") by Archipelago Holdings, Inc. ("Archipelago"), an affiliate of NYSE Euronext. Prior to the acquisition of AMEX by NYSE Euronext, the indices in the StrataQuant(R) Series were developed, maintained and sponsored by the AMEX.

FUND                                                          INDEX
First Trust Consumer Discretionary AlphaDEX(R) Fund            StrataQuant(R) Consumer Discretionary Index

First Trust Consumer Staples AlphaDEX(R) Fund                  StrataQuant(R) Consumer Staples Index

First Trust Energy AlphaDEX(R) Fund                            StrataQuant(R) Energy Index

First Trust Financials AlphaDEX(R) Fund                        StrataQuant(R) Financials Index

First Trust Health Care AlphaDEX(R) Fund                       StrataQuant(R) Health Care Index

First Trust Industrials/Producer Durables AlphaDEX(R) Fund     StrataQuant(R) Industrials Index

First Trust Materials AlphaDEX(R) Fund                         StrataQuant(R) Materials Index

First Trust Technology AlphaDEX(R) Fund                        StrataQuant(R) Technology Index

First Trust Utilities AlphaDEX(R) Fund                         StrataQuant(R) Utilities Index

The Indices in the following table (the "Defined Index Series") are a family of custom "enhanced" indices developed, maintained and sponsored by Standard &
Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P" or an "Index
Provider").

FUND                                                           INDEX

First Trust Large Cap Core AlphaDEX(R) Fund                    Defined Large Cap Core IndeX

First Trust Mid Cap Core AlphaDEX(R) Fund                      Defined Mid Cap Core Index


                                     - 6 -




FUND                                                           INDEX

First Trust Small Cap Core AlphaDEX(R) Fund                    Defined Small Cap Core IndeX

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund     Defined Large Cap Value Opportunities Index

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund    Defined Large Cap Growth Opportunities Index

First Trust Multi Cap Value AlphaDEX(R) Fund                   Defined Multi Cap Value Index

First Trust Multi Cap Growth AlphaDEX(R) Fund                  Defined Multi Cap Growth Index

TYPES OF INVESTMENTS

Warrants: The Funds may invest in warrants. Warrants acquired by a Fund entitle it to buy common stock from the issuer at a specified price and time. They do not represent ownership of the securities but only the right to buy them. Warrants are subject to the same market risks as stocks, but may be more volatile in price. A Fund's investment in warrants will not entitle it to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before their expiration date.

Delayed-Delivery Transactions: The Funds may from time to time purchase securities on a "when-issued" or other delayed-delivery basis. The price of securities purchased in such transactions is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within 45 days of the purchase. During the period between the purchase and settlement, a Fund does not remit payment to the issuer, no interest is accrued on debt securities and dividend income is not earned on equity securities. Delayed-delivery commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of a decline in value of a Fund's other assets. While securities purchased in delayed-delivery transactions may be sold prior to the settlement date, the Funds intend to purchase such securities with the purpose of actually acquiring them. At the time a Fund makes the commitment to purchase a security in a delayed-delivery transaction, it will record the transaction and reflect the value of the security in determining its NAV. The Funds do not believe that NAV will be adversely affected by purchases of securities in delayed-delivery transactions.

The Funds will earmark or maintain in a segregated account cash, U.S. Government securities, and high-grade liquid debt securities equal in value to commitments for delayed-delivery securities. Such earmarked or segregated securities will mature or, if necessary, be sold on or before the settlement date. When the time comes to pay for delayed-delivery securities, a Fund will meet its obligations from then-available cash flow, sale of the securities earmarked or held in the segregated account described above, sale of other securities, or, although it would not normally expect to do so, from the sale of the delayed-delivery securities themselves (which may have a market value greater or less than a Fund's payment obligation).

Illiquid Securities: The Funds may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the 1933 Act but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, a Fund will not acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of a Fund's net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to First Trust the day-to-day determination of the illiquidity of any equity or fixed-income security, although it has retained oversight and ultimate responsibility for such determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed First Trust to look to factors such as (i) the nature of the market for a security (including the institutional private resale market, the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security, the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant factors.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time a Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, a Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Money Market Funds: The Funds may invest in shares of money market funds to the extent permitted by the 1940 Act.

Temporary Investments: The Funds may, without limit as to percentage of assets, purchase U.S. Government securities or short-term debt securities to keep cash on hand fully invested or for temporary defensive purposes. Short-term debt securities are securities from issuers having a long-term debt rating of at least A by Standard & Poor's Ratings Group ("S&P Ratings"), Moody's Investors Service, Inc. ("Moody's") or Fitch, Inc. ("Fitch") and having a maturity of one year or less. The use of temporary investments is not a part of a principal investment strategy of the Funds.

Short-term debt securities are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest, which are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) Federal National Mortgage Association ("FNMA" or "Fannie Mae") which is a government-sponsored organization owned entirely by private stockholders and whose securities are guaranteed as to principal and interest by FNMA; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. In September 2008, FNMA was placed into conservatorship overseen by the Federal Housing Finance Agency ("FHFA"). As conservator, FHFA will succeed to the rights, titles, powers and privileges of FNMA and any stockholder, officer or director of the company with respect to FNMA and its assets and title to all books, records and company assets held by any other custodian or third party. FHFA is charged with operating FNMA. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies, and instrumentalities do not guarantee the market value of their securities, and consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. If such certificates of deposit are non-negotiable, they will be considered illiquid securities and be subject to a Fund's 15% restriction on investments in illiquid securities. Pursuant to the certificate of deposit, the issuer agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. On October 3, 2008, the Emergency Economic Stabilization Act of 2008 increased the maximum amount of federal deposit insurance coverage payable as to any certificate of deposit from $100,000 to $250,000 per depositor until December 31, 2009. The Helping Families Save Their Homes Act, enacted on May 20, 2009, extended this increased coverage amount through December 31, 2013. The maximum coverage limit will return to $100,000 per certificate of deposit on January 1, 2014, absent further legislation. Therefore, certificates of deposit purchased by the Funds may not be fully insured.

                   (3) Bankers' acceptances which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (4) Repurchase agreements, which involve purchases of debt securities. In such an action, at the time a Fund purchases the security, it simultaneously agrees to resell and redeliver the security to the seller, who also simultaneously agrees to buy back the security at a fixed price and time. This assures a predetermined yield for a Fund during its holding period since the resale price is always greater than the purchase price and reflects an agreed upon market rate. The period of these repurchase agreements will usually be short, from overnight to one week. Such actions afford an opportunity for a Fund to invest temporarily available cash. The Funds may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers acceptances in which the Funds may invest. In addition, the Funds may only enter into repurchase agreements where the market value of the purchased securities/collateral equals at least 100% of principal including accrued interest and is marked-to-market daily. The risk to the Funds is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the affected Fund is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, a Fund could incur a loss of both principal and interest. The Funds, however, intend to enter into repurchase agreements only with financial institutions and dealers believed by First Trust to present minimal credit risks in accordance with criteria established by the Board of Trustees. First Trust will review and monitor the creditworthiness of such institutions. First Trust monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. First Trust does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of a Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (5) Bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (6) Commercial paper, which are short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for the notes. However, they are redeemable by a Fund at any time. A Fund's portfolio manager will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity ratios) and will continuously monitor the corporation's ability to meet all of its financial obligations, because a Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. The Funds may only invest in commercial paper rated A-1 or higher by S&P Ratings, Prime-1 or higher by Moody's or F2 or higher by Fitch.

PORTFOLIO TURNOVER

The Funds buy and sell portfolio securities in the normal course of their investment activities. The proportion of a Fund's investment portfolio that is bought and sold during a year is known as a Fund's portfolio turnover rate. A turnover rate of 100% would occur, for example, if a Fund bought and sold securities valued at 100% of its net assets within one year. A high portfolio turnover rate could result in the payment by a Fund of increased brokerage costs, expenses and taxes. The portfolio turnover rates for the Funds for the fiscal year ended July 31, 2009 increased from the rates for the fiscal year ended July 31, 2008, as set forth in the table below. The increases in portfolio turnover rates of these Funds were primarily due to increased securities sales in each Fund during the year ended July 31, 2009 due, in part, to higher market volatility. In-kind transactions are not taken into account in calculating the portfolio turnover rate.

                                                  PORTFOLIO TURNOVER RATE

                                       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                FUND                     JULY 31, 2009            JULY 31, 2008

First Trust Consumer Discretionary
AlphaDEX(R) Fund                              133%                      91%

First Trust Consumer Staples
AlphaDEX(R) Fund                              145%                      96%

First Trust Energy AlphaDEX(R) Fund           116%                      67%

First Trust Financials AlphaDEX(R)
Fund                                          140%                      74%

First Trust Health Care AlphaDEX(R)
Fund                                          138%                      89%

First Trust Industrials/Producer
Durables AlphaDEX(R) Fund                     153%                      81%

First Trust Materials AlphaDEX(R) Fund        153%                      59%

First Trust Technology AlphaDEX(R)
Fund                                          135%                      89%

First Trust Utilities AlphaDEX(R) Fund        128%                      68%

                                                  PORTFOLIO TURNOVER RATE

                                       FISCAL YEAR ENDED       FISCAL YEAR ENDED
                FUND                     JULY 31, 2009            JULY 31, 2008

First Trust Large Cap Core AlphaDEX(R) Fund   114%                      90%

First Trust Mid Cap Core AlphaDEX(R)
Fund                                          120%                      82%

First Trust Small Cap Core AlphaDEX(R) Fund   105%                      95%

First Trust Large Cap Value Opportunities
AlphaDEX(R) Fund                              146%                     104%

First Trust Large Cap Growth Opportunities
AlphaDEX(R) Fund                              152%                     134%

First Trust Multi Cap Value AlphaDEX(R)
Fund                                          134%                      59%

First Trust Multi Cap Growth AlphaDEX(R)
Fund                                          153%                     110%

HEDGING STRATEGIES

General Description of Hedging Strategies

The Funds may engage in hedging activities. First Trust may cause the Funds to utilize a variety of financial instruments, including options, forward contracts, futures contracts (hereinafter referred to as "Futures" or "Futures Contracts"), and options on Futures Contracts to attempt to hedge each Fund's holdings. The use of Futures is not a part of a principal investment strategy of the Funds.

Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that a Fund owns or intends to acquire. Such instruments may also be used to "lock-in" realized but unrecognized gains in the value of portfolio securities. Hedging instruments on stock indices, in contrast, generally are used to hedge against price movements in broad equity market sectors in which a Fund has invested or expects to invest. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the SEC, the several options and Futures exchanges upon which they are traded, the Commodity Futures Trading Commission (the "CFTC") and various state regulatory authorities. In addition, a Fund's ability to use hedging instruments may be limited by tax considerations.

General Limitations on Futures and Options Transactions

The Trust has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the National Futures Association, the Futures industry's self-regulatory organization. A Fund will not enter into Futures and options transactions if the sum of the initial margin deposits and premiums paid for unexpired options exceeds 5% of the Fund's total assets. In addition, a Fund will not enter into Futures Contracts and options transactions if more than 30% of its net assets would be committed to such instruments.

The foregoing limitations are non-fundamental policies of the Funds and may be changed without shareholder approval as regulatory agencies permit.

Asset Coverage for Futures and Options Positions

The Funds will comply with the regulatory requirements of the SEC and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will earmark or set aside cash, U.S. Government securities, high grade liquid debt securities and/or other liquid assets permitted by the SEC and CFTC in a segregated custodial account in the amount prescribed. Securities earmarked or held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

Stock Index Options

The Funds may purchase stock index options, sell stock index options in order to close out existing positions and/or write covered options on stock indices for hedging purposes. Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the stock index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple.

A stock index fluctuates with changes in the market values of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the S&P 500 Index or the Value Line(R) Composite Index or a more narrow market index, such as the S&P 100 Index. Indices may also be based on an industry or market segment. Options on stock indices are currently traded on the following exchanges: the Chicago Board Options Exchange, NYSE Amex Options, The NASDAQ(R) Stock Market ("NASDAQ(R)") and the Philadelphia Stock Exchange.

The Funds' use of stock index options is subject to certain risks. Successful use by a Fund of options on stock indices will be subject to the ability of First Trust to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a Fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Funds' securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, a Fund will bear the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and a Fund's securities, which would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by a Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

Certain Considerations Regarding Options

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If a Fund is unable to close out a call option on securities that it has written before the option is exercised, a Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If a Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

The writing and purchasing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Funds.

Futures Contracts

The Funds may enter into Futures Contracts, including index Futures as a hedge against movements in the equity markets, in order to hedge against changes on securities held or intended to be acquired by a Fund or for other purposes permissible under the Commodity Exchange Act (the "CEA"). A Fund's hedging may include sales of Futures as an offset against the effect of expected declines in stock prices and purchases of Futures as an offset against the effect of expected increases in stock prices. The Funds will not enter into Futures Contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into Futures Contracts that are traded on national Futures exchanges and are standardized as to maturity date and underlying financial instrument. The principal interest rate Futures exchanges in the United States are the Chicago Board of Trade and the Chicago Mercantile Exchange. Futures exchanges and trading are regulated under the CEA by the CFTC.

An interest rate Futures Contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., a debt security) or currency for a specified price at a designated date, time and place. An index Futures Contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index Futures Contract was originally written. Transaction costs are incurred when a Futures Contract is bought or sold and margin deposits must be maintained. A Futures Contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. More commonly, Futures Contracts are closed out prior to delivery by entering into an offsetting transaction in a matching Futures Contract. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities is made. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Fund will be able to enter into an offsetting transaction with respect to a particular Futures Contract at a particular time. If a Fund is not able to enter into an offsetting transaction, a Fund will continue to be required to maintain the margin deposits on the Futures Contract.

Margin is the amount of funds that must be deposited by a Fund with its custodian in a segregated account in the name of the Futures commission merchant in order to initiate Futures trading and to maintain a Fund's open positions in Futures Contracts. A margin deposit is intended to ensure a Fund's performance of the Futures Contract.

The margin required for a particular Futures Contract is set by the exchange on which the Futures Contract is traded and may be significantly modified from time to time by the exchange during the term of the Futures Contract. Futures Contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the Futures Contract being traded.

If the price of an open Futures Contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the Futures Contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the Futures Contract so that the margin deposit exceeds the required margin, the broker will pay the excess to a Fund. In computing daily NAV, a Fund will mark to market the current value of its open Futures Contracts. The Funds expect to earn interest income on their margin deposits.

Because of the low margin deposits required, Futures trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a Futures Contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the Futures Contract is deposited as margin, a subsequent 10% decrease in the value of the Futures Contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the Future Contracts were closed out. Thus, a purchase or sale of a Futures Contract may result in losses in excess of the amount initially invested in the Futures Contract. However, a Fund would presumably have sustained comparable losses if, instead of the Futures Contract, it had invested in the underlying financial instrument and sold it after the decline.

Most U.S. Futures exchanges limit the amount of fluctuation permitted in Futures Contract prices during a single trading day. The day limit establishes the maximum amount that the price of a Futures Contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of Futures Contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures Contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of Futures positions and subjecting some investors to substantial losses.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a Futures position. A Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

A public market exists in Futures Contracts covering a number of indices, including but not limited to, the S&P 500 Index, the S&P 100 Index, the NASDAQ-100 Index(R), the Value Line(R) Composite Index and the NYSE Composite Index(R).

Options on Futures

The Funds may also purchase or write put and call options on Futures Contracts and enter into closing transactions with respect to such options to terminate an existing position. A Futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a Futures Contract at a specified exercise price prior to the expiration of the option. Upon exercise of a call option, the holder acquires a long position in the Futures Contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. Prior to exercise or expiration, a Futures option may be closed out by an offsetting purchase or sale of a Futures option of the same series.

The Funds may use options on Futures Contracts in connection with hedging strategies. Generally, these strategies would be applied under the same market and market sector conditions in which the Funds use put and call options on securities or indices. The purchase of put options on Futures Contracts is analogous to the purchase of puts on securities or indices so as to hedge a Fund's securities holdings against the risk of declining market prices. The writing of a call option or the purchasing of a put option on a Futures Contract constitutes a partial hedge against declining prices of securities which are deliverable upon exercise of the Futures Contract. If the price at expiration of a written call option is below the exercise price, a Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in a Fund's holdings of securities. If the price when the option is exercised is above the exercise price, however, a Fund will incur a loss, which may be offset, in whole or in part, by the increase in the value of the securities held by a Fund that were being hedged. Writing a put option or purchasing a call option on a Futures Contract serves as a partial hedge against an increase in the value of the securities a Fund intends to acquire.

As with investments in Futures Contracts, the Funds are required to deposit and maintain margin with respect to put and call options on Futures Contracts written by them. Such margin deposits will vary depending on the nature of the underlying Futures Contract (and the related initial margin requirements), the current market value of the option, and other Futures positions held by a Fund. A Fund will earmark or set aside in a segregated account at such Fund's custodian, liquid assets, such as cash, U.S. Government securities or other high-grade liquid debt obligations equal in value to the amount due on the underlying obligation. Such segregated assets will be marked-to-market daily, and additional assets will be earmarked or placed in the segregated account whenever the total value of the earmarked or segregated assets falls below the amount due on the underlying obligation.

The risks associated with the use of options on Futures Contracts include the risk that the Funds may close out its position as a writer of an option only if a liquid secondary market exists for such options, which cannot be assured. A Fund's successful use of options on Futures Contracts depends on First Trust's ability to correctly predict the movement in prices of Futures Contracts and the underlying instruments, which may prove to be incorrect. In addition, there may be imperfect correlation between the instruments being hedged and the Futures Contract subject to the option. For additional information, see "Futures Contracts." Certain characteristics of the Futures market might increase the risk that movements in the prices of Futures Contracts or options on Futures Contracts might not correlate perfectly with movements in the prices of the investments being hedged. For example, all participants in the Futures and options on Futures Contracts markets are subject to daily variation margin calls and might be compelled to liquidate Futures or options on Futures Contracts positions whose prices are moving unfavorably to avoid being subject to further calls. These liquidations could increase the price volatility of the instruments and distort the normal price relationship between the Futures or options and the investments being hedged. Also, because of initial margin deposit requirements, there might be increased participation by speculators in the Futures markets. This participation also might cause temporary price distortions. In addition, activities of large traders in both the Futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.


                             SUBLICENSE AGREEMENTS

Each Fund has entered into a sublicense agreement (each a "Sublicense Agreement") with First Trust, First Trust Portfolios and each Fund's corresponding Index Provider that grants each Fund and First Trust a non-exclusive and non-transferable sublicense to use certain intellectual property of such Index Provider in connection with the issuance, distribution, marketing and/or promotion of the applicable Fund. Pursuant to each Sublicense Agreement, each Fund and First Trust have agreed to be bound by certain provisions of the product license agreement by and between the corresponding Index Provider and First Trust Portfolios (each a "Product License Agreement").

Pursuant to the Product License Agreement applicable to the AlphaDEX(R) Sector Funds, First Trust Portfolios will pay Archipelago an annual license fee of 0.10% of the average daily net assets of each such Fund, provided, that the minimum annual payment paid to Archipelago under the Product License Agreement shall be $50,000.

Pursuant to the Product License Agreement applicable to the AlphaDEX(R) Style Funds, First Trust Portfolios will pay S&P an annual fee of $55,000 for each such Fund for the initial two years of the Product License Agreement and $30,000 for each Fund for each subsequent year. In addition, First Trust Portfolios shall pay S&P 0.05% of the average daily net assets of each such Fund.

Each Fund reimburses First Trust Portfolios for the costs associated with the Product License Agreement, subject to a maximum amount equal to 0.10% of the average daily net assets of such Fund.


                                INVESTMENT RISKS

Overview

An investment in a Fund should be made with an understanding of the risks which an investment in common stocks entails, including the risk that the financial condition of the issuers of the equity securities or the general condition of the common stock market may worsen and the value of the equity securities and therefore the value of a Fund may decline. The Funds may not be an appropriate investment for those who are unable or unwilling to assume the risks involved generally with an equity investment. The past market and earnings performance of any of the equity securities included in a Fund is not predictive of their future performance. Common stocks are especially susceptible to general stock market movements and to volatile increases and decreases of value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. First Trust cannot predict the direction or scope of any of these factors.

Shareholders of common stocks have rights to receive payments from the issuers of those common stocks that are generally subordinate to those of creditors of, or holders of debt obligations or preferred stocks of, such issuers.

Shareholders of common stocks of the type held by the Funds have a right to receive dividends only when and if, and in the amounts, declared by the issuer's board of directors and have a right to participate in amounts available for distribution by the issuer only after all other claims on the issuer have been paid. Common stocks do not represent an obligation of the issuer and, therefore, do not offer any assurance of income or provide the same degree of protection of capital as do debt securities. The issuance of additional debt securities or preferred stock will create prior claims for payment of principal, interest and dividends which could adversely affect the ability and inclination of the issuer to declare or pay dividends on its common stock or the rights of holders of common stock with respect to assets of the issuer upon liquidation or bankruptcy. The value of common stocks is subject to market fluctuations for as long as the common stocks remain outstanding, and thus the value of the equity securities in the Funds will fluctuate over the life of the Funds and may be more or less than the price at which they were purchased by the Funds. The equity securities held in the Funds may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting these securities, including the impact of a Fund's purchase and sale of the equity securities and other factors.

Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the entity, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors of, or holders of debt obligations or preferred stocks issued by, the issuer. Cumulative preferred stock dividends must be paid before common stock dividends and any cumulative preferred stock dividend omitted is added to future dividends payable to the holders of cumulative preferred stock. Preferred stockholders are also generally entitled to rights on liquidation which are senior to those of common stockholders.


ADDITIONAL RISK OF INVESTING IN THE FUNDS

Liquidity Risk

Whether or not the equity securities in the Funds are listed on a securities exchange, the principal trading market for certain of the equity securities in certain of the Funds may be in the over-the-counter market. As a result, the existence of a liquid trading market for the equity securities may depend on whether dealers will make a market in the equity securities. There can be no assurance that a market will be made for any of the equity securities, that any market for the equity securities will be maintained or that there will be sufficient liquidity of the equity securities in any markets made. The price at which the equity securities are held in the Funds will be adversely affected if trading markets for the equity securities are limited or absent.

RISKS AND SPECIAL CONSIDERATIONS CONCERNING DERIVATIVES

In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.


                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Funds to losses. Market risk is the primary risk associated with derivative transactions. Since 2008, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The impact of the financial crisis on securities markets has proven to be significant and long-lasting and has had a substantial impact on the value of derivatives and their underlying assets. Furthermore, the war and political instability in certain regions of the world, such as the Middle East and Afghanistan, and terrorist attacks in the United States and around the world have resulted in market volatility, which may have long term effects on the United States and worldwide financial markets and may cause further economic uncertainties in the United States and worldwide. The Fund does not know how long the securities markets will continue to be affected by these events and cannot predict the effects of similar events in the future on the U.S. economy and worldwide securities markets. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the portfolio manager's ability to predict movements of the securities, currencies, and commodities markets, which may require different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy adopted will succeed. A decision to engage in a derivative transaction will reflect the portfolio manager's judgment that the derivative transaction will provide value to a Fund and its shareholders and is consistent with a Fund's objective, investment limitations, and operating policies. In making such a judgment, the portfolio managers will analyze the benefits and risks of the derivative transactions and weigh them in the context of a Fund's overall investments and investment objective.


                   (2) Credit Risk. Credit risk is the risk that a loss may be sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter ("OTC") derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Funds will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Funds. The Funds will enter into transactions in derivative instruments only with counterparties that First Trust reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as writing a call option, buying a put option or selling a Futures Contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. The effectiveness of hedges using instruments on indices will depend, in part, on the degree of correlation between price movements in the index and the price movements in the investments being hedged.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are very liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Funds might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts, and/or make margin payments when they take positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If a Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair a Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that a Fund sell a portfolio security at a disadvantageous time. A Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to a Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.


                             MANAGEMENT OF THE FUNDS

The general supervision of the duties performed for the Funds under the investment management agreement is the responsibility of the Board of Trustees. There are five Trustees of the Trust, one of whom is an "interested person" (as the term is defined in the 1940 Act) and four of whom are Trustees who are not officers or employees of First Trust or any of its affiliates ("Independent Trustees"). The Trustees set broad policies for the Funds, choose the Trust's officers and hire the Trust's investment advisor. The officers of the Trust manage its day to day operations and are responsible to the Trust's Board of Trustees. The following is a list of the Trustees and officers of the Trust and a statement of their present positions and principal occupations during the past five years, the number of portfolios each Trustee oversees and the other directorships they hold, if applicable.

                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                   THE FIRST
                                                    TERM OF OFFICE                                 TRUST FUND      OTHER
                                                    AND YEAR FIRST                                 COMPLEX         TRUSTEESHIPS OR
NAME, ADDRESS                 POSITION AND OFFICES  ELECTED OR          PRINCIPAL OCCUPATIONS      OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH             WITH TRUST            APPOINTED           DURING PAST 5 YEARS        TRUSTEE         HELD BY TRUSTEE
Trustee who is an Interested
Person of the Trust
----------------------------
James A. Bowen(1)             President, Chairman   o Indefinite term   President, First Trust     61 Portfolios   Trustee of
120 East Liberty Drive,       of the Board, Chief   o Since             Advisors L.P. and First                    Wheaton College
  Suite 400                   Executive Officer       Inception         Trust Portfolios L.P.;
Wheaton, IL 60187             and Trustee                               Chairman of the Board of
D.O.B.: 09/55                                                           Directors, BondWave LLC
                                                                        (Software Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

Independent Trustees
----------------------
Richard E. Erickson           Trustee               o Indefinite term   Physician; President,      61 Portfolios   None
c/o First Trust Advisors L.P.                       o Since             Wheaton Orthopedics; Co-
120 East Liberty Drive,                               Inception         owner and Co-Director
  Suite 400                                                             (January 1996 to May
Wheaton, IL 60187                                                       2007), Sports Med Center
D.O.B.: 04/51                                                           for Fitness; Limited
                                                                        Partner, Gundersen Real
                                                                        Estate Limited
                                                                        Partnership; Member,
                                                                        Sportsmed LLC

Thomas R. Kadlec              Trustee               o Indefinite term   Senior Vice President and  61 Portfolios   Director of ADM
c/o First Trust Advisors L.P.                       o Since             Chief Financial Officer                    Investor
120 East Liberty Drive,                               Inception         (May 2007 to Present),                     Services, Inc.
  Suite 400                                                             Vice President and Chief                   and Director of
Wheaton, IL 60187                                                       Financial Officer (1990                    Archer Financial
D.O.B.: 11/57                                                           to May 2007), ADM                          Services, Inc.
                                                                        Investor Services, Inc.
                                                                        (Futures Commission
                                                                        Merchant); President (May
                                                                        2005 to Present), ADM
                                                                        Derivatives, Inc.;
                                                                        Registered Representative
                                                                        (2000 to Present),
                                                                        Segerdahl & Company,
                                                                        Inc., a FINRA member
                                                                        (Broker-Dealer)


                                     - 22 -




                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                   THE FIRST
                                                    TERM OF OFFICE                                 TRUST FUND      OTHER
                                                    AND YEAR FIRST                                 COMPLEX         TRUSTEESHIPS OR
NAME, ADDRESS                 POSITION AND OFFICES  ELECTED OR          PRINCIPAL OCCUPATIONS      OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH             WITH TRUST            APPOINTED           DURING PAST 5 YEARS        TRUSTEE         HELD BY TRUSTEE

Robert F. Keith               Trustee               o Indefinite term   President (2003 to         61 Portfolios   None
c/o First Trust Advisors L.P.                       o Since             Present), Hibs
120 East Liberty Drive,                               Inception         Enterprises (Financial
  Suite 400                                                             and Management Consulting)
Wheaton, IL 60187
D.O.B.: 11/56

Niel B. Nielson               Trustee               o Indefinite term   President (June 2002 to    61 Portfolios   Director of
c/o First Trust Advisors L.P.                       o Since             Present), Covenant College                 Covenant
120 East Liberty Drive,                               Inception                                                    Transport Inc.
  Suite 400
Wheaton, IL 60187
D.O.B.: 03/54


Officers of the Trust
------------------------
Mark R. Bradley               Treasurer,            o Indefinite term   Chief Financial Officer,   N/A             N/A
120 East Liberty Drive,       Controller, Chief     o Since             First Trust Advisors L.P.
  Suite 400                   Financial Officer       Inception         and First Trust
Wheaton, IL 60187             and Chief Accounting                      Portfolios L.P.; Chief
D.O.B.: 11/57                 Officer                                   Financial Officer,
                                                                        BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)

James M. Dykas                Assistant Treasurer   o Indefinite term   Senior Vice President      N/A             N/A
120 East Liberty Drive,                             o Since             (April 2007 to Present),
  Suite 400                                           Inception         Vice President (January
Wheaton, IL 60187                                                       2005 to April 2007),
D.O.B.: 01/66                                                           First Trust Advisors L.P.
                                                                        and First Trust
                                                                        Portfolios L.P.;
                                                                        Executive Director
                                                                        (December 2002 to January
                                                                        2005), Vice President
                                                                        (December 2000 to
                                                                        December 2002), Van
                                                                        Kampen Asset Management
                                                                        and Morgan Stanley
                                                                        Investment Management

W. Scott Jardine              Secretary and Chief   o Indefinite term   General Counsel, First     N/A             N/A
120 East Liberty Drive,       Compliance Officer    o Since             Trust Advisors L.P. and
  Suite 400                                           Inception         First Trust Portfolios
Wheaton, IL 60187                                                       L.P.; Secretary, BondWave
D.O.B.: 05/60                                                           LLC (Software Development
                                                                        Company/Investment
                                                                        Advisor) and Stonebridge
                                                                        Advisors LLC (Investment
                                                                        Advisor)



                                     - 23 -




                                                                                                   NUMBER OF
                                                                                                   PORTFOLIOS IN
                                                                                                   THE FIRST
                                                    TERM OF OFFICE                                 TRUST FUND      OTHER
                                                    AND YEAR FIRST                                 COMPLEX         TRUSTEESHIPS OR
NAME, ADDRESS                 POSITION AND OFFICES  ELECTED OR          PRINCIPAL OCCUPATIONS      OVERSEEN BY     DIRECTORSHIPS
AND DATE OF BIRTH             WITH TRUST            APPOINTED           DURING PAST 5 YEARS        TRUSTEE         HELD BY TRUSTEE

Daniel J. Lindquist           Vice President        o Indefinite term   Senior Vice President      N/A             N/A
120 East Liberty Drive,                             o Since             (September 2005 to
  Suite 400                                           Inception         Present), Vice President
Wheaton, IL 60187                                                       (April 2004 to September
D.O.B.: 02/70                                                           2005), First Trust
                                                                        Advisors L.P. and First
                                                                        Trust Portfolios L.P.

Coleen D. Lynch               Assistant Vice        o Indefinite term   Assistant Vice President   N/A             N/A
120 East Liberty Drive,       President             o 2008              (January 2008 to
  Suite 400                                                             Present), First Trust
Wheaton, IL 60187                                                       Advisors L.P. and First
D.O.B.: 07/58                                                           Trust Portfolios L.P.;
                                                                        Vice President (May 1998
                                                                        to January 2008), Van
                                                                        Kampen Asset Management
                                                                        and Morgan Stanley
                                                                        Investment Management

Kristi A. Maher               Assistant Secretary   o Indefinite term   Deputy General Counsel     N/A             N/A
120 East Liberty Drive,       and Deputy Chief      o Assistant         (May 2007 to Present),
  Suite 400                   Compliance Officer      Secretary since   Assistant General Counsel
Wheaton, IL 60187                                     2006              (March 2004 to May 2007),
D.O.B.: 12/66                                       o Deputy Chief      First Trust Advisors L.P.
                                                      Compliance        and First Trust
                                                      Officer since     Portfolios L.P.
                                                      November 2009

Erin E. Chapman               Assistant Secretary   o Indefinite term   Assistant General Counsel  N/A             N/A
120 East Liberty Drive,                             o 2009              (October 2007 to
  Suite 400                                                             Present), Associate
Wheaton, IL 60187                                                       Counsel (March 2006 to
D.O.B.: 08/76                                                           October 2007), First
                                                                        Trust Advisors L.P. and
                                                                        First Trust Portfolios
                                                                        L.P.; Associate (November
                                                                        2003 to March 2006),
                                                                        Doyle & Bolotin, Ltd.

Roger F. Testin               Vice President        o Indefinite term   Senior Vice President,     N/A             N/A
120 East Liberty Drive,                             o Since             First Trust Advisors L.P.
  Suite 400                                           Inception         and First Trust
Wheaton, IL 60187                                                       Portfolios L.P.
D.O.B.: 06/66

Stan Ueland                   Vice President        o Indefinite term   Vice President (August     N/A             N/A
120 East Liberty Drive,                             o Since             2005 to Present), First
  Suite 400                                           Inception         Trust Advisors L.P. and
Wheaton, IL 60187                                                       First Trust Portfolios
D.O.B.: 11/70                                                           L.P; Vice President (May
                                                                        2004 to August 2005),
                                                                        BondWave LLC (Software
                                                                        Development
                                                                        Company/Investment Advisor)
______________________

(1) Mr. Bowen is deemed an "interested person" of the Trust due to his position as President of First Trust, investment advisor of the Funds.

The Board of Trustees has four standing committees: the Executive Committee (Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Trust's Declaration and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board of Trustees known as the Pricing and Dividend Committee, which is authorized to exercise all of the powers and authority of the Board of Trustees in respect of the declaration and setting of dividends. Mr. Bowen and Dr. Erickson are members of the Executive Committee. During the last fiscal year, the Executive Committee held two meetings.

The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Board of Trustees. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board of Trustees will not actively seek recommendations from other parties, including shareholders of the Funds. When a vacancy on the Board of Trustees occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including shareholders of the Funds. To submit a recommendation for nomination as a candidate for a position on the Board of Trustees, shareholders of the Funds shall mail such recommendation to W. Scott Jardine at the Funds' address, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including his or her education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an "interested person" in relation to the Funds, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and (e) any other information that may be helpful to the Nominating and Governance Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board of Trustees or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the chairman of the Nominating and Governance Committee and the outside counsel to the Independent Trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination. During the last fiscal year, the Nominating and Governance Committee held four meetings.

The Valuation Committee is responsible for the oversight of the pricing procedures of the Funds. Messrs. Erickson, Kadlec, Keith and Nielson are members of the Valuation Committee. During the last fiscal year, the Valuation Committee held four meetings.

The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to approval by the Board of Trustees). Messrs. Erickson, Kadlec, Keith and Nielson serve on the Audit Committee. During the last fiscal year, the Audit Committee held seven meetings.

Messrs. Bowen, Erickson, Kadlec, Keith and Nielson are trustees of First Defined Portfolio Fund, LLC, an open-end fund with eight portfolios, 13 closed-end funds and three exchange-traded funds consisting of 40 series (collectively, the "First Trust Fund Complex"). None of the Independent Trustees, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Trust (other than Roger Testin and Stan Ueland) hold the same positions with the other funds and trusts of the First Trust Fund Complex as they hold with the Trust. Mr. Ueland, Vice President of the Trust, serves in the same position for the other exchange-traded fund trusts of the First Trust Fund Complex. Mr. Testin, Vice President of the Trust, serves in the same position for the other exchange-traded funds and the open-end fund of the First Trust Fund Complex.

Under the Trustees' compensation plan, each Independent Trustee is paid an annual retainer of $10,000 per trust for the first 14 trusts in the First Trust Fund Complex and an annual retainer of $7,500 per trust for each additional trust of the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. Trustees are also reimbursed by the funds in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, for all the trusts in the First Trust Fund Complex, effective January 1, 2008, Dr. Erickson is paid annual compensation of $10,000 to serve as the Lead Trustee, Mr. Keith is paid annual compensation of $5,000 to serve as the chairman of the Audit Committee, Mr. Kadlec is paid annual compensation of $2,500 to serve as chairman of the Valuation Committee, and Mr. Nielson is paid annual compensation of $2,500 to serve as the chairman of the Nominating and Governance Committee. The chairmen and the Lead Trustee will serve two years before rotating to serve as a chairman of another committee or as Lead Trustee. The additional compensation is allocated equally among each of the trusts in the First Trust Fund Complex.

The following table sets forth the compensation (including reimbursement for travel and out-of-pocket expenses) paid by the Trust and the First Trust Fund Complex to each of the Independent Trustees for the fiscal year ended July 31, 2009 and the calendar year ended December 31, 2008, respectively. The Trust has no retirement or pension plans. The officers and Trustee who are "interested persons" as designated above serve without any compensation from the Trust. The Trust has no employees. Its officers are compensated by First Trust.

                        TOTAL COMPENSATION FROM     TOTAL COMPENSATION FROM
 NAME OF TRUSTEE              THE TRUST(1)      THE FIRST TRUST FUND COMPLEX(2)
 Richard E. Erickson            $10,027                    $180,000
 Thomas R. Kadlec              $  9,583                    $172,500
 Robert F. Keith               $  9,722                    $175,000
 Niel B. Nielson               $  9,713                    $177,297
_______________________
(1) The compensation paid by the Trust to the Trustees for the fiscal year ended July 31, 2009 for services to each Fund of the Trust.

(2) The total compensation paid to the Independent Trustees for the calendar year ended December 31, 2008 for services to the eight portfolios of First Defined Portfolio Fund, LLC, an open-end fund, 14 closed-end funds and 38 series of the Trust, First Trust Exchange-Traded Fund and First Trust Exchange-Traded Fund II, all advised by First Trust.


The following table sets forth the dollar range of equity securities beneficially owned by the Trustees in the Funds and in other funds overseen by the Trustees in the First Trust Fund Complex as of December 31, 2008:


                   DOLLAR RANGE OF EQUITY SECURITIES IN A FUND
                                                     Aggregate Dollar Range of
                                                      Equity Securities in All
                       Dollar Range of Equity          Registered Investment
                        Securities in a Fund       Companies Overseen by Trustee
                       (Number of Shares Held)      in First Trust Fund Complex

Interested Trustee

James A. Bowen                None                       Over $100,000

Independent Trustees

Richard E. Erickson           None                      $50,001-$100,000
Thomas R. Kadlec              None                       Over $100,000
Robert F. Keith               None                      $50,001-$100,000
Niel B. Nielson               None                      $10,0001-$50,000

As December 31, 2008, the Independent Trustees of the Trust and immediate family members do not own beneficially or of record any class of securities of an investment advisor or principal underwriter of the Funds or any person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Funds.

As of October 31, 2009, the officers and Trustees, in the aggregate, owned less than 1% of the Shares of each Fund.

The table set forth as Exhibit A shows the percentage ownership of each shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) who, as of October 31, 2009, owned of record, or is known by the Trust to have owned of record or beneficially 5% or more of the Shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of control. A party that controls a Fund may be able to significantly influence the outcome of any item presented to shareholders for approval.

Information as to beneficial ownership is based on the securities position listing reports as of October 31, 2009. The Funds do not have any knowledge of who the ultimate beneficiaries are of the Shares.

Investment Advisor. First Trust, 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, is the investment advisor to the Funds. First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. Grace Partners of DuPage L.P. is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust discharges its responsibilities subject to the policies of the Board of Trustees.

First Trust provides investment tools and portfolios for advisors and investors. First Trust is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline are deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

First Trust acts as investment advisor for and manages the investment and reinvestment of the assets of the Funds. First Trust also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Pursuant to an investment management agreement (the "Investment Management Agreement") between First Trust and the Trust, each Fund has agreed to pay an annual management fee equal to 0.50% of its average daily net assets.


Each Fund is responsible for all its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, sublicensing fees, brokerage commissions and other expenses connected with executions of portfolio transactions, any distribution fees or expenses and extraordinary expenses that are both unusual in nature and infrequent in their occurrence. First Trust has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 0.70% of average daily net assets until December 31, 2010. Expenses borne and fees waived by First Trust are subject to reimbursement by the Funds up to three years from the date the fee or expense was incurred by each Fund, but no reimbursement payment will be made by the Funds at any time if it would result in a Fund's expenses exceeding 0.70% of average daily net assets.


Under the Investment Management Agreement, First Trust shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if such recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith, or gross negligence on the part of First Trust in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties. The Investment Management Agreement continues until two years after the initial issuance of Fund Shares and thereafter only if approved annually by the Board of Trustees, including a majority of the Independent Trustees. The Investment Management Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Funds by the Board of Trustees, including a majority of the Independent Trustees, or by vote of the holders of a majority of a Fund's outstanding voting securities on 60 days' written notice to First Trust, or by First Trust on 60 days' written notice to the Funds.

The following table sets forth the management fees (net of fee waivers and expense reimbursements) paid by each Fund and the fees waived and expenses reimbursed by First Trust for the specified periods.

                           AMOUNT OF MANAGEMENT FEES (NET OF
                               FEE WAIVERS AND EXPENSE                            AMOUNT OF FEES WAIVED AND EXPENSES
                             REIMBURSEMENTS BY FIRST TRUST)                            REIMBURSED BY FIRST TRUST
                           --------------------------------                       --------------------------------------
                           (FOR THE       (FOR THE       (FOR THE    (FOR THE   (FOR THE     (FOR THE
                            PERIOD         YEAR           YEAR        PERIOD      YEAR         YEAR
                            ENDED          ENDED          ENDED       ENDED       ENDED        ENDED
         FUND              7/31/07)       7/31/08)       7/31/09)    7/31/07)   7/31/08)      7/31/09)
 FIRST TRUST CONSUMER         $0              $0             $0      $48,919    $54,215       $38,005
    DISCRETIONARY
    ALPHADEX(R) FUND

 FIRST TRUST CONSUMER         $0              $0             $0      $49,097    $51,542       $44,268
STAPLES ALPHADEX(R) FUND

  FIRST TRUST ENERGY          $0              $0             $0      $49,595    $59,344       $41,578
    ALPHADEX(R) FUND


 FIRST TRUST FINANCIALS       $0              $0             $0      $48,915    $54,929       $43,241
    ALPHADEX(R) FUND


  FIRST TRUST HEALTH          $0              $0         $6,048      $48,919    $58,261       $55,680
 CARE ALPHADEX(R) FUND

     FIRST TRUST              $0              $0             $0      $49,565    $55,095       $36,527
INDUSTRIALS/ PRODUCER
  DURABLES ALPHADEX(R)
         FUND

FIRST TRUST MATERIALS         $0              $0             $0      $49,119    $53,878       $41,022
    ALPHADEX(R) FUND


                                     - 29 -




                           AMOUNT OF MANAGEMENT FEES (NET OF
                               FEE WAIVERS AND EXPENSE                            AMOUNT OF FEES WAIVED AND EXPENSES
                             REIMBURSEMENTS BY FIRST TRUST)                            REIMBURSED BY FIRST TRUST
                           --------------------------------                       --------------------------------------
                           (FOR THE       (FOR THE       (FOR THE    (FOR THE   (FOR THE     (FOR THE
                            PERIOD         YEAR           YEAR        PERIOD      YEAR         YEAR
                            ENDED          ENDED          ENDED       ENDED       ENDED        ENDED
         FUND              7/31/07)       7/31/08)       7/31/09)    7/31/07)   7/31/08)      7/31/09)

     FIRST TRUST              $0              $0             $0      $48,964    $56,200       $44,308
 TECHNOLOGY ALPHADEX(R)
         FUND

FIRST TRUST UTILITIES         $0              $0         $6,625      $49,113    $54,076       $61,924
    ALPHADEX(R) FUND

FIRST TRUST LARGE CAP         $0              $0         $3,459      $49,175    $74,897       $57,160
 CORE ALPHADEX(R) FUND

 FIRST TRUST MID CAP          $0              $0             $0      $49,625    $68,514       $45,266
 CORE ALPHADEX(R) FUND

FIRST TRUST SMALL CAP         $0              $0             $0      $49,675    $73,550       $43,506
 CORE ALPHADEX(R) FUND

FIRST TRUST LARGE CAP         $0              $0        $22,792      $49,517    $71,210       $62,297
 VALUE OPPORTUNITIES
    ALPHADEX(R) FUND

FIRST TRUST LARGE CAP         $0          $6,220        $32,493      $49,614    $90,402       $55,316
 GROWTH OPPORTUNITIES
    ALPHADEX(R) FUND

FIRST TRUST MULTI CAP         $0              $0             $0      $49,334    $61,560       $70,667
 VALUE ALPHADEX(R) FUND


                                     - 30 -




                           AMOUNT OF MANAGEMENT FEES (NET OF
                               FEE WAIVERS AND EXPENSE                            AMOUNT OF FEES WAIVED AND EXPENSES
                             REIMBURSEMENTS BY FIRST TRUST)                            REIMBURSED BY FIRST TRUST
                           --------------------------------                       --------------------------------------
                           (FOR THE       (FOR THE       (FOR THE    (FOR THE   (FOR THE     (FOR THE
                            PERIOD         YEAR           YEAR        PERIOD      YEAR         YEAR
                            ENDED          ENDED          ENDED       ENDED       ENDED        ENDED
         FUND              7/31/07)       7/31/08)       7/31/09)    7/31/07)   7/31/08)      7/31/09)

FIRST TRUST MULTI CAP         $0              $0             $0      $50,158    $63,201       $49,485
GROWTH ALPHADEX(R) FUND

Investment Committee. The Investment Committee of First Trust is primarily responsible for the day-to-day management of the Funds. There are currently six members of the Investment Committee, as follows:

                                               LENGTH
                     POSITION WITH             OF SERVICE WITH  PRINCIPAL OCCUPATION
NAME                 FIRST TRUST               FIRST TRUST      DURING PAST FIVE YEARS

Daniel J. Lindquist  Senior Vice President     Since 2004       Senior Vice President
                                                                (September 2005 to Present),
                                                                Vice President (April 2004 to
                                                                September 2005) First Trust
                                                                Advisors L.P. and First Trust
                                                                Portfolios L.P.

Robert F. Carey      Chief Investment Officer  Since 1991       Chief Investment Officer and
                     and Senior Vice President                  Senior Vice President, First
                                                                Trust Advisors L.P. and First
                                                                Trust Portfolios L.P.

Jon C. Erickson      Senior Vice President     Since 1994       Senior Vice President, First
                                                                Trust Advisors L.P.  and First
                                                                Trust Portfolios L.P.

David G. McGarel     Senior Vice President     Since 1997       Senior Vice President, First
                                                                Trust Advisors L.P.  and First
                                                                Trust Portfolios L.P.

Roger F. Testin      Senior Vice President     Since 2001       Senior Vice President, First
                                                                Trust Advisors L.P.  and First
                                                                Trust Portfolios L.P.

Stan Ueland          Vice President            Since 2005       Vice President (August 2005 to
                                                                Present), First Trust Advisors
                                                                L.P. and First Trust
                                                                Portfolios L.P.; Vice
                                                                President, (May 2004 to August


                                     - 31 -




                                               LENGTH
                     POSITION WITH             OF SERVICE WITH  PRINCIPAL OCCUPATION
NAME                 FIRST TRUST               FIRST TRUST      DURING PAST FIVE YEARS

                                                                2005), BondWave LLC (Software
                                                                Development Company/Investment
                                                                Advisor)


Daniel J. Lindquist: Mr. Lindquist is Chairman of the Investment Committee and presides over Investment Committee meetings. Mr. Lindquist is also responsible for overseeing the implementation of the Funds' investment strategies.

David G. McGarel: As the head of First Trust's Strategy Research Group, Mr. McGarel is responsible for developing and implementing quantitative investment strategies for those funds that have investment policies that require them to follow such strategies.

Jon C. Erickson: As the head of First Trust's Equity Research Group, Mr. Erickson is responsible for determining the securities to be purchased and sold by funds that do not utilize quantitative investment strategies.

Roger F. Testin: As head of First Trust's Portfolio Management Group, Mr. Testin is responsible for executing the instructions of the Strategy Research Group and Equity Research Group in the Funds' portfolios.

Robert F. Carey: As First Trust's Chief Investment Officer, Mr. Carey consults with the Investment Committee on market conditions and First Trust's general investment philosophy.

Stan Ueland: Mr. Ueland plays an important role in executing the investment strategies of each of the exchange-traded funds advised by First Trust.

No member of the Investment Committee beneficially owns any Shares of a Fund.

Compensation. The compensation structure for each member of the Investment Committee is based upon a fixed salary as well as a discretionary bonus determined by the management of First Trust. Salaries are determined by management and are based upon an individual's position and overall value to the firm. Bonuses are also determined by management and are based upon an individual's overall contribution to the success of the firm and the profitability of the firm. Salaries and bonuses for members of the Investment Committee are not based upon criteria such as performance of the Funds or the value of assets included in the Funds' portfolios. In addition, Mr. Carey, Mr. Erickson, Mr. Lindquist and Mr. McGarel also have an indirect ownership stake in the firm and will therefore receive their allocable share of ownership-related distributions.

The Investment Committee manages the other investment vehicles with the number of accounts and assets, as of December 31, 2008, set forth in the table below:

                    ACCOUNTS MANAGED BY INVESTMENT COMMITTEE

                              REGISTERED               OTHER POOLED
                              INVESTMENT               INVESTMENT
                              COMPANIES                VEHICLES            OTHER ACCOUNTS
                              NUMBER OF                NUMBER OF           NUMBER OF
                              ACCOUNTS                 ACCOUNTS            ACCOUNTS
INVESTMENT COMMITTEE MEMBER   ($ ASSETS)               ($ ASSETS)          ($ ASSETS)
Robert F. Carey               48 ($2,524,434,418)      6 ($304,110,565)    4,631 ($750,232,382)

Roger F. Testin               48 ($2,524,434,418)      6 ($304,110,565)    4,631 ($750,232,382)

Jon C. Erickson               48 ($2,524,434,418)      6 ($304,110,565)    4,631 ($750,232,382)

David G. McGarel              48 ($2,524,434,418)      6 ($304,110,565)    4,631 ($750,232,382)

Daniel J. Lindquist           48 ($2,524,434,418)      6 ($304,110,565)    4,631 ($750,232,382)

Stan Ueland                   22 ($613,739,703)        N/A                 N/A

____________________

None of the accounts managed by the Investment Committee pay an advisory fee that is based upon the performance of the account. In addition, First Trust believes that there are no material conflicts of interest that may arise in connection with the Investment Committee's management of the Funds' investments and the investments of the other accounts managed by the Investment Committee. However, because the investment strategy of the Funds and the investment strategies of many of the other accounts managed by the Investment Committee are based on fairly mechanical investment processes, the Investment Committee may recommend that certain clients sell and other clients buy a given security at the same time. In addition, because the investment strategies of the Funds and other accounts managed by the Investment Committee generally result in the clients investing in readily available securities, First Trust believes that there should not be material conflicts in the allocation of investment opportunities between the Funds and other accounts managed by the Investment Committee.


                              BROKERAGE ALLOCATIONS

First Trust is responsible for decisions to buy and sell securities for the Funds and for the placement of the Funds' securities business, the negotiation of the commissions to be paid on brokered transactions, the prices for principal trades in securities, and the allocation of portfolio brokerage and principal business. It is the policy of First Trust to seek the best execution at the best security price available with respect to each transaction, and with respect to brokered transactions in light of the overall quality of brokerage and research services provided to First Trust and its clients. The best price to a Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Purchases may be made from underwriters, dealers, and, on occasion, the issuers. Commissions will be paid on a Fund's Futures and options transactions, if any. The purchase price of portfolio securities purchased from an underwriter or dealer may include underwriting commissions and dealer spreads. The Funds may pay mark-ups on principal transactions. In selecting broker/dealers and in negotiating commissions, First Trust considers, among other things, the firm's reliability, the quality of its execution services on a continuing basis and its financial condition. Fund portfolio transactions may be effected with broker/dealers who have assisted investors in the purchase of Shares.

Section 28(e) of the 1934 Act permits an investment advisor, under certain circumstances, to cause an account to pay a broker or dealer who supplies brokerage and research services a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction. Brokerage and research services include (a) furnishing advice as to the value of securities, the advisability of investing, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). Such brokerage and research services are often referred to as "soft dollars." First Trust has advised the Board of Trustees that it does not currently intend to use soft dollars.

Notwithstanding the foregoing, in selecting brokers, First Trust may in the future consider investment and market information and other research, such as economic, securities and performance measurement research, provided by such brokers, and the quality and reliability of brokerage services, including execution capability, performance, and financial responsibility. Accordingly, the commissions charged by any such broker may be greater than the amount another firm might charge if First Trust determines in good faith that the amount of such commissions is reasonable in relation to the value of the research information and brokerage services provided by such broker to First Trust or the Trust. In addition, First Trust must determine that the research information received in this manner provides the Funds with benefits by supplementing the research otherwise available to the Funds. The Investment Management Agreement provides that such higher commissions will not be paid by the Funds unless the Advisor determines in good faith that the amount is reasonable in relation to the services provided. The investment advisory fees paid by the Funds to First Trust under the Investment Management Agreement would not be reduced as a result of receipt by First Trust of research services.

First Trust places portfolio transactions for other advisory accounts advised by it, and research services furnished by firms through which the Funds effect their securities transactions may be used by First Trust in servicing all of its accounts; not all of such services may be used by First Trust in connection with the Funds. First Trust believes it is not possible to measure separately the benefits from research services to each of the accounts (including the Funds) advised by it. Because the volume and nature of the trading activities of the accounts are not uniform, the amount of commissions in excess of those charged by another broker paid by each account for brokerage and research services will vary. However, First Trust believes such costs to the Funds will not be disproportionate to the benefits received by the Funds on a continuing basis. First Trust seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by the Funds and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Funds. In making such allocations between the Funds and other advisory accounts, the main factors considered by First Trust are the respective investment objectives, the relative size of portfolio holding of the same or comparable securities, the availability of cash for investment and the size of investment commitments generally held.

BROKERAGE COMMISSIONS

The following table sets forth the aggregate amount of brokerage commissions paid by each Fund for the specified periods. The amount of brokerage commissions paid by each Fund was higher for the fiscal year ended July 31, 2009 than for the fiscal periods ended July 31, 2008 and 2007. These differences were primarily caused by increased securities sales due to higher market volatility during the fiscal year ended July 31, 2009 and the fact that the fiscal year ended July 31, 2007 was a shortened fiscal period in that the Funds commenced operations on May 8, 2007.

                                                                      AGGREGATE AMOUNT OF
                                                                     BROKERAGE COMMISSIONS
                                                                     -----------------------

                                              (FOR THE FISCAL      (FOR THE FISCAL     (FOR THE FISCAL
                                               PERIOD ENDED         YEAR ENDED           YEAR ENDED
                  FUND                        JULY 31, 2007)       JULY 31, 2008)       JULY 31, 2009)
  FIRST TRUST CONSUMER DISCRETIONARY              $701                $2,205             $9,140
  ALPHADEX(R) FUND

  FIRST TRUST CONSUMER STAPLES ALPHADEX(R)         $48                $3,973             $7,672
  FUND

  FIRST TRUST ENERGY ALPHADEX(R) FUND              $35                $2,255             $9,449

  FIRST TRUST FINANCIALS ALPHADEX(R) FUND         $471                $1,588            $12,902

  FIRST TRUST HEALTH CARE ALPHADEX(R) FUND        $554                $3,243            $15,073

  FIRST TRUST INDUSTRIALS/PRODUCER                $667                $3,119             $5,589
  DURABLES ALPHADEX(R) FUND

  FIRST TRUST MATERIALS ALPHADEX(R) FUND           $89                $1,727             $9,471

  FIRST TRUST TECHNOLOGY ALPHADEX(R) FUND         $283                $5,593            $19,642


                                     - 35 -




                                                                      AGGREGATE AMOUNT OF
                                                                     BROKERAGE COMMISSIONS
                                                                     -----------------------

                                              (FOR THE FISCAL      (FOR THE FISCAL     (FOR THE FISCAL
                                               PERIOD ENDED         YEAR ENDED           YEAR ENDED
                  FUND                        JULY 31, 2007)       JULY 31, 2008)       JULY 31, 2009)

  FIRST TRUST UTILITIES ALPHADEX(R) FUND           $36                 $2,437            $22,851

  FIRST TRUST LARGE CAP CORE ALPHADEX(R) FUND     $127                 $7,849            $17,196

  FIRST TRUST MID CAP CORE ALPHADEX(R) FUND       $348                 $6,528            $13,660

  FIRST TRUST SMALL CAP CORE ALPHADEX(R) FUND     $247                 $8,875            $14,971

  FIRST TRUST LARGE CAP VALUE                      $64                $10,492            $33,897
  OPPORTUNITIES ALPHADEX(R) FUND

  FIRST TRUST LARGE CAP GROWTH                     $13                $13,245            $20,843
  OPPORTUNITIES ALPHADEX(R) FUND

  FIRST TRUST MULTI CAP VALUE ALPHADEX(R)         $129                 $4,942            $12,171
  FUND

  FIRST TRUST MULTI CAP GROWTH ALPHADEX(R)        $293                 $6,002             $8,881
  FUND

Administrator. The Bank of New York Mellon Corporation ("BONY") serves as Administrator for the Funds. Its principal address is 101 Barclay St., New York, NY 10286.

BONY serves as Administrator for the Trust pursuant to a Fund Administration and Accounting Agreement. Under such agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board of Trustees reasonably deems necessary for the proper administration of the Trust and the Funds. BONY will generally assist in all aspects of the Trust's and the Funds' operations; supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supply supporting documentation for meetings of the Board of Trustees; and provide monitoring reports and assistance regarding compliance with federal and state securities laws.

Pursuant to the Fund Administration and Accounting Agreement, the Trust on behalf of the Funds has agreed to indemnify the Administrator for certain liabilities, including certain liabilities arising under the federal securities laws, unless such loss or liability results from negligence or willful misconduct in the performance of its duties.

Pursuant to the Fund Administration and Accounting Agreement between BONY and the Trust, the Funds have agreed to pay such compensation as is mutually agreed from time to time and such out-of-pocket expenses as incurred by BONY in the performance of its duties. This fee is subject to reduction for assets over $1 billion. The following table sets forth the aggregate amount paid by each Fund to BONY under the Fund Administration and Accounting Agreement.


PERIOD                                 AGGREGATE AMOUNT PAID TO ADMINISTRATOR

Period ended July 31, 2007             $5,168

Year ended July 31, 2008               $122,937

Year ended July 31, 2009               $144,716

The Trust, on behalf of the Funds, has entered into an agreement with PNC Global Investment Servicing (U.S.) Inc. ("PNC"), 301 Bellevue Parkway, Wilmington, Delaware 19809, whereby PNC provides certain board administrative services to the Trust in connection with the Board's meetings and other related matters.


         CUSTODIAN, DISTRIBUTOR, TRANSFER AGENT, FUND ACCOUNTING AGENT,
                          INDEX PROVIDERS AND EXCHANGE

Custodian. BONY , as custodian for the Funds pursuant to a Custody Agreement, holds each Fund's assets. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency and Service Agreement. As the Funds' accounting agent, BONY calculates the NAV of Shares and calculates net income and realized capital gains or losses. BONY may be reimbursed by the Funds for its out-of-pocket expenses.

Distributor. First Trust Portfolios is the distributor (the "Distributor") and principal underwriter of the Shares of the Funds. Its principal address is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187. The Distributor has entered into a Distribution Agreement with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Funds through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

The Advisor may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of Shares. The Advisor's available resources to make these payments include profits from advisory fees received from the Funds. The services the Advisor may pay for include, but are not limited to, advertising and attaining access to certain conferences and seminars, as well as being presented with the opportunity to address investors and industry professionals through speeches and written marketing materials.

For the fiscal years ended July 31, 2007, 2008 and 2009, there were no underwriting commissions with respect to the sale of Fund Shares, and First Trust Portfolios did not receive compensation on redemptions for the Funds for those periods.

12b-1 Plan. The Trust has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act (the "Plan") pursuant to which the Funds may reimburse the Distributor up to a maximum annual rate of 0.25% their average daily net assets.

Under the Plan and as required by Rule 12b-1, the Trustees will receive and review after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

The Plan was adopted in order to permit the implementation of the Funds' method of distribution. However, no such fee is currently paid by a Fund and pursuant to a contractual agreement, the Funds will not pay 12b-1 fees any time before December 31, 2010.

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this SAI to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository for Fund Shares" below).

Index Providers. The Index that each of the AlphaDEX(R) Sector Funds seeks to track is compiled by NYSE Euronext. The Index that each of the AlphaDEX(R) Style Funds seeks to track is compiled by S&P.

The Index Providers are not affiliated with the Funds, First Trust Portfolios or First Trust. Each Fund is entitled to use the applicable Index pursuant to a sublicensing arrangement by and among each Fund, its respective Index Provider, First Trust and First Trust Portfolios, which in turn has a license agreement with each Index Provider.

AlphaDEX(R) Sector Funds. Each of the StrataQuant(R) Series indices is a registered trademark of NYSE Euronext and is licensed for use by First Trust Portfolios. First Trust Portfolios sublicenses the StrataQuant(R) Series indices to the AlphaDEX(R) Sector Funds and to First Trust. The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by NYSE Euronext. NYSE Euronext makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or the AlphaDEX(R) Sector Funds particularly or as to the result to be obtained by any person from the use of the StrataQuant(R) Series in connection with the trading of the AlphaDEX(R) Sector Funds.

First Trust Portfolios has licensed to Archipelago, free of charge, the right to use certain intellectual property owned by First Trust Portfolios, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the creation of the StrataQuant(R) Series indices. A patent application with respect to the AlphaDEX(R) stock selection method is pending at the United States Patent and Trademark Office.

Notwithstanding such license, NYSE Euronext (following the acquisition of AMEX by NYSE Euronext) is solely responsible for the creation, compilation and administration of the StrataQuant(R) Series indices and has the exclusive right to determine the stocks included in the indices and the indices' methodologies.

The AlphaDEX(R) Sector Funds are not sponsored, endorsed, sold or promoted by Frank Russell Company ("Underlying Index Provider") or by the Index Provider. Neither Underlying Index Provider nor Index Provider makes any representation or warranty, express or implied, to the owners of the AlphaDEX(R) Sector Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Sector Funds particularly or the ability of any of the StrataQuant(R) Series to track general stock market performance or a segment of the same. Index Provider's publication of the StrataQuant(R) Series in no way suggests or implies an opinion by Underlying Index Provider or by Index Provider as to the advisability of investment in any or all of the securities upon which the StrataQuant(R) Series is based. Index Provider's only relationship to First Trust Portfolios is the licensing of certain trademarks and trade names of Index Provider and of the AlphaDEX(R) Series which is determined, composed and calculated by Index Provider without regard to First Trust Portfolios, First Trust or the AlphaDEX(R) Sector Funds. Underlying Index Provider and Index Provider are not responsible for and have not reviewed the AlphaDEX(R) Sector Funds nor any associated literature or publications and make no representation or warranty express or implied as to their accuracy or completeness, or otherwise. Underlying Index Provider reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the StrataQuant(R) Series. Underlying Index Provider and Index Provider have no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Sector Funds.

INDEX PROVIDER DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. INDEX PROVIDER MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST PORTFOLIOS, FIRST TRUST, INVESTORS, OWNERS OF THE ALPHADEX(R) SECTOR FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. INDEX PROVIDER MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE STRATAQUANT(R) SERIES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL INDEX PROVIDER HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

AlphaDEX(R) Style Funds. First Trust Portfolios has licensed to S&P, free of charge, the right to use certain intellectual property owned by First Trust Portfolios, including the AlphaDEX(R) trademark and the AlphaDEX(R) stock selection method, in connection with the S&P's creation of the Defined Index Series. A patent application with respect to the AlphaDEX(R) stock selection method is pending at the United States Patent and Trademark Office.

Notwithstanding such license, S&P is solely responsible for the creation, compilation and administration of the Defined Index Series and has the exclusive right to determine the stocks included in the indices and the indices' methodologies.

The AlphaDEX(R) Style Funds are not sponsored, endorsed, sold or promoted by S&P. S&P makes no representation or warranty, express or implied, to the owners of the AlphaDEX(R) Style Funds or any member of the public regarding the advisability of investing in securities generally or in the AlphaDEX(R) Style Funds particularly or the ability of the Defined Index Series to track general stock market performance or a segment of the same. S&P's publication of the Defined Index Series in no way suggests or implies an opinion by S&P as to the advisability of investment in any or all of the securities upon which the Defined Index Series is based. S&P's only relationship to First Trust Portfolios is the licensing of certain trademarks and trade names of S&P and of the Defined Index Series, which is determined, composed and calculated by S&P without regard to First Trust Portfolios or the AlphaDEX(R) Style Funds. S&P is not responsible for and has not reviewed the AlphaDEX(R) Style Funds nor any associated literature or publications and S&P makes no representation or warranty express or implied as to their accuracy or completeness, or otherwise. S&P reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Defined Index Series. S&P has no obligation or liability in connection with the administration, marketing or trading of the AlphaDEX(R) Style Funds.

S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS DO NOT GUARANTEE THE ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DEFINED INDEX SERIES OR ANY

DATA INCLUDED THEREIN AND S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, DELAYS OR INTERRUPTIONS THEREIN. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST PORTFOLIOS, INVESTORS, OWNERS OF THE ALPHADEX(R) STYLE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DEFINED INDEX SERIES OR ANY DATA INCLUDED THEREIN. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DEFINED INDEX SERIES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"AlphaDEX(R)" is a trademark of First Trust Portfolios. The Trust and First Trust on behalf of the Funds have been granted the right by First Trust Portfolios to use the name "AlphaDEX(R)" for certain purposes.

Exchange. The only relationship that NYSE Arca has with First Trust or the Distributor of the Funds in connection with the Funds is that NYSE Euronext, an affiliate of NYSE Arca, is the Index Provider for the AlphaDEX(R) Sector Funds, and NYSE Arca lists the Shares of the Funds pursuant to its listing agreement with the Trust. NYSE Arca is not responsible for and has not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. NYSE Arca has no obligation or liability in connection with the administration, marketing or trading of the Funds.


                             ADDITIONAL INFORMATION

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of The Depository Trust Company ("DTC") or its nominee, Cede & Co., and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (the "NYSE")

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and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to a letter agreement between DTC and the Trust, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participants a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.


                      PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Funds are voted consistently and solely in the best economic interests of the Funds.

A senior member of First Trust is responsible for oversight of the Funds' proxy voting process. First Trust has engaged the services of ISS Governance Services, a division of RiskMetrics Group, Inc. ("ISS"), to make recommendations to First Trust on the voting of proxies relating to securities held by the Funds. ISS provides voting recommendations based upon established guidelines and practices. First Trust reviews ISS recommendations and frequently follows the ISS recommendations. However, on selected issues, First Trust may not vote in accordance with the ISS recommendations when First Trust believes that specific ISS recommendations are not in the best interests of the Funds. If First Trust manages the assets of a company or its pension plan and any of First Trust's clients hold any securities of that company, First Trust will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest.

First Trust has adopted the ISS Proxy Voting Guidelines. While these guidelines are not intended to be all-inclusive, they do provide guidance on First Trust's general voting policies.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available upon request and without charge on the Funds' website at http://www.ftportfolios.com, by calling (800) 621-1675 or by accessing the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. Form N-Q for the Trust is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Trust's Form N-Q is available without charge, upon request, by calling (800) 621-1675 or (800) 983-0903 or by writing to First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

Policy Regarding Disclosure of Portfolio Holdings. The Trust has adopted a policy regarding the disclosure of information about each Fund's portfolio holdings. The Board of Trustees must approve all material amendments to this policy. Each Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated each day the NYSE is open for trading via the National Securities Clearing Corporation ("NSCC"). The basket represents one

Creation Unit of a Fund. Each Fund's portfolio holdings are also available on the Funds' website at http://www.ftportfolios.com. The Trust, First Trust and BONY will not disseminate non-public information concerning the Trust.

Codes of Ethics. In order to mitigate the possibility that the Funds will be adversely affected by personal trading, the Trust, First Trust and the Distributor have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics contain policies restricting securities trading in personal accounts of the officers, Trustees and others who normally come into possession of information on portfolio transactions. These Codes of Ethics are on public file with, and are available from, the SEC.


              CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this SAI, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund may consist of (i) cash in lieu of all or a portion of the Deposit Securities, as defined below, and/or (ii) a designated portfolio of equity securities determined by First Trust--the "Deposit Securities"--per each Creation Unit Aggregation constituting a substantial replication of the stocks included in the underlying index ("Fund Securities") and generally an amount of cash--the "Cash Component"--computed as described below. Together, the Deposit Securities and the Cash Component (including the cash in lieu amount) constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the Balancing Amount. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"--an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC (discussed below), makes available on each Business Day, prior to the opening of business of the NYSE (currently 9:30 a.m., Eastern Time), the list of the names and the required number of shares of each

Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for a Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of a Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within a Fund from time to time by First Trust with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the component stocks of the underlying index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash--i.e., a "cash in lieu" amount--to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC and hence not eligible for transfer through the Clearing Process (discussed below) will at the expense of a Fund and will affect the value of all Shares; but First Trust, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to First Trust on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the underlying index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of a Fund.

Procedures for Creation of Creation Unit Aggregations. In order to be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor and transfer agent, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations, whether through the Clearing Process (through a Participating Party) or outside the Clearing Process (through a DTC Participant), must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern Time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of the Funds as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m. Eastern Time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the Placement of Creation Orders Using Clearing Process and the Placement of Creation Orders Outside Clearing Process sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time in order to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by First Trust and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of a Fund by no later than 11:00 a.m., Eastern Time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern Time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted in order to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern Time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern Time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Funds for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked-to-market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern Time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Funds for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor with respect to a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of the Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or First Trust, have an adverse effect on the Trust or the rights of Beneficial Owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and First Trust make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, First Trust, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits, nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Purchasers of Creation Units will be required to pay a standard creation transaction fee (the "Creation Transaction Fee"), described below, payable to BONY regardless of the number of Creation Units. An additional variable fee of up to three times the Creation Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to transactions effected outside of the Clearing Process (i.e., through a DTC Participant) or to the extent that cash is used in lieu of securities to purchase Creation Units. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. The standard creation transaction fee is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

                NUMBER OF SECURITIES             CREATION
                 IN A CREATION UNIT            TRANSACTION FEE
                         1-100                       $500
                       101-200                     $1,000
                       201-300                     $1,500
                       301-400                     $2,000
                       401-500                     $2,500
                       501-600                     $3,000
                       601-700                     $3,500

Redemption of Fund Shares In Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial Owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to the Funds, the Custodian, through the NSCC, makes available prior to the opening of business on the NYSE (currently 9:30 a.m., Eastern Time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities--as announced on the Business Day of the request for redemption received in proper form--plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of a Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee (the "Redemption Transaction Fee") is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable fee of up to three times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by a Fund with respect to redemptions effected outside of the Clearing Process or to the extent that redemptions are for cash. A Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities; however, a Fund may, in its discretion, reject any such request. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee for such services.

The standard redemption transaction fee is based on the number of different securities in a Creation Unit according to the fee schedule set forth below:

            NUMBER OF SECURITIES                    REDEMPTION
             IN A CREATION UNIT                   TRANSACTION FEE
                     1-100                              $500
                   101-200                            $1,000
                   201-300                            $1,500
                   301-400                            $2,000
                   401-500                            $2,500
                   501-600                            $3,000
                   601-700                            $3,500

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Unit Aggregations using the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time, on such Transmittal Date, and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of a Fund as next determined. An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern Time, (for the Fund Shares) on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern Time for any Cash Component, if any owed to a Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth in this SAI under "Determination of NAV" computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of a Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, either (i) the requisite number of Shares of a Fund are not delivered by the DTC Cut-Off-Time, as described above, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the

Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day following the Transmittal Date provided that the Fund Shares of a Fund are delivered through DTC to the Custodian by 11:00 a.m. the following Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of a Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). The Funds may also, in their sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of Shares or delivery instructions.

The chart below describes in further detail the placement of redemption orders outside the clearing process.

                           TRANSMITTAL            NEXT BUSINESS            SECOND BUSINESS          THIRD BUSINESS
                           DATE (T)               DAY (T+1)                DAY (T+2)                DAY (T+3)
 CREATION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m.              No action.               No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order must be                                                            delivered.
                           received by the
                           Distributor.

 CUSTOM ORDERS             3:00 p.m.              No action.               No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order must be                                                            delivered.
                           received by the
                           Distributor.

                           Orders received
                           after 3:00 p.m.
                           will be treated as
                           standard orders.


                                     - 52 -




                           TRANSMITTAL            NEXT BUSINESS            SECOND BUSINESS          THIRD BUSINESS
                           DATE (T)               DAY (T+1)                DAY (T+2)                DAY (T+3)

 CREATION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order in proper        Deposit Securities must                           delivered.
                           form must be           be received by a Fund's
                           received by the        account through DTC.
                           Distributor.

                                                  2:00 p.m. (ET)

                                                  Cash Component must be
                                                  received by the Custodian.

 STANDARD ORDERS CREATED   4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               1:00 p.m.
 IN ADVANCE OF RECEIPT
 BY THE TRUST OF ALL OR    Order in proper        Available Deposit                                 Missing Deposit
 A PORTION OF THE          form must be           Securities.                                       Securities are due to
 DEPOSIT SECURITIES        received by the                                                          the Trust or the Trust
                           Distributor.           Cash in an amount equal                           may use cash on deposit
                                                  to the sum of (i) the                             to purchase missing
                                                  Cash Component, plus                              Deposit Securities.
                                                  (ii) 115% of the market
                                                  value of the                                      Creation Unit
                                                  undelivered Deposit                               Aggregations will be
                                                  Securities.                                       delivered.

 CUSTOM ORDERS             3:00 p.m.              11:00 a.m. (ET)          No action.               Creation Unit
                                                                                                    Aggregations will be
                           Order in proper        Deposit Securities must                           delivered.
                           form must be           be received by a Fund's
                           received by the        account through DTC.
                           Distributor.

                           Order received         2:00 p.m. (ET)
                           after 3:00 p.m.
                           will be treated as     Cash Component must be
                           standard orders.       received by the Orders
                                                  Custodian.

 REDEMPTION THROUGH NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         No action.               No action.               Fund Securities and Cash
                                                                                                    Redemption Amount will
                           Order must be                                                            be transferred.
                           received by the
                           Transfer Agent.

                           Orders received
                           after 4:00 p.m.
                           (ET) will be deemed
                           received on the
                           next business day
                           (T+1)

 CUSTOM ORDERS             3:00 p.m. (ET)         No action.               No action.               Fund Securities and Cash
                                                                                                    Redemption Amount will
                           Order must be                                                            be transferred.
                           received by the
                           Transfer Agent

                           Order received
                           after 3:00 p.m.
                           will be treated as
                           standard orders.


                                     - 53 -




                           TRANSMITTAL            NEXT BUSINESS            SECOND BUSINESS          THIRD BUSINESS
                           DATE (T)               DAY (T+1)                DAY (T+2)                DAY (T+3)

 REDEMPTION OUTSIDE NSCC

 STANDARD ORDERS           4:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Fund Securities and Cash
                                                                                                    Redemption Amount is
                           Order must be          Fund Shares must be                               delivered to the
                           received by the        delivered through DTC                             redeeming beneficial
                           Transfer Agent.        to the Custodian.                                 owner.

                           Order received         2:00 p.m.
                           after 4:00 p.m.
                           (ET) will be deemed    Cash Component, if any,
                           received on the        is due.
                           next business day
                           (T+1).

                                                  *If the order is not in proper
                                                  form or the Fund Shares are
                                                  not delivered, then the order
                                                  will not be deemed received as
                                                  of T.

 CUSTOM ORDERS             3:00 p.m. (ET)         11:00 a.m. (ET)          No action.               Fund Securities and Cash
                                                                                                    Redemption Amount is
                           Order must be          Fund Shares must be                               delivered to the
                           received by the        delivered through DTC                             redeeming beneficial
                           Transfer Agent.        to the Custodian.                                 owner.

                           Order received         2:00 p.m.
                           after 3:00 p.m.
                           will be treated as     Cash Component, if any,
                           standard orders.       is due.

                                                  *If the order is not in proper
                                                  form or the Fund Shares are
                                                  not delivered, then the order
                                                  will not be deemed received as
                                                  of T.


                               FEDERAL TAX MATTERS

This section summarizes some of the main U.S. federal income tax consequences of owning Shares of a Fund. This section is current as of the date of the Prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. This may not be sufficient for prospective investors to use for the purpose of avoiding penalties under federal tax law.

As with any investment, prospective investors should seek advice based on their individual circumstances from their own tax advisor.

Each Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").

To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, each Fund must, among other things,
(a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies or other income derived with respect to its business of investing in such stock, securities or currencies, or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of each Fund's assets is represented by cash and cash items (including receivables), U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of each Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer, or two or more issuers which a Fund controls which are engaged in the same, similar or related trades or businesses, or the securities of one or more of certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest and net short-term capital gains in excess of net long-term capital losses) and at least 90% of its net tax-exempt interest income each taxable year.

As regulated investment companies, the Funds generally will not be subject to U.S. federal income tax on their investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that they distribute to shareholders. The Funds intend to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If a Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, each Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. In order to prevent application of the excise tax, the Funds intend to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by a Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

If a Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income.

DISTRIBUTIONS

Dividends paid out of the Funds' investment company taxable income are generally taxable to a shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions received from a Fund may be taxed at capital gains tax rates. In particular, ordinary income dividends received by an individual shareholder from regulated investment companies such as the Funds are generally taxed at the same rates that apply to net capital gain, provided that certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by each Fund itself. Dividends received by the Funds from REITs and foreign corporations are qualifying dividends eligible for this lower tax rate only in certain circumstances.

These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011. The Funds will provide notice to its shareholders of the amount of any distributions which may be taken into account as a dividend which is eligible for the capital gains tax rates. The Funds cannot make any guarantees as to the amount of any distribution which will be regarded as a qualifying dividend.

A corporation that owns Shares generally will not be entitled to the dividends received deduction with respect to many dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies. However, certain ordinary income dividends on Shares that are attributable to qualifying dividends received by the Funds from certain domestic corporations may be designated by the Funds as being eligible for the dividends received deduction.

Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund Shares. Shareholders receiving distributions in the form of additional Shares, rather than cash, generally will have a cost basis in each such Share equal to the value of a Share of the Fund on the reinvestment date. A distribution of an amount in excess of a Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's basis in his or her Shares. To the extent that the amount of any such distribution exceeds the shareholder's basis in his or her Shares, the excess will be treated by the shareholder as gain from a sale or exchange of the Shares.

Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional Shares will receive a report as to the value of those Shares.

SALE OR EXCHANGE OF FUND SHARES

Upon the sale or other disposition of Shares of the Funds, which a shareholder holds as a capital asset, such a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the Shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the Shares have been held for more than one year.

Any loss realized on a sale or exchange will be disallowed to the extent that Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of Shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund Shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of long-term capital gain received by the shareholder with respect to such Shares.

TAXES ON PURCHASE AND REDEMPTION OF CREATION UNITS

If a shareholder exchanges equity securities for Creation Units the shareholder will generally recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the shareholder's aggregate basis in the securities surrendered and the Cash Component paid. If a shareholder exchanges Creation Units for equity securities, then the shareholder will generally recognize a gain or loss equal to the difference between the shareholder's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units or Creation Units for securities cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position.

NATURE OF FUND INVESTMENTS

Certain of the Funds' investment practices are subject to special and complex federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (ii) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (iii) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (iv) cause the Funds to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (vi) adversely alter the characterization of certain complex financial transactions.

FUTURES CONTRACTS AND OPTIONS

The Funds' transactions in Futures Contracts and options will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Funds (i.e., may affect whether gains or losses are ordinary or capital, or short-term or long-term), may accelerate recognition of income to the Funds and may defer Fund losses. These rules could, therefore, affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Funds to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out), and (b) may cause the Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement for qualifying to be taxed as a regulated investment company and the 98% distribution requirement for avoiding excise taxes.

INVESTMENTS IN CERTAIN FOREIGN CORPORATIONS

If a Fund holds an equity interest in any "passive foreign investment companies" ("PFICs"), which are generally certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, certain rents and royalties or capital gains) or that hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to U.S. federal income tax and additional interest charges on gains and certain distributions with respect to those equity interests, even if all the income or gain is timely distributed to its Unitholders. A Fund will not be able to pass through to its Unitholders any credit or deduction for such taxes. A Fund may be able to make an election that could ameliorate these adverse tax consequences. In this case, the Fund would recognize as ordinary income any increase in the value of such PFIC shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under this election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the distribution requirement and would be taken into account for purposes of the 4% excise tax (described above). Dividends paid by PFICs will not be treated as qualified dividend income.

BACKUP WITHHOLDING

The Funds may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Funds with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

U.S. taxation of a shareholder who, as to the United States, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of a Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

Income Not Effectively Connected. If the income from a Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to a U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions.

Distributions of capital gain dividends and any amounts retained by a Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements. However, this 30% tax on capital gains of nonresident alien individuals who are physically present in the United States for more than the 182 day period only applies in exceptional cases because any individual present in the United States for more than 182 days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the, graduated rates applicable to U.S. citizens, rather than the 30% U.S. tax. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Funds may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Funds in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements.

Dividends paid by the Funds to shareholders who are nonresident aliens or foreign entities and that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by the Funds as "interest-related dividends" or "short-term capital gain dividends," will generally not be subject to United States withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. In addition, capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to United States withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a United States tax return. The provisions contained in the legislation relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of the Funds beginning after December 31, 2004 and before January 1, 2010.

Income Effectively Connected. If the income from a Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Funds which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Funds will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.

OTHER TAXATION

Fund shareholders may be subject to state, local and foreign taxes on their Fund distributions. Shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Funds.


                              DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Under normal circumstances, daily calculation of the NAV will utilize the last closing price of each security held by the Fund at the close of the market on which such security is principally listed. In determining NAV, portfolio securities for a Fund for which accurate market quotations are readily available will be valued by the Fund accounting agent as follows:

                   (1) Common stocks and other equity securities listed on any national or foreign exchange other than NASDAQ(R) and the London Stock Exchange ("AIM") will be valued at the last sale price on the business day as of which such value is being determined. Securities listed on NASDAQ(R) or AIM are valued at the official closing price on the business day as of which such value is being determined. If there has been no sale on such day, or no official closing price in the case of securities traded on NASDAQ(R) and AIM, the securities are valued at the mean of the most recent bid and ask prices on such day. Portfolio securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

                   (2) Securities traded in the over-the-counter market are valued at their closing bid prices.

                   (3) Exchange-traded options and Futures Contracts will be valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded options and futures contracts will be valued at the mean between the last bid and asked price. Over-the-counter options and Futures Contracts will be valued at their closing bid prices.

                   (4) Forward foreign currency exchange contracts which are traded in the United States on regulated exchanges will be valued by calculating the mean between the last bid and asked quotations supplied to a pricing service by certain independent dealers in such contracts.

In addition, the following types of securities will be valued as follows:

                   (1) Fixed income securities with a remaining maturity of 60 days or more will be valued by the fund accounting agent using a pricing service. When price quotes are not available, fair market value is based on prices of comparable securities.

                   (2) Fixed income securities maturing within 60 days are valued by the fund accounting agent on an amortized cost basis.

                   (3) Repurchase agreements will be valued as follows. Overnight repurchase agreements will be valued at cost. Term repurchase agreements (i.e., those whose maturity exceeds seven days) will be valued by First Trust at the average of the bid quotations obtained daily from at least two recognized dealers.

The value of any portfolio security held by a Fund for which market quotations are not readily available will be determined by First Trust in a manner that most fairly reflects fair market value of the security on the valuation date, based on a consideration of all available information.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Board of Trustees or its delegate at fair value. These securities generally include but are not limited to, restricted securities (securities which may not be publicly sold without registration under the 1933 Act) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of Fund NAV (as may be the case in foreign markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, does not reflect the security's "fair value." As a general principle, the current "fair value" of an issue of securities would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. A variety of factors may be considered in determining the fair value of such securities.

A Fund may suspend the right of redemption for the Fund only under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when trading in the markets normally utilized is restricted, or when an emergency exists as determined by the SEC so that disposal of a Fund's investments or determination of its net assets is not reasonably practicable; or (c) during any period when the SEC may permit.

                           DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Dividends from net investment income, if any, are declared and paid semi-annually. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions of Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Funds.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their brokers in order to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole Shares of each Fund purchased in the secondary market.


                            MISCELLANEOUS INFORMATION

Counsel. Chapman and Cutler LLP, 111 West Monroe Street, Chicago, Illinois 60603, is counsel to the Trust.

Independent Registered Public Accounting Firm. Deloitte & Touche LLP, 111 South Wacker Drive, Chicago, Illinois 60606, serves as the Funds' independent registered public accounting firm. The firm audits each Fund's financial statements and performs other related audit services.


                              FINANCIAL STATEMENTS

The audited financial statements and notes thereto for the Funds, contained in the Annual Report to Shareholders dated July 31, 2009, are incorporated by reference into this Statement of Additional Information and have been audited by Deloitte & Touche LLP, independent registered public accounting firm, whose report also appears in the Annual Report and is also incorporated by reference herein. No other parts of the Annual Report are incorporated by reference herein. The Annual Report is available without charge by calling (800) 621-1675 or by visiting the SEC's website at http://www.sec.gov.

                                    EXHIBIT A

                                                                                                   PERCENTAGE OF
FUND                                 NAME AND ADDRESS OF OWNER                                     RECORD OWNERSHIP
First Trust Consumer Discretionary AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        39.50%
                                     Citigroup Global Markets, Inc.(2)                               13.38%
                                     UBS Financial Services Inc.(3)                                  10.19%
                                     Merrill Lynch Safekeeping(4)                                     5.74%
                                     Morgan Stanley DW Inc.(5)                                        5.48%

First Trust Consumer Staples AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        27.72%
                                     Morgan Stanley DW Inc.(5)                                       13.36%
                                     Citigroup Global Markets, Inc.(2)                               12.28%
                                     UBS Financial Services Inc.(3)                                   8.82%

First Trust Energy AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        20.66%
                                     Merrill Lynch Safekeeping(4)                                    19.36%
                                     Morgan Stanley DW Inc.(5)                                       13.07%
                                     Citigroup Global Markets, Inc.(2)                                7.06%
                                     Pershing, L.L.C.(6)                                              6.12%
                                     UBS Financial Services Inc.(3)                                   5.67%

First Trust Financials AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        31.73%
                                     Morgan Stanley DW Inc.(5)                                       15.56%
                                     Citigroup Global Markets, Inc.(2)                               13.71%
                                     UBS Financial Services Inc.(3)                                   7.48%
                                     Pershing, L.L.C.(6)                                              7.32%

First Trust Health Care AlphaDEX(R)
Fund                                 First Clearing L.L.C.(1)                                        22.11%
                                     Morgan Stanley DW Inc.(5)                                       12.78%
                                     Merrill Lynch Safekeeping(4)                                    11.90%
                                     Citigroup Global Markets, Inc.(2)                               11.81%
                                     UBS Financial Services Inc.(3)                                   6.07%




                                                                                                   PERCENTAGE OF
FUND                                 NAME AND ADDRESS OF OWNER                                     RECORD OWNERSHIP

First Trust Industrials/Producer Durables AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        40.43%
                                     Citigroup Global Markets, Inc.(2)                               12.05%
                                     UBS Financial Services Inc.(3)                                  10.78%
                                     Goldman, Sachs & Co.(7)                                          5.19%

First Trust Materials AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        20.43%
                                     Morgan Stanley DW Inc.(5)                                       17.52%
                                     Citigroup Global Markets, Inc.(2)                               12.05%
                                     UBS Financial Services Inc.(3)                                   8.13%
                                     Pershing, L.L.C.(6)                                              5.23%
                                     Raymond James & Associates, Inc.(8)                              5.18%

First Trust Technology AlphaDEX(R) Fund
                                     Citigroup Global Markets, Inc.(2)                               21.35%
                                     First Clearing L.L.C.(1)                                        20.17%
                                     Morgan Stanley DW Inc.(5)                                       10.37%
                                     UBS Financial Services Inc.(3)                                   7.03%

First Trust Utilities AlphaDEX(R) Fund
                                     First Clearing L.L.C.(1)                                        21.23%
                                     Morgan Stanley DW Inc.(5)                                       18.62%
                                     Citigroup Global Markets, Inc.(2)                               10.04%
                                     UBS Financial Services Inc.(3)                                   9.13%
                                     Merrill Lynch Safekeeping(4)                                     6.38%
                                     National Financial Services Corporation(9)                       5.58%
                                     JPMorgan Chase Bank/PCS Shared Services(10)                      5.35%

First Trust Large Cap Core AlphaDEX(R) Fund
                                     American Enterprise Investment Services Inc.(11)                23.46%
                                     Raymond James & Associates, Inc.(8)                             20.20%
                                     Citigroup Global Markets, Inc.(2)                               15.75%
                                     Pershing, L.L.C.(6)                                              7.53%
                                     Morgan Stanley DW Inc.(5)                                        6.13%

First Trust Mid Cap Core AlphaDEX(R) Fund
                                     Morgan Stanley DW Inc.(5)                                       21.67%
                                     American Enterprise Investment Services Inc.(11)                13.31%
                                     Pershing, L.L.C.(6)                                             11.87%
                                     First Clearing L.L.C.(1)                                         9.96%
                                     Citigroup Global Markets, Inc.(2)                                9.86%
                                     Wells Fargo Investments, L.L.C.(12)                              5.32%


                                      - 2-




                                                                                                   PERCENTAGE OF
FUND                                 NAME AND ADDRESS OF OWNER                                     RECORD OWNERSHIP

First Trust Small Cap Core AlphaDEX(R) Fund
                                     Morgan Stanley DW Inc.(5)                                       18.18%
                                     Citigroup Global Markets, Inc.(2)                               11.26%
                                     Pershing, L.L.C.(6)                                             11.22%
                                     First Clearing L.L.C.(1)                                         7.35%
                                     American Enterprise Investment Services Inc.(11)                 7.11%

First Trust Large Cap Value Opportunities AlphaDEX(R) Fund
                                     Morgan Stanley DW Inc.(5)                                       42.39%
                                     American Enterprise Investment Services Inc.(11)                13.15%
                                     Pershing, L.L.C.(6)                                             12.47%
                                     Linsco/Private Ledger Corp.(13)                                  6.07%

First Trust Large Cap Growth Opportunities AlphaDEX(R) Fund
                                     Pershing, L.L.C.(6)                                             30.67%
                                     American Enterprise Investment Services Inc.(11)                20.38%
                                     Linsco/Private Ledger Corp.(13)                                  8.99%

First Trust Multi Cap Value AlphaDEX(R) Fund
                                     Pershing, L.L.C.(6)                                             29.37%
                                     Timber Hill L.L.C.(14)                                           9.06%
                                     Merrill Lynch, Pierce, Fenner & Smith Inc.(15)                   8.78%
                                     American Enterprise Investment Services Inc.(11)                 7.80%
                                     Hilliard (J.J.B.), Lyons (W.L.) Inc.(16)                         7.72%
                                     Goldman, Sachs & Co.(7)                                          7.26%
                                     Raymond James & Associates, Inc.(8)                              5.53%

First Trust Multi Cap Growth AlphaDEX(R) Fund
                                     American Enterprise Investment Services Inc.(11)                19.64%
                                     Timber Hill L.L.C.(14)                                          13.37%
                                     Merrill Lynch, Pierce, Fenner & Smith Inc.(15)                  13.29%
                                     Raymond James & Associates, Inc.(8)                             10.59%
                                     Hilliard (J.J.B.), Lyons (W.L.) Inc.(16)                         8.22%

1   10700 Wheat First Drive, Glen Allen, VA 23060
2   333 W. 34th Street, New York,  NY 10001
3   1000 Harbor Boulevard, Weehawken, NJ 07086
4   101 Hudson St., 9th Floor, Jersey City, NJ 07302
5   1585 Broadway, New York,  NY 10036
6   1 Pershing Plaza, Jersey City, NJ 07399
7   180 Maiden Lane, New York, NY 10038
8   880 Carilion Parkway, PO Box 12479, St. Petersburg, FL 33716
9   200 Liberty Street, New York City, NY 10281
10 340 South Cleveland Avenue, Building 350, Westerville, OH 43081 11 2178 AXP Financial Center, Minneapolis, MN 55474

12  608 Second Avenue South, 5th Floor, Minneapolis, MN 55479
13  9785 Towne Center Drive, San Diego, CA 92121-1968
14  1 Pickwick Plaza, Greenwich, CT 06830
15  World Financial Center, North Tower , New York, NY 10080
16  501 South Fourth Avenue, Louisville, KY 40202



                                     - 4 -